UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01352

Fidelity Devonshire Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2024

Item 1.

Reports to Stockholders

Fidelity® Stock Selector Large Cap Value Fund

Annual Report
January 31, 2024
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended January 31, 2024	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	1.65%	8.75%	7.96%
Class M (incl. 3.50% sales charge)	3.86%	8.98%	7.91%
Class C (incl. contingent deferred sales charge)	6.01%	9.15%	7.89%
Fidelity® Stock Selector Large Cap Value Fund	8.21%	10.38%	8.92%
Class I	8.20%	10.37%	8.91%
Class Z	8.33%	10.51%	9.01%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector Large Cap Value Fund, a class of the fund, on January 31, 2014.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 20.82% for the 12 months ending January 31, 2024, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the period. The upturn was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and four times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end. The index added 1.68% in January, finishing the period just shy of a record close set on January 29. By sector for the full 12 months, tech (+53%) and communication services (+43%) led the way, followed by consumer discretionary (+20%). Industrials rose about 13% and the rate-sensitive financials sector gained 10%. In sharp contrast, utilities (-8%) and energy (-4%) lagged most, with the latter hampered by lower oil prices. Real estate (-2%) and materials (-1%) also lost ground.
Comments from Lead Manager Matt Friedman, Co-Manager Jordan Michaels and Co-Manager Matthew Moulis:
For the fiscal year ending January 31, 2024, the fund's share classes (excluding sales charges, if applicable) gained about 7% to 8%, versus 6.08% for the benchmark Russell 1000® Value Index. Relative to the benchmark, security selection was the foremost contributor, especially in the health care sector. Picks among utilities stocks also helped, as was the case in consumer discretionary and real estate. The top individual relative contributor was an overweight in XPO (+113%). Outsized exposure to General Electric (+64%), one of the portfolio's biggest holdings, was a another plus. A stake in Alphabet gained 24% and notably helped as well. In contrast, the biggest detractor from performance versus the benchmark were investment choices in industrials, particularly among capital goods firms. Comparatively light exposure to information technology stocks, primarily within the semiconductors & semiconductor equipment industry, also pressured the portfolio's result. Picks and an underweight in financials, namely in the financial services category, hurt as well. The largest individual relative detractor was an underweight in Meta Platforms (+94%), a position that was no longer held at period end. Smaller-than-benchmark exposure to Berkshire Hathaway (+23%) also proved detrimental. Not owning Intel, a benchmark component that gained 56%, further detracted from the portfolio's relative result the past 12 months. Notable changes in positioning include increased exposure to the tech sector and a lower allocation to communication services companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary January 31, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

JPMorgan Chase & Co.	4.6
Exxon Mobil Corp.	3.0
Johnson & Johnson	2.1
Wells Fargo & Co.	2.0
Cisco Systems, Inc.	2.0
Procter & Gamble Co.	1.8
General Electric Co.	1.6
The Boeing Co.	1.5
Hartford Financial Services Group, Inc.	1.5
Merck & Co., Inc.	1.5
21.6

Market Sectors (% of Fund's net assets)

Financials	22.1
Health Care	14.6
Industrials	12.9
Information Technology	9.2
Consumer Staples	7.7
Energy	7.6
Communication Services	5.1
Consumer Discretionary	4.9
Utilities	4.7
Real Estate	4.7
Materials	4.5
Investment Companies	0.8

Asset Allocation (% of Fund's net assets)

Schedule of Investments January 31, 2024
Showing Percentage of Net Assets
Common Stocks - 98.0%
	Shares	Value ($)
COMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 1.7%
AT&T, Inc.	126,300	2,234,247
Verizon Communications, Inc.	154,317	6,535,325
		8,769,572
Entertainment - 1.0%
The Walt Disney Co.	43,950	4,221,398
Warner Bros Discovery, Inc. (a)	129,264	1,295,225
		5,516,623
Media - 1.7%
Comcast Corp. Class A	143,506	6,678,769
Omnicom Group, Inc.	7,731	698,728
WPP PLC	166,000	1,605,302
		8,982,799
Wireless Telecommunication Services - 0.7%
T-Mobile U.S., Inc.	23,093	3,723,284
TOTAL COMMUNICATION SERVICES		26,992,278
CONSUMER DISCRETIONARY - 4.9%
Automobiles - 0.7%
General Motors Co.	91,851	3,563,819
Hotels, Restaurants & Leisure - 1.7%
Hilton Worldwide Holdings, Inc.	24,306	4,641,474
McDonald's Corp.	15,204	4,450,515
		9,091,989
Household Durables - 0.5%
Tempur Sealy International, Inc.	51,764	2,582,506
Specialty Retail - 2.0%
Dick's Sporting Goods, Inc.	23,142	3,449,778
Lowe's Companies, Inc.	21,390	4,552,648
Williams-Sonoma, Inc. (b)	13,975	2,702,625
		10,705,051
TOTAL CONSUMER DISCRETIONARY		25,943,365
CONSUMER STAPLES - 7.7%
Beverages - 1.7%
Constellation Brands, Inc. Class A (sub. vtg.)	6,862	1,681,739
Keurig Dr. Pepper, Inc.	75,255	2,366,017
PepsiCo, Inc.	5,100	859,503
The Coca-Cola Co.	73,286	4,359,784
		9,267,043
Consumer Staples Distribution & Retail - 1.3%
Dollar Tree, Inc. (a)	13,271	1,733,458
Walmart, Inc.	31,823	5,258,751
		6,992,209
Food Products - 1.3%
Archer Daniels Midland Co.	14,089	783,067
Bunge Global SA	7,078	623,501
McCormick & Co., Inc. (non-vtg.)	100	6,816
Mondelez International, Inc.	39,964	3,008,090
The J.M. Smucker Co.	5,800	762,990
TreeHouse Foods, Inc. (a)	20,100	846,210
Tyson Foods, Inc. Class A	14,700	804,972
		6,835,646
Household Products - 1.9%
Energizer Holdings, Inc.	18,300	578,646
Procter & Gamble Co.	59,407	9,335,216
		9,913,862
Personal Care Products - 0.4%
Kenvue, Inc.	96,400	2,001,264
Tobacco - 1.1%
Altria Group, Inc.	56,192	2,254,423
Philip Morris International, Inc.	39,297	3,570,132
		5,824,555
TOTAL CONSUMER STAPLES		40,834,579
ENERGY - 7.6%
Energy Equipment & Services - 0.9%
Schlumberger Ltd.	99,600	4,850,520
Oil, Gas & Consumable Fuels - 6.7%
Canadian Natural Resources Ltd.	74,700	4,780,533
Cenovus Energy, Inc. (Canada)	198,200	3,210,827
Exxon Mobil Corp.	156,300	16,069,203
Phillips 66 Co.	37,100	5,353,901
Shell PLC ADR	51,600	3,246,156
Targa Resources Corp.	33,500	2,846,160
		35,506,780
TOTAL ENERGY		40,357,300
FINANCIALS - 22.1%
Banks - 9.4%
Bank of America Corp.	135,630	4,612,776
Citigroup, Inc.	84,979	4,773,270
First Horizon National Corp.	30,570	435,317
JPMorgan Chase & Co.	140,399	24,479,967
KeyCorp	338,765	4,922,255
Wells Fargo & Co.	212,107	10,643,529
		49,867,114
Capital Markets - 4.3%
Bank of New York Mellon Corp.	132,930	7,372,298
BlackRock, Inc. Class A	6,341	4,909,900
LPL Financial	7,000	1,674,330
MarketAxess Holdings, Inc.	12,200	2,751,222
Moody's Corp.	5,500	2,156,220
Morgan Stanley	46,700	4,074,108
		22,938,078
Consumer Finance - 0.0%
Discover Financial Services	2,300	242,696
Financial Services - 3.6%
Apollo Global Management, Inc.	16,500	1,656,600
Berkshire Hathaway, Inc. Class B (a)	13,777	5,286,786
Block, Inc. Class A (a)	31,000	2,015,310
Fiserv, Inc. (a)	28,453	4,036,627
FleetCor Technologies, Inc. (a)	4,714	1,366,730
Global Payments, Inc.	34,800	4,636,404
		18,998,457
Insurance - 4.8%
Arthur J. Gallagher & Co.	25,749	5,977,888
Chubb Ltd.	25,687	6,293,315
Globe Life, Inc.	20,046	2,462,050
Hartford Financial Services Group, Inc.	92,012	8,001,364
Progressive Corp.	15,569	2,775,174
		25,509,791
TOTAL FINANCIALS		117,556,136
HEALTH CARE - 14.6%
Biotechnology - 1.3%
Amgen, Inc.	4,300	1,351,318
Biogen, Inc. (a)	2,600	641,316
Gilead Sciences, Inc.	24,200	1,893,892
Moderna, Inc. (a)	6,500	656,825
Regeneron Pharmaceuticals, Inc. (a)	2,870	2,705,779
		7,249,130
Health Care Equipment & Supplies - 2.6%
Abbott Laboratories	40,500	4,582,575
Becton, Dickinson & Co.	9,400	2,244,814
Boston Scientific Corp. (a)	68,200	4,314,332
Stryker Corp.	8,300	2,784,484
		13,926,205
Health Care Providers & Services - 4.5%
Cencora, Inc.	16,300	3,792,684
Centene Corp. (a)	33,700	2,537,947
Cigna Group	10,800	3,250,260
CVS Health Corp.	57,100	4,246,527
Elevance Health, Inc.	2,000	986,880
HCA Holdings, Inc.	4,600	1,402,540
Humana, Inc.	1,700	642,702
Molina Healthcare, Inc. (a)	8,825	3,145,583
UnitedHealth Group, Inc.	7,560	3,868,754
		23,873,877
Life Sciences Tools & Services - 1.6%
Danaher Corp.	17,100	4,102,461
Thermo Fisher Scientific, Inc.	8,275	4,460,060
		8,562,521
Pharmaceuticals - 4.6%
Bristol-Myers Squibb Co.	47,300	2,311,551
Johnson & Johnson	69,185	10,993,497
Merck & Co., Inc.	66,200	7,995,636
Pfizer, Inc.	115,400	3,125,032
		24,425,716
TOTAL HEALTH CARE		78,037,449
INDUSTRIALS - 12.9%
Aerospace & Defense - 3.4%
Northrop Grumman Corp.	9,569	4,275,046
RTX Corp.	21,982	2,003,000
Spirit AeroSystems Holdings, Inc. Class A (a)(b)	137,900	3,786,734
The Boeing Co. (a)	39,004	8,231,404
		18,296,184
Air Freight & Logistics - 1.2%
FedEx Corp.	26,655	6,431,585
Construction & Engineering - 0.9%
Fluor Corp. (a)	131,500	4,958,865
Ground Transportation - 2.7%
Knight-Swift Transportation Holdings, Inc. Class A	80,900	4,642,042
U-Haul Holding Co. (non-vtg.)	65,100	4,157,937
XPO, Inc. (a)	62,700	5,357,088
		14,157,067
Industrial Conglomerates - 1.8%
3M Co.	12,336	1,163,902
General Electric Co.	65,489	8,672,053
		9,835,955
Machinery - 1.7%
Allison Transmission Holdings, Inc.	80,800	4,891,632
Timken Co.	49,700	4,070,927
		8,962,559
Professional Services - 1.2%
Concentrix Corp.	38,300	3,403,721
Manpower, Inc.	39,900	2,958,186
		6,361,907
TOTAL INDUSTRIALS		69,004,122
INFORMATION TECHNOLOGY - 9.2%
Communications Equipment - 2.0%
Cisco Systems, Inc.	210,293	10,552,503
Electronic Equipment, Instruments & Components - 2.1%
TD SYNNEX Corp.	25,854	2,584,883
Teledyne Technologies, Inc. (a)	12,457	5,212,881
Vontier Corp.	93,944	3,249,523
		11,047,287
IT Services - 2.5%
Amdocs Ltd.	60,848	5,578,545
Capgemini SA	30,063	6,731,738
GoDaddy, Inc. (a)	10,933	1,166,114
		13,476,397
Semiconductors & Semiconductor Equipment - 1.4%
Microchip Technology, Inc.	42,444	3,615,380
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	35,166	3,972,351
		7,587,731
Software - 1.2%
Dropbox, Inc. Class A (a)	83,700	2,651,616
Gen Digital, Inc.	157,687	3,702,491
		6,354,107
TOTAL INFORMATION TECHNOLOGY		49,018,025
MATERIALS - 4.5%
Chemicals - 2.8%
Axalta Coating Systems Ltd. (a)	73,135	2,371,037
Celanese Corp. Class A	21,854	3,197,022
Olin Corp.	55,154	2,871,869
The Chemours Co. LLC	95,231	2,873,119
Westlake Corp.	25,487	3,526,126
		14,839,173
Containers & Packaging - 0.3%
O-I Glass, Inc. (a)	100,144	1,458,097
Metals & Mining - 1.0%
Freeport-McMoRan, Inc.	81,872	3,249,500
Glencore PLC	461,800	2,443,364
		5,692,864
Paper & Forest Products - 0.4%
Louisiana-Pacific Corp.	31,124	2,071,302
TOTAL MATERIALS		24,061,436
REAL ESTATE - 4.7%
Equity Real Estate Investment Trusts (REITs) - 4.7%
American Tower Corp.	5,622	1,099,944
Digital Realty Trust, Inc.	19,590	2,751,611
Equinix, Inc.	2,663	2,209,678
Equity Lifestyle Properties, Inc.	44,350	3,002,052
Invitation Homes, Inc.	119,622	3,939,152
Mid-America Apartment Communities, Inc.	9,832	1,242,568
Prologis, Inc.	35,094	4,446,059
Simon Property Group, Inc.	19,600	2,716,756
Welltower, Inc.	41,803	3,616,378
		25,024,198
UTILITIES - 4.7%
Electric Utilities - 3.2%
Constellation Energy Corp.	36,851	4,495,822
Edison International	43,462	2,932,816
FirstEnergy Corp.	54,879	2,012,962
NextEra Energy, Inc.	75,200	4,408,976
PG&E Corp.	211,194	3,562,843
		17,413,419
Independent Power and Renewable Electricity Producers - 0.5%
The AES Corp.	159,287	2,656,907
Multi-Utilities - 1.0%
NiSource, Inc.	59,400	1,542,618
Sempra	50,658	3,625,086
		5,167,704
TOTAL UTILITIES		25,238,030
TOTAL COMMON STOCKS (Cost $426,426,191)		522,066,918

Money Market Funds - 2.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	6,428,203	6,429,489
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	5,404,410	5,404,950
TOTAL MONEY MARKET FUNDS (Cost $11,834,362)		11,834,439

Equity Funds - 0.8%
	Shares	Value ($)
Domestic Equity Funds - 0.8%
iShares Russell 1000 Value Index ETF (b) (Cost $4,202,245)	26,000	4,299,100

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $442,462,798)	538,200,457
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(5,444,825)
NET ASSETS - 100.0%	532,755,632

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	7,849,365	157,712,670	159,132,547	424,445	-	1	6,429,489	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	2,231,000	86,791,744	83,617,794	25,735	-	-	5,404,950	0.0%
Total	10,080,365	244,504,414	242,750,341	450,180	-	1	11,834,439

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	26,992,278	25,386,976	1,605,302	-
Consumer Discretionary	25,943,365	25,943,365	-	-
Consumer Staples	40,834,579	40,834,579	-	-
Energy	40,357,300	40,357,300	-	-
Financials	117,556,136	117,556,136	-	-
Health Care	78,037,449	78,037,449	-	-
Industrials	69,004,122	69,004,122	-	-
Information Technology	49,018,025	49,018,025	-	-
Materials	24,061,436	21,618,072	2,443,364	-
Real Estate	25,024,198	25,024,198	-	-
Utilities	25,238,030	25,238,030	-	-

Money Market Funds	11,834,439	11,834,439	-	-

Equity Funds	4,299,100	4,299,100	-	-
Total Investments in Securities:	538,200,457	534,151,791	4,048,666	-
Financial Statements
Statement of Assets and Liabilities
		January 31, 2024

Assets
Investment in securities, at value (including securities loaned of $5,347,450) - See accompanying schedule:
Unaffiliated issuers (cost $430,628,436)	$526,366,018
Fidelity Central Funds (cost $11,834,362)	11,834,439

Total Investment in Securities (cost $442,462,798)		$538,200,457
Cash		157,723
Foreign currency held at value (cost $1)		1
Receivable for investments sold		240,338
Receivable for fund shares sold		404,187
Dividends receivable		544,336
Distributions receivable from Fidelity Central Funds		38,559
Prepaid expenses		392
Total assets		539,585,993
Liabilities
Payable for investments purchased	$747,603
Payable for fund shares redeemed	228,878
Accrued management fee	287,778
Distribution and service plan fees payable	19,494
Other affiliated payables	83,593
Other payables and accrued expenses	58,065
Collateral on securities loaned	5,404,950
Total Liabilities		6,830,361
Net Assets		$532,755,632
Net Assets consist of:
Paid in capital		$428,861,852
Total accumulated earnings (loss)		103,893,780
Net Assets		$532,755,632

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($41,371,337 ÷ 1,627,258 shares)(a)		$25.42
Maximum offering price per share (100/94.25 of $25.42)		$26.97
Class M :
Net Asset Value and redemption price per share ($12,970,092 ÷ 511,737 shares)(a)		$25.35
Maximum offering price per share (100/96.50 of $25.35)		$26.27
Class C :
Net Asset Value and offering price per share ($6,542,777 ÷ 265,292 shares)(a)		$24.66
Stock Selector Large Cap Value :
Net Asset Value, offering price and redemption price per share ($451,071,578 ÷ 17,518,104 shares)		$25.75
Class I :
Net Asset Value, offering price and redemption price per share ($13,168,325 ÷ 508,896 shares)		$25.88
Class Z :
Net Asset Value, offering price and redemption price per share ($7,631,523 ÷ 298,488 shares)		$25.57
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended January 31, 2024
Investment Income
Dividends		$10,211,171
Interest		768
Income from Fidelity Central Funds (including $25,735 from security lending)		450,180
Total Income		10,662,119
Expenses
Management fee
Basic fee	$2,486,867
Performance adjustment	781,634
Transfer agent fees	762,417
Distribution and service plan fees	226,321
Accounting fees	168,164
Custodian fees and expenses	33,622
Independent trustees' fees and expenses	2,983
Registration fees	97,039
Audit	62,370
Legal	8,047
Miscellaneous	1,835
Total expenses before reductions	4,631,299
Expense reductions	(35,839)
Total expenses after reductions		4,595,460
Net Investment income (loss)		6,066,659
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	16,723,035
Foreign currency transactions	3,656
Total net realized gain (loss)		16,726,691
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	15,755,359
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	(114)
Total change in net unrealized appreciation (depreciation)		15,755,246
Net gain (loss)		32,481,937
Net increase (decrease) in net assets resulting from operations		$38,548,596
Statement of Changes in Net Assets

	Year ended January 31, 2024	Year ended January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,066,659	$5,362,972
Net realized gain (loss)	16,726,691	21,554,266
Change in net unrealized appreciation (depreciation)	15,755,246	(25,324,902)
Net increase (decrease) in net assets resulting from operations	38,548,596	1,592,336
Distributions to shareholders	(12,632,797)	(37,496,299)

Share transactions - net increase (decrease)	24,257,577	(22,942,895)
Total increase (decrease) in net assets	50,173,376	(58,846,858)

Net Assets
Beginning of period	482,582,256	541,429,114
End of period	$532,755,632	$482,582,256

Financial Highlights
Fidelity Advisor® Stock Selector Large Cap Value Fund Class A

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$24.12	$25.78	$21.53	$20.92	$18.80
Income from Investment Operations
Net investment income (loss) A,B	.25	.20	.18	.32 C	.29
Net realized and unrealized gain (loss)	1.63	(.01)	5.16	.71	2.14
Total from investment operations	1.88	.19	5.34	1.03	2.43
Distributions from net investment income	(.23)	(.23)	(.20)	(.42)	(.31)
Distributions from net realized gain	(.34)	(1.62)	(.90)	-	-
Total distributions	(.58) D	(1.85)	(1.09) D	(.42)	(.31)
Net asset value, end of period	$25.42	$24.12	$25.78	$21.53	$20.92
Total Return E,F	7.86%	1.06%	24.86%	5.03%	12.92%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.22%	1.13%	1.06%	.94%	.93%
Expenses net of fee waivers, if any	1.21%	1.12%	1.05%	.94%	.93%
Expenses net of all reductions	1.21%	1.12%	1.05%	.93%	.93%
Net investment income (loss)	1.03%	.85%	.69%	1.67% C	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$41,371	$39,638	$36,552	$22,580	$25,576
Portfolio turnover rate I	70%	67%	76%	104%	68% J

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.32%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Stock Selector Large Cap Value Fund Class M

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$24.06	$25.72	$21.48	$20.88	$18.77
Income from Investment Operations
Net investment income (loss) A,B	.19	.14	.11	.26 C	.23
Net realized and unrealized gain (loss)	1.63	(.01)	5.15	.70	2.13
Total from investment operations	1.82	.13	5.26	.96	2.36
Distributions from net investment income	(.18)	(.18)	(.13)	(.36)	(.25)
Distributions from net realized gain	(.34)	(1.62)	(.90)	-	-
Total distributions	(.53) D	(1.79) D	(1.02) D	(.36)	(.25)
Net asset value, end of period	$25.35	$24.06	$25.72	$21.48	$20.88
Total Return E,F	7.62%	.82%	24.55%	4.70%	12.59%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.46%	1.38%	1.32%	1.23%	1.24%
Expenses net of fee waivers, if any	1.45%	1.37%	1.31%	1.23%	1.23%
Expenses net of all reductions	1.45%	1.37%	1.31%	1.22%	1.23%
Net investment income (loss)	.80%	.60%	.43%	1.38% C	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$12,970	$12,319	$12,188	$9,526	$10,385
Portfolio turnover rate I	70%	67%	76%	104%	68% J

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.03%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Stock Selector Large Cap Value Fund Class C

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$23.42	$25.11	$20.99	$20.40	$18.37
Income from Investment Operations
Net investment income (loss) A,B	.05	.01	(.03)	.16 C	.12
Net realized and unrealized gain (loss)	1.58	(.02)	5.02	.68	2.08
Total from investment operations	1.63	(.01)	4.99	.84	2.20
Distributions from net investment income	(.04)	(.07)	-	(.25)	(.17)
Distributions from net realized gain	(.34)	(1.62)	(.87)	-	-
Total distributions	(.39) D	(1.68) D	(.87)	(.25)	(.17)
Net asset value, end of period	$24.66	$23.42	$25.11	$20.99	$20.40
Total Return E,F	7.01%	.24%	23.82%	4.19%	11.96%
Ratios to Average Net Assets B,G,H
Expenses before reductions	2.02%	1.94%	1.88%	1.76%	1.78%
Expenses net of fee waivers, if any	2.01%	1.94%	1.88%	1.76%	1.77%
Expenses net of all reductions	2.01%	1.94%	1.88%	1.75%	1.77%
Net investment income (loss)	.24%	.04%	(.14)%	.86% C	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$6,543	$7,898	$6,948	$6,723	$8,813
Portfolio turnover rate I	70%	67%	76%	104%	68% J

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .51%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Stock Selector Large Cap Value Fund

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$24.41	$26.06	$21.73	$21.11	$18.94
Income from Investment Operations
Net investment income (loss) A,B	.32	.28	.25	.38 C	.35
Net realized and unrealized gain (loss)	1.66	(.01)	5.23	.72	2.16
Total from investment operations	1.98	.27	5.48	1.10	2.51
Distributions from net investment income	(.30)	(.30)	(.25)	(.48)	(.34)
Distributions from net realized gain	(.34)	(1.62)	(.90)	-	-
Total distributions	(.64)	(1.92)	(1.15)	(.48)	(.34)
Net asset value, end of period	$25.75	$24.41	$26.06	$21.73	$21.11
Total Return D	8.21%	1.36%	25.26%	5.31%	13.24%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.92%	.83%	.76%	.64%	.64%
Expenses net of fee waivers, if any	.92%	.83%	.75%	.64%	.64%
Expenses net of all reductions	.92%	.83%	.75%	.63%	.64%
Net investment income (loss)	1.33%	1.15%	.99%	1.97% C	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$451,072	$405,895	$446,926	$373,322	$432,154
Portfolio turnover rate G	70%	67%	76%	104%	68% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.62%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Stock Selector Large Cap Value Fund Class I

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$24.53	$26.17	$21.82	$21.22	$18.82
Income from Investment Operations
Net investment income (loss) A,B	.32	.28	.26	.38 C	.34
Net realized and unrealized gain (loss)	1.67	(.01)	5.24	.72	2.14
Total from investment operations	1.99	.27	5.50	1.10	2.48
Distributions from net investment income	(.30)	(.30)	(.25)	(.50)	(.08)
Distributions from net realized gain	(.34)	(1.62)	(.90)	-	-
Total distributions	(.64)	(1.91) D	(1.15)	(.50)	(.08)
Net asset value, end of period	$25.88	$24.53	$26.17	$21.82	$21.22
Total Return E	8.20%	1.39%	25.26%	5.31%	13.20%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.92%	.82%	.75%	.67%	.67%
Expenses net of fee waivers, if any	.91%	.82%	.74%	.67%	.66%
Expenses net of all reductions	.91%	.82%	.74%	.66%	.66%
Net investment income (loss)	1.34%	1.15%	1.00%	1.94% C	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$13,168	$10,858	$18,239	$9,420	$9,450
Portfolio turnover rate H	70%	67%	76%	104%	68% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.59%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Stock Selector Large Cap Value Fund Class Z

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$24.24	$25.88	$21.58	$20.97	$18.84
Income from Investment Operations
Net investment income (loss) A,B	.35	.30	.28	.41 C	.38
Net realized and unrealized gain (loss)	1.65	(.01)	5.20	.71	2.14
Total from investment operations	2.00	.29	5.48	1.12	2.52
Distributions from net investment income	(.33)	(.31)	(.28)	(.51)	(.39)
Distributions from net realized gain	(.34)	(1.62)	(.90)	-	-
Total distributions	(.67)	(1.93)	(1.18)	(.51)	(.39)
Net asset value, end of period	$25.57	$24.24	$25.88	$21.58	$20.97
Total Return D	8.33%	1.46%	25.43%	5.43%	13.38%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.81%	.72%	.65%	.52%	.52%
Expenses net of fee waivers, if any	.80%	.71%	.65%	.52%	.52%
Expenses net of all reductions	.80%	.71%	.65%	.51%	.51%
Net investment income (loss)	1.44%	1.26%	1.10%	2.10% C	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$7,632	$5,973	$20,576	$20,841	$12,905
Portfolio turnover rate G	70%	67%	76%	104%	68% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.75%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended January 31, 2024

1. Organization.
Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Stock Selector Large Cap Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$107,197,570
Gross unrealized depreciation	(12,680,853)
Net unrealized appreciation (depreciation)	$94,516,717
Tax Cost	$443,683,740

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,704,988
Undistributed long-term capital gain	$6,672,780
Net unrealized appreciation (depreciation) on securities and other investments	$94,516,012

The tax character of distributions paid was as follows:

	January 31, 2024	January 31, 2023
Ordinary Income	$8,089,706	$ 5,512,900
Long-term Capital Gains	4,543,091	31,983,399
Total	$12,632,797	$ 37,496,299
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Stock Selector Large Cap Value Fund	350,118,452	330,237,899
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$96,455	$1,222
Class M	.25%	.25%	60,269	-
Class C	.75%	.25%	69,597	6,040
			$226,321	$7,262

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,373
Class M	1,212
Class CA	488
$8,073

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.2000
Class M	.1912
Class C	.2000
Stock Selector Large Cap Value	.1503
Class I	.1457

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$78,515.20
Class M	23,304.19
Class C	17,128.25
Stock Selector Large Cap Value	627,367.16
Class I	13,595.15
Class Z	2,508.04
	$762,417

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Stock Selector Large Cap Value Fund	.0354

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Stock Selector Large Cap Value Fund	.04

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

The management fee will be determined by calculating a basic fee and then applying a performance adjustment.

When determining a class's basic fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual basic fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.72
Class M	.71
Class C	.72
Stock Selector Large Cap Value	.67
Class I	.66
Class Z	.56

One-twelfth of the basic fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month.

The performance adjustment rate will be calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Stock Selector Large Cap Value	Russell 1000 Value Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance will be based on the performance of Stock Selector Large Cap Value. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate will be ± .20% of the Fund's average net assets over the performance period. The performance adjustment rate will be divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount will be proportionately added to or subtracted from a class's basic fee.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Stock Selector Large Cap Value Fund	$5,302

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Stock Selector Large Cap Value Fund	26,254,011	28,276,134	1,783,422
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Stock Selector Large Cap Value Fund	$826
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Stock Selector Large Cap Value Fund	$2,251	$-	$-
8. Expense Reductions.
Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class M	$445

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $35,394.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended January 31, 2024	Year ended January 31, 2023
Fidelity Stock Selector Large Cap Value Fund
Distributions to shareholders
Class A	$922,727	$2,802,856
Class M	265,760	872,953
Class C	111,459	486,387
Stock Selector Large Cap Value	10,918,129	31,443,168
Class I	225,523	1,004,740
Class Z	189,199	886,195
Total	$12,632,797	$37,496,299
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2024	Year ended January 31, 2023	Year ended January 31, 2024	Year ended January 31, 2023
Fidelity Stock Selector Large Cap Value Fund
Class A
Shares sold	197,092	335,914	$4,701,207	$8,018,993
Reinvestment of distributions	36,092	114,886	890,986	2,694,081
Shares redeemed	(249,340)	(225,187)	(5,910,532)	(5,287,878)
Net increase (decrease)	(16,156)	225,613	$(318,339)	$5,425,196
Class M
Shares sold	48,857	68,651	$1,173,021	$1,637,524
Reinvestment of distributions	10,811	37,248	265,760	872,853
Shares redeemed	(60,062)	(67,616)	(1,424,299)	(1,611,031)
Net increase (decrease)	(394)	38,283	$14,482	$899,346
Class C
Shares sold	40,411	111,397	$929,958	$2,543,174
Reinvestment of distributions	4,707	21,248	111,456	486,387
Shares redeemed	(117,075)	(72,074)	(2,697,289)	(1,681,764)
Net increase (decrease)	(71,957)	60,571	$(1,655,875)	$1,347,797
Stock Selector Large Cap Value
Shares sold	2,942,511	1,256,457	$72,351,891	$30,696,006
Reinvestment of distributions	405,512	1,239,041	10,161,738	29,458,357
Shares redeemed	(2,457,328)	(3,015,259)	(59,513,478)	(72,814,961)
Net increase (decrease)	890,695	(519,761)	$23,000,151	$(12,660,598)
Class I
Shares sold	316,910	132,680	$7,961,043	$3,206,703
Reinvestment of distributions	8,810	40,097	221,147	965,922
Shares redeemed	(259,551)	(426,883)	(6,305,714)	(10,544,795)
Net increase (decrease)	66,169	(254,106)	$1,876,476	$(6,372,170)
Class Z
Shares sold	183,230	136,141	$4,449,185	$3,345,203
Reinvestment of distributions	7,067	34,453	176,173	833,330
Shares redeemed	(138,217)	(719,267)	(3,284,676)	(15,760,999)
Net increase (decrease)	52,080	(548,673)	$1,340,682	$(11,582,466)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Stock Selector Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Stock Selector Large Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the "Fund") as of January 31, 2024, the related statement of operations for the year ended January 31, 2024, the statement of changes in net assets for each of the two years in the period ended January 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2024 and the financial highlights for each of the five years in the period ended January 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
March 14, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President or Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2023 to January 31, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2023	Ending Account Value January 31, 2024	Expenses Paid During Period- C August 1, 2023 to January 31, 2024
Fidelity® Stock Selector Large Cap Value Fund
Class A	1.21%
Actual		$ 1,000	$ 1,043.00	$ 6.23
Hypothetical-B		$ 1,000	$ 1,019.11	$ 6.16
Class M	1.45%
Actual		$ 1,000	$ 1,042.30	$ 7.46
Hypothetical-B		$ 1,000	$ 1,017.90	$ 7.38
Class C	2.00%
Actual		$ 1,000	$ 1,038.90	$ 10.28
Hypothetical-B		$ 1,000	$ 1,015.12	$ 10.16
Fidelity® Stock Selector Large Cap Value Fund **	.92%
Actual		$ 1,000	$ 1,044.70	$ 4.74
Hypothetical-B		$ 1,000	$ 1,020.57	$ 4.69
Class I **	.92%
Actual		$ 1,000	$ 1,044.80	$ 4.74
Hypothetical-B		$ 1,000	$ 1,020.57	$ 4.69
Class Z **	.81%
Actual		$ 1,000	$ 1,045.60	$ 4.18
Hypothetical-B		$ 1,000	$ 1,021.12	$ 4.13

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
Fidelity® Stock Selector Large Cap Value Fund
Fidelity® Stock Selector Large Cap Value Fund	.87%
Actual		$ 4.48
Hypothetical- B		$ 4.43
Class I	.87%
Actual		$ 4.48
Hypothetical- B		$ 4.43
Class Z	.76%
Actual		$ 3.92
Hypothetical- B		$ 3.87

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2024, $9,591,718, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed in December, during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $199,537 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 100%; Class M designates 100%; Class C designates 100%; Stock Selector Large Cap Value designates 95%; Class I designates 95% and Class Z designates 89% of the dividend distributed in December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Class C, Stock Selector Large Cap Value, Class I and Class Z designate 100% of the dividend distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of the fund and each class into a single class-level fee based on tiered schedules and subject to a maximum class-level rate (the Unified Fee). In exchange for the Unified Fee, the fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each class of the fund would be no higher than the sum of (i) the lowest contractual management fee rate under the fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to the fund for the same services. The Board noted that certain expenses such as performance adjustments, third-party expenses, Rule 12b-1 fees, and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee. The Board considered that, under the Management Contract, a different management fee rate will be applicable to each class of the fund. The Board noted that Fidelity has represented that the difference in expenses between classes is based on differences in class-specific expenses and not due to any difference in advisory or third-party custodial fees or other expenses related to the management of the fund's assets.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including the fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.900194.114
LCV-ANN-0324
Fidelity® Mid Cap Value Fund

Annual Report
January 31, 2024
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended January 31, 2024	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	2.63%	8.54%	7.28%
Class M (incl. 3.50% sales charge)	4.82%	8.77%	7.24%
Class C (incl. contingent deferred sales charge)	7.05%	9.00%	7.28%
Fidelity® Mid Cap Value Fund	9.20%	10.15%	8.24%
Class I	9.16%	10.15%	8.23%
Class Z	9.31%	10.29%	8.33%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Value Fund, a class of the fund, on January 31, 2014.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 20.82% for the 12 months ending January 31, 2024, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the period. The upturn was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and four times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end. The index added 1.68% in January, finishing the period just shy of a record close set on January 29. By sector for the full 12 months, tech (+53%) and communication services (+43%) led the way, followed by consumer discretionary (+20%). Industrials rose about 13% and the rate-sensitive financials sector gained 10%. In sharp contrast, utilities (-8%) and energy (-4%) lagged most, with the latter hampered by lower oil prices. Real estate (-2%) and materials (-1%) also lost ground.
Comments from Lead Manager Neil Nabar and Co-Manager Anastasia Zabolotnikova:
For the fiscal year ending January 31, 2024, the fund's share classes (excluding sales charges, if applicable) gained about 8% to 9%, versus 2.42% for the Russell Midcap® Value Index. Security selection was the primary contributor to the fund's outperformance of the Russell benchmark, especially within real estate, where our stock picks in equity real estate investment trusts (REITs) helped most. Stock selection in utilities, materials, industrials, and health care also significantly boosted the fund's relative result. The top individual contributor was an overweight in Builders FirstSource (+117%), one of the fund's largest holdings. Other notable contributors included overweights in XPO (+114%) and Welltower (+19%), an equity REIT that was the fund's top holding at period end. In contrast, security selection in energy detracted from performance versus the benchmark. The largest individual relative detractor was a stake in Signature Bank (-100%), a regional bank that failed and was taken over by the government. Signature Bank was not held at period end. Elsewhere, a non-benchmark position in AdaptHealth (-66%) detracted. This period we increased our position in AdaptHealth. Another notable relative detractor was an investment in Citizens Financial (-43%), which was not held at period end. Notable changes in positioning include increased exposure to the industrials sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary January 31, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Welltower, Inc.	2.5
Builders FirstSource, Inc.	1.3
Steel Dynamics, Inc.	1.2
PG&E Corp.	1.2
Constellation Energy Corp.	1.2
Camden Property Trust (SBI)	1.1
Edison International	1.1
Raymond James Financial, Inc.	1.1
Sun Communities, Inc.	1.1
PACCAR, Inc.	1.1
12.9

Market Sectors (% of Fund's net assets)

Industrials	20.3
Financials	18.2
Materials	9.9
Real Estate	9.9
Consumer Discretionary	9.7
Utilities	7.1
Health Care	6.7
Information Technology	6.4
Energy	6.0
Consumer Staples	3.8
Communication Services	2.0

Asset Allocation (% of Fund's net assets)

Schedule of Investments January 31, 2024
Showing Percentage of Net Assets
Common Stocks - 100.0%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 0.6%
Cellnex Telecom SA (a)	249,937	9,616,919
Media - 1.4%
Interpublic Group of Companies, Inc.	330,300	10,896,597
Nexstar Media Group, Inc. Class A	33,258	5,910,279
Thryv Holdings, Inc. (b)	153,521	3,137,969
WPP PLC	436,500	4,221,170
		24,166,015
TOTAL COMMUNICATION SERVICES		33,782,934
CONSUMER DISCRETIONARY - 9.7%
Automobile Components - 1.2%
Aptiv PLC (b)	152,117	12,371,676
Atmus Filtration Technologies, Inc. (c)	330,000	7,368,900
		19,740,576
Automobiles - 0.4%
Harley-Davidson, Inc.	194,700	6,318,015
Broadline Retail - 0.3%
Kohl's Corp. (c)	199,446	5,137,729
Diversified Consumer Services - 0.8%
Laureate Education, Inc. Class A	665,252	8,395,480
Service Corp. International	67,956	4,561,207
		12,956,687
Hotels, Restaurants & Leisure - 1.9%
Hyatt Hotels Corp. Class A (c)	64,900	8,331,213
Light & Wonder, Inc. Class A (b)	69,636	5,597,342
Marriott Vacations Worldwide Corp.	70,500	5,914,245
MGM Resorts International (b)	159,341	6,910,619
Travel+Leisure Co.	153,700	6,212,554
		32,965,973
Household Durables - 0.9%
Helen of Troy Ltd. (b)	36,564	4,186,578
Newell Brands, Inc.	616,600	5,130,112
Tempur Sealy International, Inc.	113,857	5,680,326
		14,997,016
Leisure Products - 0.7%
Brunswick Corp.	90,300	7,285,404
Topgolf Callaway Brands Corp. (b)	353,500	4,655,595
		11,940,999
Specialty Retail - 2.9%
Academy Sports & Outdoors, Inc.	106,400	6,674,472
Aritzia, Inc. (b)	176,200	4,286,885
Camping World Holdings, Inc.	48,100	1,195,285
Lithia Motors, Inc. Class A (sub. vtg.)	29,771	8,777,979
Signet Jewelers Ltd. (c)	67,800	6,744,744
Upbound Group, Inc.	232,243	7,710,468
Victoria's Secret & Co. (b)(c)	114,813	2,990,879
Williams-Sonoma, Inc. (c)	56,000	10,829,840
		49,210,552
Textiles, Apparel & Luxury Goods - 0.6%
Tapestry, Inc.	262,000	10,162,980
TOTAL CONSUMER DISCRETIONARY		163,430,527
CONSUMER STAPLES - 3.8%
Consumer Staples Distribution & Retail - 1.0%
BJ's Wholesale Club Holdings, Inc. (b)	69,500	4,471,630
U.S. Foods Holding Corp. (b)	244,368	11,243,372
		15,715,002
Food Products - 2.4%
Archer Daniels Midland Co.	98,400	5,469,072
Bunge Global SA (c)	140,892	12,411,176
Lamb Weston Holdings, Inc.	51,900	5,316,636
The J.M. Smucker Co.	62,200	8,182,410
Tyson Foods, Inc. Class A	160,354	8,780,985
		40,160,279
Personal Care Products - 0.4%
Kenvue, Inc.	337,900	7,014,804
TOTAL CONSUMER STAPLES		62,890,085
ENERGY - 6.0%
Energy Equipment & Services - 1.6%
Championx Corp.	305,700	8,379,237
Liberty Oilfield Services, Inc. Class A	262,191	5,450,951
NOV, Inc.	312,400	6,094,924
Valaris Ltd. (b)	115,800	7,164,546
		27,089,658
Oil, Gas & Consumable Fuels - 4.4%
Cenovus Energy, Inc. (c)	727,993	11,778,927
MEG Energy Corp. (b)	385,800	7,294,459
Occidental Petroleum Corp.	150,298	8,652,656
Phillips 66 Co.	60,500	8,730,755
Range Resources Corp.	430,100	12,490,104
Targa Resources Corp.	155,610	13,220,626
Valero Energy Corp.	83,810	11,641,209
		73,808,736
TOTAL ENERGY		100,898,394
FINANCIALS - 18.2%
Banks - 3.8%
East West Bancorp, Inc.	201,524	14,672,962
First Citizens Bancshares, Inc.	3,000	4,530,000
KeyCorp	1,021,800	14,846,754
M&T Bank Corp.	123,956	17,118,324
Webster Financial Corp.	184,800	9,143,904
Zions Bancorporation NA	91,400	3,829,660
		64,141,604
Capital Markets - 2.1%
BGC Group, Inc. Class A	837,300	5,911,338
Carlyle Group LP (c)	272,395	10,901,248
Raymond James Financial, Inc.	168,013	18,511,672
		35,324,258
Consumer Finance - 3.1%
Ally Financial, Inc.	303,600	11,136,048
Discover Financial Services	141,000	14,878,320
OneMain Holdings, Inc.	294,355	14,011,298
SLM Corp.	620,168	12,328,940
		52,354,606
Financial Services - 3.6%
Apollo Global Management, Inc.	124,773	12,527,209
Corebridge Financial, Inc.	223,192	5,394,551
Global Payments, Inc.	132,200	17,613,006
Voya Financial, Inc.	93,800	6,788,306
Walker & Dunlop, Inc.	113,068	10,921,238
WEX, Inc. (b)(c)	37,500	7,664,625
		60,908,935
Insurance - 5.6%
American Financial Group, Inc.	109,700	13,207,880
Arthur J. Gallagher & Co.	24,311	5,644,042
Chubb Ltd.	45,760	11,211,200
First American Financial Corp.	144,612	8,727,334
Globe Life, Inc.	86,100	10,574,802
Hartford Financial Services Group, Inc.	198,858	17,292,692
Markel Group, Inc. (b)	10,386	15,552,308
Old Republic International Corp.	264,467	7,415,655
Stewart Information Services Corp.	69,000	4,254,540
		93,880,453
TOTAL FINANCIALS		306,609,856
HEALTH CARE - 6.7%
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	289,000	11,181,410
Health Care Providers & Services - 3.7%
AdaptHealth Corp. (b)	735,065	5,307,169
Cencora, Inc.	31,332	7,290,330
Centene Corp. (b)	169,777	12,785,906
CVS Health Corp.	150,100	11,162,937
Molina Healthcare, Inc. (b)	34,551	12,315,358
Tenet Healthcare Corp. (b)	164,930	13,646,308
		62,508,008
Life Sciences Tools & Services - 1.8%
Agilent Technologies, Inc.	56,100	7,298,610
Bio-Rad Laboratories, Inc. Class A (b)	25,887	8,306,879
Charles River Laboratories International, Inc. (b)	66,163	14,309,734
		29,915,223
Pharmaceuticals - 0.5%
Royalty Pharma PLC	328,932	9,338,379
TOTAL HEALTH CARE		112,943,020
INDUSTRIALS - 20.3%
Building Products - 3.7%
Armstrong World Industries, Inc. (c)	71,500	7,093,515
Builders FirstSource, Inc. (b)	126,669	22,006,205
Johnson Controls International PLC	190,900	10,058,521
Owens Corning	96,100	14,562,033
UFP Industries, Inc.	78,772	8,936,683
		62,656,957
Commercial Services & Supplies - 0.7%
The Brink's Co.	75,420	6,096,953
Vestis Corp.	261,200	5,589,680
		11,686,633
Construction & Engineering - 1.4%
EMCOR Group, Inc.	46,012	10,495,797
Willscot Mobile Mini Holdings (b)	263,550	12,465,915
		22,961,712
Electrical Equipment - 2.0%
Acuity Brands, Inc.	42,600	10,145,616
Encore Wire Corp.	32,500	7,328,750
Regal Rexnord Corp.	118,969	15,877,603
		33,351,969
Ground Transportation - 2.7%
ArcBest Corp.	66,400	7,910,232
Knight-Swift Transportation Holdings, Inc. Class A	148,337	8,511,577
U-Haul Holding Co. (non-vtg.)	196,419	12,545,282
XPO, Inc. (b)	198,341	16,946,255
		45,913,346
Machinery - 5.1%
Allison Transmission Holdings, Inc.	141,400	8,560,356
Barnes Group, Inc.	187,700	6,214,747
Chart Industries, Inc. (b)(c)	37,657	4,395,325
CNH Industrial NV	759,800	9,117,600
Gates Industrial Corp. PLC (b)	890,100	11,464,488
Mueller Water Products, Inc. Class A	336,900	4,618,899
PACCAR, Inc.	175,749	17,643,442
Terex Corp.	122,300	7,512,889
Timken Co.	132,195	10,828,092
Trinity Industries, Inc.	192,600	4,841,964
		85,197,802
Professional Services - 2.7%
Concentrix Corp.	100,410	8,923,437
Genpact Ltd.	312,200	11,207,980
Manpower, Inc.	99,817	7,400,432
Science Applications International Corp.	69,707	8,898,796
TransUnion	135,900	9,402,921
		45,833,566
Trading Companies & Distributors - 2.0%
Core & Main, Inc. (b)	207,000	8,551,170
GMS, Inc. (b)	124,500	10,477,920
Rush Enterprises, Inc. Class A	89,300	4,010,463
WESCO International, Inc.	57,812	10,031,538
		33,071,091
TOTAL INDUSTRIALS		340,673,076
INFORMATION TECHNOLOGY - 6.4%
Communications Equipment - 1.0%
Ciena Corp. (b)	160,100	8,485,300
Lumentum Holdings, Inc. (b)	153,351	8,425,104
		16,910,404
Electronic Equipment, Instruments & Components - 1.7%
Coherent Corp. (b)	164,900	7,839,346
Flex Ltd. (b)	269,398	6,395,509
Jabil, Inc.	43,600	5,462,644
TD SYNNEX Corp.	90,784	9,076,584
		28,774,083
Semiconductors & Semiconductor Equipment - 2.6%
First Solar, Inc. (b)	55,100	8,061,130
Microchip Technology, Inc.	127,744	10,881,234
MKS Instruments, Inc.	88,900	9,463,405
ON Semiconductor Corp. (b)	218,100	15,513,453
		43,919,222
Software - 0.9%
Gen Digital, Inc.	259,418	6,091,135
Rapid7, Inc. (b)	141,700	7,797,751
		13,888,886
Technology Hardware, Storage & Peripherals - 0.2%
Seagate Technology Holdings PLC	40,300	3,452,904
TOTAL INFORMATION TECHNOLOGY		106,945,499
MATERIALS - 9.9%
Chemicals - 3.9%
Celanese Corp. Class A	68,672	10,046,027
CF Industries Holdings, Inc.	93,400	7,052,634
Corteva, Inc.	168,567	7,666,427
FMC Corp.	88,100	4,951,220
Methanex Corp.	96,400	4,272,448
Olin Corp.	208,999	10,882,578
The Chemours Co. LLC	198,800	5,997,796
Westlake Corp. (c)	111,089	15,369,163
		66,238,293
Construction Materials - 0.5%
Eagle Materials, Inc.	36,400	8,236,592
Containers & Packaging - 2.2%
Crown Holdings, Inc.	61,962	5,483,637
Graphic Packaging Holding Co.	400,061	10,205,556
International Paper Co.	193,040	6,916,623
WestRock Co.	346,800	13,962,168
		36,567,984
Metals & Mining - 2.0%
Constellium NV (b)	327,100	6,133,125
Freeport-McMoRan, Inc.	191,045	7,582,576
Steel Dynamics, Inc.	172,200	20,782,818
		34,498,519
Paper & Forest Products - 1.3%
Interfor Corp. (b)	388,600	6,012,035
Louisiana-Pacific Corp.	140,712	9,364,384
West Fraser Timber Co. Ltd.	79,100	6,289,993
		21,666,412
TOTAL MATERIALS		167,207,800
REAL ESTATE - 9.9%
Equity Real Estate Investment Trusts (REITs) - 8.7%
Camden Property Trust (SBI)	200,000	18,768,000
Digital Realty Trust, Inc.	102,200	14,355,012
Essex Property Trust, Inc.	41,545	9,691,202
Outfront Media, Inc.	537,700	7,000,854
Prologis, Inc.	100,460	12,727,277
Public Storage	52,016	14,730,411
Sun Communities, Inc.	142,100	17,812,235
Ventas, Inc.	204,200	9,472,838
Welltower, Inc.	492,868	42,638,010
		147,195,839
Real Estate Management & Development - 1.2%
CBRE Group, Inc. (b)	117,402	10,132,967
Colliers International Group, Inc.	41,700	4,895,008
Compass, Inc. (b)	1,354,800	4,660,512
		19,688,487
TOTAL REAL ESTATE		166,884,326
UTILITIES - 7.1%
Electric Utilities - 4.6%
Constellation Energy Corp.	162,769	19,857,818
Edison International	275,532	18,592,899
FirstEnergy Corp.	265,300	9,731,204
NextEra Energy, Inc.	142,700	8,366,501
PG&E Corp.	1,219,114	20,566,453
		77,114,875
Gas Utilities - 1.0%
Brookfield Infrastructure Corp. A Shares	325,651	11,401,042
UGI Corp.	227,100	5,027,994
		16,429,036
Independent Power and Renewable Electricity Producers - 1.0%
The AES Corp.	578,600	9,651,048
Vistra Corp.	182,000	7,467,460
		17,118,508
Multi-Utilities - 0.5%
NiSource, Inc.	355,300	9,227,141
TOTAL UTILITIES		119,889,560
TOTAL COMMON STOCKS (Cost $1,456,096,367)		1,682,155,077

Money Market Funds - 3.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (d)	2,191,980	2,192,419
Fidelity Securities Lending Cash Central Fund 5.39% (d)(e)	54,248,727	54,254,152
TOTAL MONEY MARKET FUNDS (Cost $56,446,571)		56,446,571

TOTAL INVESTMENT IN SECURITIES - 103.3% (Cost $1,512,542,938)	1,738,601,648
NET OTHER ASSETS (LIABILITIES) - (3.3)%	(55,866,949)
NET ASSETS - 100.0%	1,682,734,699

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,616,919 or 0.6% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	2,863,554	136,925,446	137,596,581	64,980	-	-	2,192,419	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	31,442,675	611,915,993	589,104,516	389,887	-	-	54,254,152	0.2%
Total	34,306,229	748,841,439	726,701,097	454,867	-	-	56,446,571

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	33,782,934	19,944,845	13,838,089	-
Consumer Discretionary	163,430,527	163,430,527	-	-
Consumer Staples	62,890,085	62,890,085	-	-
Energy	100,898,394	100,898,394	-	-
Financials	306,609,856	306,609,856	-	-
Health Care	112,943,020	112,943,020	-	-
Industrials	340,673,076	340,673,076	-	-
Information Technology	106,945,499	106,945,499	-	-
Materials	167,207,800	167,207,800	-	-
Real Estate	166,884,326	166,884,326	-	-
Utilities	119,889,560	119,889,560	-	-

Money Market Funds	56,446,571	56,446,571	-	-
Total Investments in Securities:	1,738,601,648	1,724,763,559	13,838,089	-
Financial Statements
Statement of Assets and Liabilities
		January 31, 2024

Assets
Investment in securities, at value (including securities loaned of $51,802,725) - See accompanying schedule:
Unaffiliated issuers (cost $1,456,096,367)	$1,682,155,077
Fidelity Central Funds (cost $56,446,571)	56,446,571

Total Investment in Securities (cost $1,512,542,938)		$1,738,601,648
Receivable for investments sold		8,884,684
Receivable for fund shares sold		955,921
Dividends receivable		598,687
Distributions receivable from Fidelity Central Funds		111,671
Prepaid expenses		1,253
Total assets		1,749,153,864
Liabilities
Payable for investments purchased	$9,435,828
Payable for fund shares redeemed	1,363,680
Accrued management fee	983,652
Distribution and service plan fees payable	73,058
Other affiliated payables	258,032
Other payables and accrued expenses	62,482
Collateral on securities loaned	54,242,433
Total Liabilities		66,419,165
Net Assets		$1,682,734,699
Net Assets consist of:
Paid in capital		$1,447,165,926
Total accumulated earnings (loss)		235,568,773
Net Assets		$1,682,734,699

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($183,034,214 ÷ 6,518,950 shares)(a)		$28.08
Maximum offering price per share (100/94.25 of $28.08)		$29.79
Class M :
Net Asset Value and redemption price per share ($37,407,362 ÷ 1,341,484 shares)(a)		$27.89
Maximum offering price per share (100/96.50 of $27.89)		$28.90
Class C :
Net Asset Value and offering price per share ($22,641,458 ÷ 842,692 shares)(a)		$26.87
Mid Cap Value :
Net Asset Value, offering price and redemption price per share ($1,119,427,030 ÷ 39,077,715 shares)		$28.65
Class I :
Net Asset Value, offering price and redemption price per share ($169,757,291 ÷ 5,991,017 shares)		$28.34
Class Z :
Net Asset Value, offering price and redemption price per share ($150,467,344 ÷ 5,314,475 shares)		$28.31
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended January 31, 2024
Investment Income
Dividends		$28,799,903
Income from Fidelity Central Funds (including $389,887 from security lending)		454,867
Total Income		29,254,770
Expenses
Management fee
Basic fee	$7,870,575
Performance adjustment	2,687,606
Transfer agent fees	2,446,437
Distribution and service plan fees	854,254
Accounting fees	418,479
Custodian fees and expenses	34,922
Independent trustees' fees and expenses	9,372
Registration fees	113,453
Audit	73,023
Legal	10,487
Interest	3,925
Miscellaneous	6,772
Total expenses before reductions	14,529,305
Expense reductions	(112,628)
Total expenses after reductions		14,416,677
Net Investment income (loss)		14,838,093
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	9,767,185
Redemptions in-kind	113,197
Foreign currency transactions	460
Total net realized gain (loss)		9,880,842
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	105,495,023
Assets and liabilities in foreign currencies	(99)
Total change in net unrealized appreciation (depreciation)		105,494,924
Net gain (loss)		115,375,766
Net increase (decrease) in net assets resulting from operations		$130,213,859
Statement of Changes in Net Assets

	Year ended January 31, 2024	Year ended January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,838,093	$15,898,078
Net realized gain (loss)	9,880,842	93,044,252
Change in net unrealized appreciation (depreciation)	105,494,924	(83,193,943)
Net increase (decrease) in net assets resulting from operations	130,213,859	25,748,387
Distributions to shareholders	(19,115,526)	(175,153,334)

Share transactions - net increase (decrease)	(12,105,340)	119,427,921
Total increase (decrease) in net assets	98,992,993	(29,977,026)

Net Assets
Beginning of period	1,583,741,706	1,613,718,732
End of period	$1,682,734,699	$1,583,741,706

Financial Highlights
Fidelity Advisor® Mid Cap Value Fund Class A

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$26.06	$28.85	$22.67	$21.75	$20.91
Income from Investment Operations
Net investment income (loss) A,B	.19	.22 C	.29	.35	.38
Net realized and unrealized gain (loss)	2.11	.08	6.21	.97	.83
Total from investment operations	2.30	.30	6.50	1.32	1.21
Distributions from net investment income	(.16)	(.28)	(.32)	(.40)	(.37)
Distributions from net realized gain	(.11)	(2.81)	-	-	-
Total distributions	(.28) D	(3.09)	(.32)	(.40)	(.37)
Net asset value, end of period	$28.08	$26.06	$28.85	$22.67	$21.75
Total Return E,F	8.89%	1.70%	28.68%	6.12%	5.72%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.20%	1.08%	.86%	.73%	.76%
Expenses net of fee waivers, if any	1.19%	1.08%	.86%	.73%	.76%
Expenses net of all reductions	1.19%	1.08%	.86%	.72%	.75%
Net investment income (loss)	.75%	.84% C	1.05%	1.79%	1.77%
Supplemental Data
Net assets, end of period (000 omitted)	$183,034	$172,188	$167,448	$122,838	$141,439
Portfolio turnover rate I	78% J	70% J	80%	67%	83% J

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .61%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Mid Cap Value Fund Class M

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$25.89	$28.68	$22.54	$21.65	$20.82
Income from Investment Operations
Net investment income (loss) A,B	.13	.15 C	.22	.29	.32
Net realized and unrealized gain (loss)	2.08	.08	6.18	.95	.82
Total from investment operations	2.21	.23	6.40	1.24	1.14
Distributions from net investment income	(.10)	(.22)	(.26)	(.35)	(.31)
Distributions from net realized gain	(.11)	(2.81)	-	-	-
Total distributions	(.21)	(3.02) D	(.26)	(.35)	(.31)
Net asset value, end of period	$27.89	$25.89	$28.68	$22.54	$21.65
Total Return E,F	8.62%	1.45%	28.38%	5.76%	5.44%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.46%	1.34%	1.12%	1.01%	1.03%
Expenses net of fee waivers, if any	1.45%	1.34%	1.12%	1.01%	1.03%
Expenses net of all reductions	1.45%	1.34%	1.12%	1.00%	1.02%
Net investment income (loss)	.50%	.58% C	.79%	1.51%	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$37,407	$37,165	$38,920	$30,549	$35,684
Portfolio turnover rate I	78% J	70% J	80%	67%	83% J

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .35%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Mid Cap Value Fund Class C

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$24.99	$27.79	$21.84	$20.99	$20.19
Income from Investment Operations
Net investment income (loss) A,B	(.01)	.02 C	.08	.19	.21
Net realized and unrealized gain (loss)	2.00	.07	5.98	.91	.80
Total from investment operations	1.99	.09	6.06	1.10	1.01
Distributions from net investment income	-	(.08)	(.11)	(.25)	(.21)
Distributions from net realized gain	(.11)	(2.81)	-	-	-
Total distributions	(.11)	(2.89)	(.11)	(.25)	(.21)
Net asset value, end of period	$26.87	$24.99	$27.79	$21.84	$20.99
Total Return D,E	8.05%	.90%	27.76%	5.26%	4.96%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.98%	1.85%	1.62%	1.49%	1.51%
Expenses net of fee waivers, if any	1.97%	1.85%	1.62%	1.49%	1.51%
Expenses net of all reductions	1.97%	1.85%	1.62%	1.48%	1.50%
Net investment income (loss)	(.02)%	.07% C	.28%	1.04%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$22,641	$34,139	$43,673	$43,128	$60,685
Portfolio turnover rate H	78% I	70% I	80%	67%	83% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.16)%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Mid Cap Value Fund

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$26.57	$29.34	$23.03	$22.09	$21.23
Income from Investment Operations
Net investment income (loss) A,B	.27	.30 C	.38	.41	.45
Net realized and unrealized gain (loss)	2.15	.09	6.32	.99	.84
Total from investment operations	2.42	.39	6.70	1.40	1.29
Distributions from net investment income	(.23)	(.35)	(.39)	(.46)	(.43)
Distributions from net realized gain	(.11)	(2.81)	-	-	-
Total distributions	(.34)	(3.16)	(.39)	(.46)	(.43)
Net asset value, end of period	$28.65	$26.57	$29.34	$23.03	$22.09
Total Return D	9.20%	2.00%	29.11%	6.37%	6.03%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.91%	.79%	.57%	.44%	.46%
Expenses net of fee waivers, if any	.90%	.79%	.57%	.43%	.46%
Expenses net of all reductions	.90%	.79%	.57%	.43%	.45%
Net investment income (loss)	1.05%	1.13% C	1.34%	2.09%	2.07%
Supplemental Data
Net assets, end of period (000 omitted)	$1,119,427	$1,113,891	$1,172,691	$920,386	$1,156,286
Portfolio turnover rate G	78% H	70% H	80%	67%	83% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .90%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Mid Cap Value Fund Class I

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$26.29	$29.06	$22.82	$21.88	$21.03
Income from Investment Operations
Net investment income (loss) A,B	.26	.29 C	.37	.41	.45
Net realized and unrealized gain (loss)	2.13	.09	6.26	.98	.83
Total from investment operations	2.39	.38	6.63	1.39	1.28
Distributions from net investment income	(.23)	(.35)	(.39)	(.45)	(.43)
Distributions from net realized gain	(.11)	(2.81)	-	-	-
Total distributions	(.34)	(3.15) D	(.39)	(.45)	(.43)
Net asset value, end of period	$28.34	$26.29	$29.06	$22.82	$21.88
Total Return E	9.16%	2.01%	29.06%	6.41%	6.01%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.94%	.81%	.59%	.42%	.46%
Expenses net of fee waivers, if any	.93%	.81%	.59%	.42%	.46%
Expenses net of all reductions	.93%	.81%	.59%	.41%	.45%
Net investment income (loss)	1.02%	1.11% C	1.32%	2.10%	2.07%
Supplemental Data
Net assets, end of period (000 omitted)	$169,757	$139,456	$128,301	$94,586	$127,647
Portfolio turnover rate H	78% I	70% I	80%	67%	83% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .88%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Mid Cap Value Fund Class Z

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$26.26	$29.03	$22.80	$21.86	$21.01
Income from Investment Operations
Net investment income (loss) A,B	.30	.32 C	.41	.43	.48
Net realized and unrealized gain (loss)	2.12	.10	6.25	.99	.83
Total from investment operations	2.42	.42	6.66	1.42	1.31
Distributions from net investment income	(.26)	(.38)	(.43)	(.48)	(.46)
Distributions from net realized gain	(.11)	(2.81)	-	-	-
Total distributions	(.37)	(3.19)	(.43)	(.48)	(.46)
Net asset value, end of period	$28.31	$26.26	$29.03	$22.80	$21.86
Total Return D	9.31%	2.15%	29.20%	6.54%	6.19%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.79%	.67%	.45%	.29%	.33%
Expenses net of fee waivers, if any	.78%	.67%	.45%	.29%	.33%
Expenses net of all reductions	.78%	.67%	.45%	.28%	.32%
Net investment income (loss)	1.17%	1.25% C	1.45%	2.23%	2.20%
Supplemental Data
Net assets, end of period (000 omitted)	$150,467	$86,903	$62,684	$17,987	$34,573
Portfolio turnover rate G	78% H	70% H	80%	67%	83% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.02%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended January 31, 2024

1. Organization.
Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Mid Cap Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$276,305,314
Gross unrealized depreciation	(50,868,293)
Net unrealized appreciation (depreciation)	$225,437,021
Tax Cost	$1,513,164,627

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$10,805,173
Net unrealized appreciation (depreciation) on securities and other investments	$225,436,923

The Fund intends to elect to defer to its next fiscal year $373,709 of ordinary losses recognized during the period January 1, 2024 to January 31, 2024.

The tax character of distributions paid was as follows:

	January 31, 2024	January 31, 2023
Ordinary Income	$12,459,356	$29,264,345
Long-term Capital Gains	6,656,170	145,888,989
Total	$19,115,526	$175,153,334

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Mid Cap Value Fund	1,175,214,255	1,186,282,803

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss($)	Total Proceeds($)	Participating classes
Fidelity Mid Cap Value Fund	45,406	113,197	1,053,416	Mid Cap Value

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss($)	Total Proceeds($)	Participating classes
Fidelity Mid Cap Value Fund	15,033	38,755	364,276	Mid Cap Value

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- 20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$417,705	$5,255
Class M	.25%	.25%	173,808	338
Class C	.75%	.25%	262,741	18,425
			$854,254	$24,018

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$32,031
Class M	2,796
Class CA	480
$35,307

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.2000
Class M	0.2000
Class C	0.2000
Mid Cap Value	0.1569
Class I	0.1870

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$340,078.20
Class M	72,577.21
Class C	60,124.23
Mid Cap Value	1,678,986.16
Class I	254,473.19
Class Z	40,199.04
	$2,446,437

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Mid Cap Value Fund	0.0277

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Mid Cap Value Fund	.03

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

The management fee will be determined by calculating a basic fee and then applying a performance adjustment.

When determining a class's basic fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual basic fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.72
Class M	.72
Class C	.72
Mid Cap Value	.68
Class I	.71
Class Z	.56

One-twelfth of the basic fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month.

The performance adjustment rate will be calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Mid Cap Value Fund	Russell Midcap Value Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance will be based on the performance of Mid Cap Value. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate will be ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate will be divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount will be proportionately added to or subtracted from a class's basic fee.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Mid Cap Value Fund	$28,596

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Mid Cap Value Fund	Borrower	$ 4,431,667	5.31%	$3,925

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Mid Cap Value Fund	54,798,825	69,111,980	(557,476)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Mid Cap Value Fund	$2,627

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Mid Cap Value Fund	$41,513	$14	$-

8. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction

Class M	$666

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $111,962.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended January 31, 2024	Year ended January 31, 2023
Fidelity Mid Cap Value Fund
Distributions to shareholders
Class A	$ 1,798,558	$18,606,358
Class M	289,978	4,166,167
Class C	144,514	4,204,855
Mid Cap Value	13,626,317	125,657,551
Class I	1,783,781	14,633,041
Class Z	1,472,378	7,885,362
Total	$19,115,526	$175,153,334

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2024	Year ended January 31, 2023	Year ended January 31, 2024	Year ended January 31, 2023
Fidelity Mid Cap Value Fund
Class A
Shares sold	1,049,909	1,017,654	$26,801,625	$26,351,319
Reinvestment of distributions	67,589	723,144	1,767,207	18,241,865
Shares redeemed	(1,204,882)	(938,553)	(30,521,775)	(24,220,025)
Net increase (decrease)	(87,384)	802,245	$(1,952,943)	$20,373,159
Class M
Shares sold	151,701	189,266	$3,987,555	$4,995,734
Reinvestment of distributions	11,337	164,268	287,423	4,131,202
Shares redeemed	(256,821)	(275,207)	(6,484,889)	(7,113,921)
Net increase (decrease)	(93,783)	78,327	$(2,209,911)	$2,013,015
Class C
Shares sold	94,312	154,399	$2,271,542	$3,856,902
Reinvestment of distributions	6,356	171,613	144,404	4,198,785
Shares redeemed	(623,798)	(531,975)	(15,071,505)	(13,058,343)
Net increase (decrease)	(523,130)	(205,963)	$(12,655,559)	$(5,002,656)
Mid Cap Value
Shares sold	3,425,346	2,761,991	$91,756,579	$72,994,952
Reinvestment of distributions	475,619	4,640,191	12,829,287	119,360,511
Shares redeemed	(6,745,295)	(5,452,163)	(175,071,274)	(143,324,674)
Net increase (decrease)	(2,844,330)	1,950,019	$(70,485,408)	$49,030,789
Class I
Shares sold	2,562,591	1,899,372	$67,858,602	$49,737,626
Reinvestment of distributions	65,806	568,260	1,759,493	14,421,992
Shares redeemed	(1,942,016)	(1,577,351)	(49,591,457)	(40,544,202)
Net increase (decrease)	686,381	890,281	$20,026,638	$23,615,416
Class Z
Shares sold	3,226,646	1,763,184	$86,020,944	$45,536,226
Reinvestment of distributions	47,730	280,528	1,289,401	7,087,889
Shares redeemed	(1,268,925)	(893,611)	(32,138,502)	(23,225,917)
Net increase (decrease)	2,005,451	1,150,101	$55,171,843	$29,398,198

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Mid Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the "Fund") as of January 31, 2024, the related statement of operations for the year ended January 31, 2024, the statement of changes in net assets for each of the two years in the period ended January 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2024 and the financial highlights for each of the five years in the period ended January 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
March 14, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President or Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2023 to January 31, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2023	Ending Account Value January 31, 2024	Expenses Paid During Period- C August 1, 2023 to January 31, 2024
Fidelity® Mid Cap Value Fund
Class A	1.21%
Actual		$ 1,000	$ 1,044.90	$ 6.24
Hypothetical-B		$ 1,000	$ 1,019.11	$ 6.16
Class M	1.46%
Actual		$ 1,000	$ 1,043.60	$ 7.52
Hypothetical-B		$ 1,000	$ 1,017.85	$ 7.43
Class C	1.98%
Actual		$ 1,000	$ 1,040.70	$ 10.18
Hypothetical-B		$ 1,000	$ 1,015.22	$ 10.06
Fidelity® Mid Cap Value Fund	.91%
Actual		$ 1,000	$ 1,046.40	$ 4.69
Hypothetical-B		$ 1,000	$ 1,020.62	$ 4.63
Class I	.94%
Actual		$ 1,000	$ 1,046.40	$ 4.85
Hypothetical-B		$ 1,000	$ 1,020.47	$ 4.79
Class Z	.79%
Actual		$ 1,000	$ 1,046.60	$ 4.08
Hypothetical-B		$ 1,000	$ 1,021.22	$ 4.02

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2024, $10,888,281, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Mid Cap Value, Class I and Class Z designate 100% of each dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Mid Cap Value, Class I and Class Z designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of the fund and each class into a single class-level fee based on tiered schedules and subject to a maximum class-level rate (the Unified Fee). In exchange for the Unified Fee, the fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each class of the fund would be no higher than the sum of (i) the lowest contractual management fee rate under the fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to the fund for the same services. The Board noted that certain expenses such as performance adjustments, third-party expenses, Rule 12b-1 fees, and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee. The Board considered that, under the Management Contract, a different management fee rate will be applicable to each class of the fund. The Board noted that Fidelity has represented that the difference in expenses between classes is based on differences in class-specific expenses and not due to any difference in advisory or third-party custodial fees or other expenses related to the management of the fund's assets.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including the fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.900180.114
MCV-ANN-0324
Fidelity® Equity-Income Fund

Annual Report
January 31, 2024

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended January 31, 2024	Past 1 year	Past 5 years	Past 10 years
Fidelity® Equity-Income Fund	6.83%	10.74%	8.99%
Class K	6.92%	10.83%	9.10%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund, a class of the fund, on January 31, 2014.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 20.82% for the 12 months ending January 31, 2024, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the period. The upturn was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and four times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end. The index added 1.68% in January, finishing the period just shy of a record close set on January 29. By sector for the full 12 months, tech (+53%) and communication services (+43%) led the way, followed by consumer discretionary (+20%). Industrials rose about 13% and the rate-sensitive financials sector gained 10%. In sharp contrast, utilities (-8%) and energy (-4%) lagged most, with the latter hampered by lower oil prices. Real estate (-2%) and materials (-1%) also lost ground.
Comments from Portfolio Manager Ramona Persaud:
For the fiscal year ending January 31, 2024, the fund's share classes gained about 7%, versus 5.71% for the benchmark Russell 3000 Value Index. Relative to the benchmark, security selection was the primary contributor, led by health care, where our stock selection in pharmaceuticals, biotechnology & life sciences contributed most. Stock picks in utilities and materials, and an overweight in information technology, primarily within the software & services industry, also helped. The top individual relative contributor was our stake in Eli Lilly (+90%), which was among the fund's largest holdings this period. A non-benchmark stake in Microsoft gained about 62% and was the second-largest relative contributor. Another notable relative contributor this period was avoiding Pfizer, a benchmark component that returned roughly -35%. In contrast, the biggest detractor from performance versus the benchmark was stock picking in communication services. Security selection in information technology, primarily within the semiconductors & semiconductor equipment industry, also hampered the fund's result, as did an underweight in industrials. Not owning Meta Platforms, a benchmark component that gained 94%, and Berkshire Hathaway, a benchmark holding that gained 23%, were the two largest relative detractors. Avoiding Intel, a benchmark component that gained 56%, also hurt. Notable changes in positioning include higher allocations to industrials and financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary January 31, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

JPMorgan Chase & Co.	4.1
Exxon Mobil Corp.	3.0
Bank of America Corp.	2.7
Linde PLC	2.2
Wells Fargo & Co.	1.9
Danaher Corp.	1.9
General Electric Co.	1.8
Cisco Systems, Inc.	1.7
Chubb Ltd.	1.6
Procter & Gamble Co.	1.6
22.5

Market Sectors (% of Fund's net assets)

Financials	20.4
Health Care	14.9
Industrials	12.6
Information Technology	11.7
Consumer Staples	9.3
Energy	7.8
Communication Services	5.9
Materials	5.1
Utilities	5.0
Consumer Discretionary	4.9
Real Estate	2.1

Asset Allocation (% of Fund's net assets)

Schedule of Investments January 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 5.9%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	2,857,988	50,558
Verizon Communications, Inc.	1,808,264	76,580
		127,138
Interactive Media & Services - 1.5%
Alphabet, Inc. Class A (a)	827,972	115,999
Media - 1.8%
Comcast Corp. Class A	2,383,663	110,936
Interpublic Group of Companies, Inc.	845,589	27,896
		138,832
Wireless Telecommunication Services - 1.0%
T-Mobile U.S., Inc.	459,750	74,125
TOTAL COMMUNICATION SERVICES		456,094
CONSUMER DISCRETIONARY - 4.9%
Diversified Consumer Services - 0.4%
H&R Block, Inc.	705,478	33,045
Hotels, Restaurants & Leisure - 1.5%
McDonald's Corp.	401,213	117,443
Specialty Retail - 2.6%
Best Buy Co., Inc.	174,584	12,656
Burlington Stores, Inc. (a)	246,675	47,152
Dick's Sporting Goods, Inc.	26,770	3,991
Lowe's Companies, Inc.	140,978	30,006
TJX Companies, Inc.	1,080,190	102,521
		196,326
Textiles, Apparel & Luxury Goods - 0.4%
Columbia Sportswear Co. (b)	60,127	4,766
Tapestry, Inc.	629,950	24,436
		29,202
TOTAL CONSUMER DISCRETIONARY		376,016
CONSUMER STAPLES - 9.3%
Beverages - 1.5%
Keurig Dr. Pepper, Inc.	1,483,121	46,629
The Coca-Cola Co.	1,168,048	69,487
		116,116
Consumer Staples Distribution & Retail - 4.0%
Albertsons Companies, Inc.	486,156	10,316
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	453,547	26,576
BJ's Wholesale Club Holdings, Inc. (a)	506,529	32,590
Costco Wholesale Corp.	38,601	26,823
Dollar Tree, Inc. (a)	399,945	52,241
Metro, Inc.	449,870	23,620
Target Corp.	107,562	14,960
Walmart, Inc.	742,114	122,634
		309,760
Food Products - 1.1%
Bunge Global SA	325,984	28,716
Mondelez International, Inc.	723,650	54,469
		83,185
Household Products - 1.6%
Procter & Gamble Co.	799,866	125,691
Personal Care Products - 1.1%
Estee Lauder Companies, Inc. Class A	154,692	20,418
Kenvue, Inc.	2,519,193	52,298
Unilever PLC	207,797	10,111
		82,827
TOTAL CONSUMER STAPLES		717,579
ENERGY - 7.8%
Oil, Gas & Consumable Fuels - 7.8%
Canadian Natural Resources Ltd.	880,319	56,337
ConocoPhillips Co.	851,085	95,211
Enterprise Products Partners LP	1,770,650	47,383
Exxon Mobil Corp.	2,228,111	229,072
Hess Corp.	384,767	54,071
Imperial Oil Ltd.	975,036	56,242
Phillips 66 Co.	258,027	37,236
Valero Energy Corp.	198,465	27,567
		603,119
FINANCIALS - 20.4%
Banks - 12.5%
Bank of America Corp.	6,014,706	204,560
Huntington Bancshares, Inc.	4,263,404	54,273
JPMorgan Chase & Co.	1,805,032	314,725
M&T Bank Corp.	445,692	61,550
PNC Financial Services Group, Inc.	808,124	122,196
U.S. Bancorp	1,379,500	57,304
Wells Fargo & Co.	2,973,843	149,227
		963,835
Capital Markets - 0.8%
BlackRock, Inc. Class A	76,300	59,080
Consumer Finance - 0.7%
Capital One Financial Corp.	380,020	51,424
Financial Services - 1.1%
Edenred SA	561,863	33,651
Visa, Inc. Class A	192,261	52,537
		86,188
Insurance - 5.3%
American Financial Group, Inc.	365,288	43,981
Chubb Ltd.	522,029	127,897
Hartford Financial Services Group, Inc.	1,046,524	91,006
Marsh & McLennan Companies, Inc.	316,527	61,356
The Travelers Companies, Inc.	402,336	85,038
		409,278
TOTAL FINANCIALS		1,569,805
HEALTH CARE - 14.9%
Biotechnology - 1.2%
Gilead Sciences, Inc.	1,153,293	90,257
Health Care Providers & Services - 2.7%
Cigna Group	293,077	88,202
UnitedHealth Group, Inc.	233,316	119,397
		207,599
Life Sciences Tools & Services - 1.9%
Danaher Corp.	596,824	143,184
Pharmaceuticals - 9.1%
AstraZeneca PLC (United Kingdom)	652,204	86,467
Bristol-Myers Squibb Co.	1,087,471	53,145
Eli Lilly & Co.	155,914	100,660
Johnson & Johnson	756,665	120,234
Merck & Co., Inc.	1,033,777	124,860
Roche Holding AG (participation certificate)	309,028	87,985
Royalty Pharma PLC	1,325,307	37,625
Sanofi SA	924,970	92,632
		703,608
TOTAL HEALTH CARE		1,144,648
INDUSTRIALS - 12.6%
Aerospace & Defense - 3.3%
General Dynamics Corp.	136,700	36,224
Huntington Ingalls Industries, Inc.	184,068	47,659
Northrop Grumman Corp.	129,971	58,066
The Boeing Co. (a)	537,063	113,342
		255,291
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. Class B	340,272	48,285
Building Products - 0.4%
Johnson Controls International PLC	626,479	33,009
Commercial Services & Supplies - 0.4%
GFL Environmental, Inc.	491,067	16,685
Veralto Corp.	196,341	15,057
		31,742
Electrical Equipment - 1.1%
AMETEK, Inc.	398,298	64,544
Regal Rexnord Corp.	120,892	16,134
		80,678
Industrial Conglomerates - 2.6%
General Electric Co.	1,039,582	137,661
Hitachi Ltd.	351,942	27,645
Siemens AG	209,915	37,580
		202,886
Machinery - 2.9%
Crane Co.	474,877	58,937
Fortive Corp.	587,162	45,904
Hillenbrand, Inc.	353,100	16,444
ITT, Inc.	864,076	104,363
		225,648
Professional Services - 0.7%
Experian PLC	494,367	20,577
KBR, Inc.	512,097	26,685
Paychex, Inc.	57,928	7,052
		54,314
Trading Companies & Distributors - 0.6%
Watsco, Inc. (b)	109,749	42,910
TOTAL INDUSTRIALS		974,763
INFORMATION TECHNOLOGY - 11.7%
Communications Equipment - 1.7%
Cisco Systems, Inc.	2,636,566	132,303
Electronic Equipment, Instruments & Components - 0.3%
Crane Nxt Co.	355,275	20,705
IT Services - 1.9%
Accenture PLC Class A	191,313	69,615
Amdocs Ltd.	809,699	74,233
		143,848
Semiconductors & Semiconductor Equipment - 3.4%
Analog Devices, Inc.	338,078	65,033
NXP Semiconductors NV	430,115	90,569
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	918,712	103,778
		259,380
Software - 3.0%
Gen Digital, Inc.	904,612	21,240
Microsoft Corp.	290,020	115,306
Roper Technologies, Inc.	175,639	94,318
		230,864
Technology Hardware, Storage & Peripherals - 1.4%
Apple, Inc.	112,673	20,777
Samsung Electronics Co. Ltd.	1,463,250	79,509
Seagate Technology Holdings PLC	120,876	10,357
		110,643
TOTAL INFORMATION TECHNOLOGY		897,743
MATERIALS - 5.1%
Chemicals - 2.2%
Linde PLC	422,424	171,010
Containers & Packaging - 1.5%
Ball Corp.	780,668	43,288
Crown Holdings, Inc.	765,408	67,739
		111,027
Metals & Mining - 1.4%
Freeport-McMoRan, Inc.	2,748,758	109,098
TOTAL MATERIALS		391,135
REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.1%
American Tower Corp.	238,179	46,600
Lamar Advertising Co. Class A	712,664	74,602
Public Storage	146,905	41,602
		162,804
UTILITIES - 5.0%
Electric Utilities - 3.4%
Constellation Energy Corp.	415,953	50,746
Exelon Corp.	751,985	26,177
FirstEnergy Corp.	619,358	22,718
NextEra Energy, Inc.	1,330,313	77,996
PG&E Corp.	1,622,822	27,377
Southern Co.	901,679	62,685
		267,699
Independent Power and Renewable Electricity Producers - 0.3%
Vistra Corp.	517,235	21,222
Multi-Utilities - 1.3%
Ameren Corp.	342,593	23,834
CenterPoint Energy, Inc.	940,959	26,290
Dominion Energy, Inc.	462,854	21,162
WEC Energy Group, Inc.	346,463	27,980
		99,266
TOTAL UTILITIES		388,187
TOTAL COMMON STOCKS (Cost $5,311,596)		7,681,893

Money Market Funds - 0.7%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.39% (c)	21,910,843	21,915
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	33,921,308	33,925
TOTAL MONEY MARKET FUNDS (Cost $55,840)		55,840

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $5,367,436)	7,737,733
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(31,650)
NET ASSETS - 100.0%	7,706,083

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	277,197	816,652	1,071,934	13,865	-	-	21,915	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	7,256	531,968	505,299	273	-	-	33,925	0.1%
Total	284,453	1,348,620	1,577,233	14,138	-	-	55,840

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	456,094	456,094	-	-
Consumer Discretionary	376,016	376,016	-	-
Consumer Staples	717,579	707,468	10,111	-
Energy	603,119	603,119	-	-
Financials	1,569,805	1,569,805	-	-
Health Care	1,144,648	877,564	267,084	-
Industrials	974,763	888,961	85,802	-
Information Technology	897,743	818,234	79,509	-
Materials	391,135	391,135	-	-
Real Estate	162,804	162,804	-	-
Utilities	388,187	388,187	-	-

Money Market Funds	55,840	55,840	-	-
Total Investments in Securities:	7,737,733	7,295,227	442,506	-
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		January 31, 2024

Assets
Investment in securities, at value (including securities loaned of $32,752) - See accompanying schedule:
Unaffiliated issuers (cost $5,311,596)	$7,681,893
Fidelity Central Funds (cost $55,840)	55,840

Total Investment in Securities (cost $5,367,436)		$7,737,733
Cash		5
Receivable for fund shares sold		2,610
Dividends receivable		10,024
Distributions receivable from Fidelity Central Funds		356
Prepaid expenses		6
Other receivables		647
Total assets		7,751,381
Liabilities
Payable for fund shares redeemed	$6,106
Accrued management fee	2,716
Other affiliated payables	867
Other payables and accrued expenses	1,684
Collateral on securities loaned	33,925
Total Liabilities		45,298
Net Assets		$7,706,083
Net Assets consist of:
Paid in capital		$5,306,574
Total accumulated earnings (loss)		2,399,509
Net Assets		$7,706,083

Net Asset Value and Maximum Offering Price
Equity-Income :
Net Asset Value, offering price and redemption price per share ($7,147,239 ÷ 105,673 shares)		$67.64
Class K :
Net Asset Value, offering price and redemption price per share ($558,844 ÷ 8,270 shares)		$67.57
Statement of Operations
Amounts in thousands		Year ended January 31, 2024
Investment Income
Dividends		$164,834
Income from Fidelity Central Funds (including $273 from security lending)		14,138
Total Income		178,972
Expenses
Management fee	$30,560
Transfer agent fees	8,775
Accounting fees	1,053
Custodian fees and expenses	91
Independent trustees' fees and expenses	45
Registration fees	139
Audit	147
Legal	22
Miscellaneous	32
Total expenses before reductions	40,864
Expense reductions	(541)
Total expenses after reductions		40,323
Net Investment income (loss)		138,649
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	230,654
Redemptions in-kind	754
Foreign currency transactions	163
Total net realized gain (loss)		231,571
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	127,891
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		127,889
Net gain (loss)		359,460
Net increase (decrease) in net assets resulting from operations		$498,109
Statement of Changes in Net Assets

Amount in thousands	Year ended January 31, 2024	Year ended January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$138,649	$141,280
Net realized gain (loss)	231,571	222,788
Change in net unrealized appreciation (depreciation)	127,889	(398,013)
Net increase (decrease) in net assets resulting from operations	498,109	(33,945)
Distributions to shareholders	(322,160)	(314,648)

Share transactions - net increase (decrease)	289,739	(292,149)
Total increase (decrease) in net assets	465,688	(640,742)

Net Assets
Beginning of period	7,240,395	7,881,137
End of period	$7,706,083	$7,240,395

Financial Highlights
Fidelity® Equity-Income Fund

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$66.16	$69.17	$61.74	$59.36	$54.70
Income from Investment Operations
Net investment income (loss) A,B	1.25	1.27	1.12	.97	1.19
Net realized and unrealized gain (loss)	3.11	(1.37)	13.26	3.52	7.81
Total from investment operations	4.36	(.10)	14.38	4.49	9.00
Distributions from net investment income	(1.20)	(1.23)	(1.09)	(.94)	(1.10)
Distributions from net realized gain	(1.68)	(1.67)	(5.86)	(1.17)	(3.24)
Total distributions	(2.88)	(2.91) C	(6.95)	(2.11)	(4.34)
Net asset value, end of period	$67.64	$66.16	$69.17	$61.74	$59.36
Total Return D	6.83%	.05%	23.70%	7.93%	16.69%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.57%	.57%	.57%	.60%	.60%
Expenses net of fee waivers, if any	.57%	.57%	.57%	.60%	.60%
Expenses net of all reductions	.57%	.57%	.57%	.59%	.60%
Net investment income (loss)	1.92%	1.94%	1.59%	1.75%	2.04%
Supplemental Data
Net assets, end of period (in millions)	$7,147	$6,699	$7,163	$5,940	$5,378
Portfolio turnover rate G,H	17%	22%	27%	50%	32%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GPortfolio turnover rate excludes securities received or delivered in-kind.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Equity-Income Fund Class K

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$66.10	$69.11	$61.69	$59.31	$54.67
Income from Investment Operations
Net investment income (loss) A,B	1.30	1.33	1.17	1.02	1.24
Net realized and unrealized gain (loss)	3.10	(1.38)	13.26	3.52	7.80
Total from investment operations	4.40	(.05)	14.43	4.54	9.04
Distributions from net investment income	(1.26)	(1.29)	(1.15)	(.99)	(1.16)
Distributions from net realized gain	(1.68)	(1.67)	(5.86)	(1.17)	(3.24)
Total distributions	(2.93) C	(2.96)	(7.01)	(2.16)	(4.40)
Net asset value, end of period	$67.57	$66.10	$69.11	$61.69	$59.31
Total Return D	6.92%	.14%	23.80%	8.04%	16.77%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.49%	.49%	.49%	.50%	.51%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.50%	.51%
Expenses net of all reductions	.48%	.48%	.48%	.50%	.50%
Net investment income (loss)	2.00%	2.03%	1.67%	1.84%	2.13%
Supplemental Data
Net assets, end of period (in millions)	$559	$541	$719	$655	$788
Portfolio turnover rate G,H	17%	22%	27%	50%	32%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GPortfolio turnover rate excludes securities received or delivered in-kind.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended January 31, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity-Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Equity-Income Fund	$582

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind, partnerships, deferred Trustee compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,559,648
Gross unrealized depreciation	(178,768)
Net unrealized appreciation (depreciation)	$2,380,880
Tax Cost	$5,356,853

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,371
Undistributed long-term capital gain	$27,392
Net unrealized appreciation (depreciation) on securities and other investments	$2,366,174

The tax character of distributions paid was as follows:

	January 31, 2024	January 31, 2023
Ordinary Income	$133,530	$ 135,818
Long-term Capital Gains	188,630	178,830
Total	$322,160	$ 314,648

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Equity-Income Fund	1,736,699	1,182,511

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Equity-Income Fund	33	754	2,039	Equity-Income, Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Equity-Income Fund	757	19,241	48,923	Equity-Income, Class K

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class- Level Average Net Assets
Equity-Income	0.1266

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC received an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Equity-Income	$8,553.13
Class K	222.04
	$8,775

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Class- Level Average Net Assets
Fidelity Equity-Income Fund	0.0142

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Equity-Income Fund	.01

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Equity-Income	0.53
Class K	0.45

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Equity-Income Fund	$18

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Equity-Income Fund	279,659	138,977	18,941
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Equity-Income Fund	$13

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Equity-Income Fund	$28	$ -	$-

8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $5.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $536.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended January 31, 2024	Year ended January 31, 2023
Fidelity Equity-Income Fund
Distributions to shareholders
Equity-Income	$298,261	$289,594
Class K	23,899	25,054
Total	$322,160	$314,648
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2024	Year ended January 31, 2023	Year ended January 31, 2024	Year ended January 31, 2023
Fidelity Equity-Income Fund
Equity-Income
Shares sold	14,865	9,359	$966,757	$614,890
Reinvestment of distributions	4,246	4,210	274,795	268,633
Shares redeemed	(14,691)	(15,862)	(957,010)	(1,032,128)
Net increase (decrease)	4,420	(2,293)	$284,542	$(148,605)
Class K
Shares sold	1,494	1,656	$97,073	$109,657
Reinvestment of distributions	370	393	23,899	25,054
Shares redeemed	(1,785)	(4,255)	(115,776)	(278,255)
Net increase (decrease)	79	(2,206)	$5,196	$(143,544)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Equity-Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Equity-Income Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the "Fund") as of January 31, 2024, the related statement of operations for the year ended January 31, 2024, the statement of changes in net assets for each of the two years in the period ended January 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2024 and the financial highlights for each of the five years in the period ended January 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
March 13, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President or Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2023 to January 31, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2023	Ending Account Value January 31, 2024	Expenses Paid During Period- C August 1, 2023 to January 31, 2024
Fidelity® Equity-Income Fund
Fidelity® Equity-Income Fund **	.56%
Actual		$ 1,000	$ 1,036.60	$ 2.87
Hypothetical-B		$ 1,000	$ 1,022.38	$ 2.85
Class K **	.48%
Actual		$ 1,000	$ 1,036.80	$ 2.46
Hypothetical-B		$ 1,000	$ 1,022.79	$ 2.45

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
Fidelity® Equity-Income Fund
Fidelity® Equity-Income Fund	.52%
Actual		$ 2.67
Hypothetical- B		$ 2.65
Class K	.45%
Actual		$ 2.31
Hypothetical- B		$ 2.29

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2024, $229,120,339, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.47% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $9,814,180 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Equity-Income designates 94%, 93%, 93%, and 93%; and Class K designates 90%, 89%, 88%, and 88%; of the dividends distributed in April, July, October, and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Equity-Income, and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of the fund and each class into a single class-level fee based on tiered schedules and subject to a maximum class-level rate (the Unified Fee). In exchange for the Unified Fee, the fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each class of the fund would be no higher than the sum of (i) the lowest contractual management fee rate under the fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to the fund for the same services. The Board noted that certain expenses such as third-party expenses and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee. The Board considered that, under the Management Contract, a different management fee rate will be applicable to each class of the fund. The Board noted that Fidelity has represented that the difference in expenses between classes is based on differences in class-specific expenses and not due to any difference in advisory or third-party custodial fees or other expenses related to the management of the fund's assets.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including the fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.471443.127
EQU-ANN-0324
Fidelity® Mid Cap Value K6 Fund

Annual Report
January 31, 2024

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended January 31, 2024	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Mid Cap Value K6 Fund	9.58%	10.24%	7.88%

A   From May 25, 2017
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Value K6 Fund, on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 20.82% for the 12 months ending January 31, 2024, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the period. The upturn was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and four times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end. The index added 1.68% in January, finishing the period just shy of a record close set on January 29. By sector for the full 12 months, tech (+53%) and communication services (+43%) led the way, followed by consumer discretionary (+20%). Industrials rose about 13% and the rate-sensitive financials sector gained 10%. In sharp contrast, utilities (-8%) and energy (-4%) lagged most, with the latter hampered by lower oil prices. Real estate (-2%) and materials (-1%) also lost ground.
Comments from Lead Manager Neil Nabar and Co-Manager Anastasia Zabolotnikova:
For the fiscal year ending January 31, 2024, the fund gained 9.58%, versus 2.42% for the benchmark Russell Midcap® Value Index. Security selection was the primary contributor to the fund's outperformance of the Russell benchmark, especially within real estate, where our stock picks in equity real estate investment trusts (REITs) helped most. Stock selection in utilities, materials, industrials, and health care also significantly boosted the fund's relative result. The top individual contributor was an overweight in Builders FirstSource (+116%), one of the fund's largest holdings. Other notable contributors included overweights in XPO (+113%) and Welltower (+19%), an equity REIT that was the fund's top holding at period end. In contrast, security selection in energy detracted from performance versus the benchmark. The largest individual relative detractor was a stake in Signature Bank (-100%), a regional bank that failed and was taken over by the government. Signature Bank was not held at period end. Elsewhere, a non-benchmark position in AdaptHealth (-66%) detracted. This period we increased our position in AdaptHealth. Another notable relative detractor was an investment in Citizens Financial (-43%), which was not held at period end. Notable changes in positioning include increased exposure to the industrials sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary January 31, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Welltower, Inc.	2.5
Builders FirstSource, Inc.	1.3
Steel Dynamics, Inc.	1.2
PG&E Corp.	1.2
Constellation Energy Corp.	1.2
Edison International	1.1
Camden Property Trust (SBI)	1.1
Raymond James Financial, Inc.	1.1
Sun Communities, Inc.	1.1
PACCAR, Inc.	1.0
12.8

Market Sectors (% of Fund's net assets)

Industrials	20.2
Financials	18.1
Materials	9.9
Real Estate	9.9
Consumer Discretionary	9.7
Utilities	7.1
Health Care	6.7
Information Technology	6.4
Energy	6.0
Consumer Staples	3.7
Communication Services	2.0

Asset Allocation (% of Fund's net assets)

Schedule of Investments January 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 0.6%
Cellnex Telecom SA (a)	5,863	225,593
Media - 1.4%
Interpublic Group of Companies, Inc.	7,871	259,664
Nexstar Media Group, Inc. Class A	767	136,304
Thryv Holdings, Inc. (b)	3,563	72,828
WPP PLC	10,600	102,507
		571,303
TOTAL COMMUNICATION SERVICES		796,896
CONSUMER DISCRETIONARY - 9.7%
Automobile Components - 1.2%
Aptiv PLC (b)	3,625	294,821
Atmus Filtration Technologies, Inc. (c)	7,775	173,616
		468,437
Automobiles - 0.4%
Harley-Davidson, Inc.	4,616	149,789
Broadline Retail - 0.3%
Kohl's Corp. (c)	4,797	123,571
Diversified Consumer Services - 0.8%
Laureate Education, Inc. Class A	15,906	200,734
Service Corp. International	1,592	106,855
		307,589
Hotels, Restaurants & Leisure - 1.9%
Hyatt Hotels Corp. Class A (c)	1,549	198,845
Light & Wonder, Inc. Class A (b)	1,665	133,833
Marriott Vacations Worldwide Corp.	1,680	140,935
MGM Resorts International (b)	3,838	166,454
Travel+Leisure Co.	3,639	147,088
		787,155
Household Durables - 0.9%
Helen of Troy Ltd. (b)	899	102,936
Newell Brands, Inc.	14,450	120,224
Tempur Sealy International, Inc.	2,747	137,048
		360,208
Leisure Products - 0.7%
Brunswick Corp.	2,135	172,252
Topgolf Callaway Brands Corp. (b)	8,368	110,207
		282,459
Specialty Retail - 2.9%
Academy Sports & Outdoors, Inc.	2,300	144,279
Aritzia, Inc. (b)	4,300	104,618
Camping World Holdings, Inc.	1,100	27,335
Lithia Motors, Inc. Class A (sub. vtg.)	703	207,280
Signet Jewelers Ltd. (c)	1,630	162,152
Upbound Group, Inc.	5,560	184,592
Victoria's Secret & Co. (b)	2,722	70,908
Williams-Sonoma, Inc.	1,400	270,746
		1,171,910
Textiles, Apparel & Luxury Goods - 0.6%
Tapestry, Inc.	6,244	242,205
TOTAL CONSUMER DISCRETIONARY		3,893,323
CONSUMER STAPLES - 3.7%
Consumer Staples Distribution & Retail - 0.9%
BJ's Wholesale Club Holdings, Inc. (b)	1,629	104,810
U.S. Foods Holding Corp. (b)	5,823	267,916
		372,726
Food Products - 2.4%
Archer Daniels Midland Co.	2,400	133,392
Bunge Global SA	3,358	295,806
Lamb Weston Holdings, Inc.	1,240	127,026
The J.M. Smucker Co.	1,500	197,325
Tyson Foods, Inc. Class A	3,821	209,238
		962,787
Personal Care Products - 0.4%
Kenvue, Inc.	7,987	165,810
TOTAL CONSUMER STAPLES		1,501,323
ENERGY - 6.0%
Energy Equipment & Services - 1.6%
Championx Corp.	7,309	200,340
Liberty Oilfield Services, Inc. Class A	6,029	125,343
NOV, Inc.	7,400	144,374
Valaris Ltd. (b)	2,770	171,380
		641,437
Oil, Gas & Consumable Fuels - 4.4%
Cenovus Energy, Inc. (c)	17,406	281,629
MEG Energy Corp. (b)	9,000	170,166
Occidental Petroleum Corp.	3,593	206,849
Phillips 66 Co.	1,500	216,465
Range Resources Corp.	10,250	297,660
Targa Resources Corp.	3,708	315,032
Valero Energy Corp.	1,997	277,383
		1,765,184
TOTAL ENERGY		2,406,621
FINANCIALS - 18.1%
Banks - 3.8%
East West Bancorp, Inc.	4,803	349,706
First Citizens Bancshares, Inc.	70	105,700
KeyCorp	24,350	353,806
M&T Bank Corp.	2,954	407,947
Webster Financial Corp.	4,420	218,702
Zions Bancorporation NA	2,226	93,269
		1,529,130
Capital Markets - 2.1%
BGC Group, Inc. Class A	19,956	140,889
Carlyle Group LP	6,491	259,770
Raymond James Financial, Inc.	4,004	441,161
		841,820
Consumer Finance - 3.1%
Ally Financial, Inc.	7,235	265,380
Discover Financial Services	3,360	354,547
OneMain Holdings, Inc.	7,015	333,914
SLM Corp.	14,780	293,826
		1,247,667
Financial Services - 3.6%
Apollo Global Management, Inc.	2,960	297,184
Corebridge Financial, Inc.	5,373	129,865
Global Payments, Inc.	3,110	414,345
Voya Financial, Inc.	2,182	157,911
Walker & Dunlop, Inc.	2,695	260,310
WEX, Inc. (b)	900	183,951
		1,443,566
Insurance - 5.5%
American Financial Group, Inc.	2,614	314,726
Arthur J. Gallagher & Co.	589	136,742
Chubb Ltd.	1,091	267,295
First American Financial Corp.	3,446	207,966
Globe Life, Inc.	2,052	252,027
Hartford Financial Services Group, Inc.	4,739	412,103
Markel Group, Inc. (b)	252	377,352
Old Republic International Corp.	6,302	176,708
Stewart Information Services Corp.	1,665	102,664
		2,247,583
TOTAL FINANCIALS		7,309,766
HEALTH CARE - 6.7%
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	6,887	266,458
Health Care Providers & Services - 3.7%
AdaptHealth Corp. (b)	17,226	124,372
Cencora, Inc.	770	179,164
Centene Corp. (b)	4,018	302,596
CVS Health Corp.	3,599	267,658
Molina Healthcare, Inc. (b)	824	293,707
Tenet Healthcare Corp. (b)	3,978	329,140
		1,496,637
Life Sciences Tools & Services - 1.8%
Agilent Technologies, Inc.	1,346	175,115
Bio-Rad Laboratories, Inc. Class A (b)	619	198,631
Charles River Laboratories International, Inc. (b)	1,577	341,074
		714,820
Pharmaceuticals - 0.5%
Royalty Pharma PLC	7,849	222,833
TOTAL HEALTH CARE		2,700,748
INDUSTRIALS - 20.2%
Building Products - 3.7%
Armstrong World Industries, Inc.	1,834	181,951
Builders FirstSource, Inc. (b)	3,034	527,097
Johnson Controls International PLC	4,597	242,216
Owens Corning	2,290	347,004
UFP Industries, Inc.	1,882	213,513
		1,511,781
Commercial Services & Supplies - 0.7%
The Brink's Co.	1,817	146,886
Vestis Corp.	6,200	132,680
		279,566
Construction & Engineering - 1.4%
EMCOR Group, Inc.	1,097	250,237
Willscot Mobile Mini Holdings (b)	6,301	298,037
		548,274
Electrical Equipment - 2.0%
Acuity Brands, Inc.	1,040	247,686
Encore Wire Corp.	775	174,763
Regal Rexnord Corp.	2,835	378,359
		800,808
Ground Transportation - 2.7%
ArcBest Corp.	1,633	194,539
Knight-Swift Transportation Holdings, Inc. Class A	3,502	200,945
U-Haul Holding Co. (non-vtg.)	4,681	298,975
XPO, Inc. (b)	4,720	403,277
		1,097,736
Machinery - 5.0%
Allison Transmission Holdings, Inc.	3,382	204,746
Barnes Group, Inc.	4,427	146,578
Chart Industries, Inc. (b)	925	107,966
CNH Industrial NV	18,144	217,728
Gates Industrial Corp. PLC (b)	21,212	273,211
Mueller Water Products, Inc. Class A	7,900	108,309
PACCAR, Inc.	4,188	420,433
Terex Corp.	2,904	178,393
Timken Co.	3,170	259,655
Trinity Industries, Inc.	4,564	114,739
		2,031,758
Professional Services - 2.7%
Concentrix Corp.	2,398	213,110
Genpact Ltd.	7,414	266,163
Manpower, Inc.	2,393	177,417
Science Applications International Corp.	1,665	212,554
TransUnion	3,244	224,452
		1,093,696
Trading Companies & Distributors - 2.0%
Core & Main, Inc. (b)	4,927	203,534
GMS, Inc. (b)	2,967	249,703
Rush Enterprises, Inc. Class A	2,189	98,308
WESCO International, Inc.	1,443	250,389
		801,934
TOTAL INDUSTRIALS		8,165,553
INFORMATION TECHNOLOGY - 6.4%
Communications Equipment - 1.0%
Ciena Corp. (b)	3,830	202,990
Lumentum Holdings, Inc. (b)	3,508	192,730
		395,720
Electronic Equipment, Instruments & Components - 1.7%
Coherent Corp. (b)	3,930	186,832
Flex Ltd. (b)	6,115	145,170
Jabil, Inc.	1,100	137,819
TD SYNNEX Corp.	2,165	216,457
		686,278
Semiconductors & Semiconductor Equipment - 2.7%
First Solar, Inc. (b)	1,300	190,190
Microchip Technology, Inc.	3,197	272,320
MKS Instruments, Inc.	2,119	225,568
ON Semiconductor Corp. (b)	5,239	372,650
		1,060,728
Software - 0.8%
Gen Digital, Inc.	6,249	146,727
Rapid7, Inc. (b)	3,371	185,506
		332,233
Technology Hardware, Storage & Peripherals - 0.2%
Seagate Technology Holdings PLC	1,086	93,048
TOTAL INFORMATION TECHNOLOGY		2,568,007
MATERIALS - 9.9%
Chemicals - 3.9%
Celanese Corp. Class A	1,637	239,477
CF Industries Holdings, Inc.	2,242	169,293
Corteva, Inc.	4,075	185,331
FMC Corp.	2,100	118,020
Methanex Corp.	2,312	102,468
Olin Corp.	4,981	259,361
The Chemours Co. LLC	4,685	141,346
Westlake Corp.	2,647	366,212
		1,581,508
Construction Materials - 0.5%
Eagle Materials, Inc.	868	196,411
Containers & Packaging - 2.2%
Crown Holdings, Inc.	1,536	135,936
Graphic Packaging Holding Co.	9,534	243,212
International Paper Co.	4,621	165,570
WestRock Co.	8,264	332,709
		877,427
Metals & Mining - 2.0%
Constellium NV (b)	7,491	140,456
Freeport-McMoRan, Inc.	4,578	181,701
Steel Dynamics, Inc.	4,104	495,312
		817,469
Paper & Forest Products - 1.3%
Interfor Corp. (b)	9,200	142,333
Louisiana-Pacific Corp.	3,358	223,475
West Fraser Timber Co. Ltd.	1,900	151,087
		516,895
TOTAL MATERIALS		3,989,710
REAL ESTATE - 9.9%
Equity Real Estate Investment Trusts (REITs) - 8.7%
Camden Property Trust (SBI)	4,704	441,423
Digital Realty Trust, Inc.	2,423	340,335
Essex Property Trust, Inc.	990	230,937
Outfront Media, Inc.	12,895	167,893
Prologis, Inc.	2,394	303,296
Public Storage	1,246	352,855
Sun Communities, Inc.	3,390	424,937
Ventas, Inc.	4,871	225,966
Welltower, Inc.	11,745	1,016,056
		3,503,698
Real Estate Management & Development - 1.2%
CBRE Group, Inc. (b)	2,911	251,248
Colliers International Group, Inc.	950	111,517
Compass, Inc. (b)	32,473	111,707
		474,472
TOTAL REAL ESTATE		3,978,170
UTILITIES - 7.1%
Electric Utilities - 4.6%
Constellation Energy Corp.	3,893	474,946
Edison International	6,566	443,074
FirstEnergy Corp.	6,357	233,175
NextEra Energy, Inc.	3,368	197,466
PG&E Corp.	29,052	490,107
		1,838,768
Gas Utilities - 1.0%
Brookfield Infrastructure Corp. A Shares	7,778	272,308
UGI Corp.	6,600	146,124
		418,432
Independent Power and Renewable Electricity Producers - 1.0%
The AES Corp.	13,796	230,117
Vistra Corp.	4,299	176,388
		406,505
Multi-Utilities - 0.5%
NiSource, Inc.	8,483	220,304
TOTAL UTILITIES		2,884,009
TOTAL COMMON STOCKS (Cost $34,847,264)		40,194,126

Money Market Funds - 2.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (d)	353,437	353,508
Fidelity Securities Lending Cash Central Fund 5.39% (d)(e)	709,979	710,050
TOTAL MONEY MARKET FUNDS (Cost $1,063,558)		1,063,558

TOTAL INVESTMENT IN SECURITIES - 102.3% (Cost $35,910,822)	41,257,684
NET OTHER ASSETS (LIABILITIES) - (2.3)%	(944,538)
NET ASSETS - 100.0%	40,313,146

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $225,593 or 0.6% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	38,458	6,127,169	5,812,119	6,158	-	-	353,508	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	348,525	7,753,653	7,392,128	8,123	-	-	710,050	0.0%
Total	386,983	13,880,822	13,204,247	14,281	-	-	1,063,558

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	796,896	468,796	328,100	-
Consumer Discretionary	3,893,323	3,893,323	-	-
Consumer Staples	1,501,323	1,501,323	-	-
Energy	2,406,621	2,406,621	-	-
Financials	7,309,766	7,309,766	-	-
Health Care	2,700,748	2,700,748	-	-
Industrials	8,165,553	8,165,553	-	-
Information Technology	2,568,007	2,568,007	-	-
Materials	3,989,710	3,989,710	-	-
Real Estate	3,978,170	3,978,170	-	-
Utilities	2,884,009	2,884,009	-	-

Money Market Funds	1,063,558	1,063,558	-	-
Total Investments in Securities:	41,257,684	40,929,584	328,100	-
Financial Statements
Statement of Assets and Liabilities
		January 31, 2024

Assets
Investment in securities, at value (including securities loaned of $679,730) - See accompanying schedule:
Unaffiliated issuers (cost $34,847,264)	$40,194,126
Fidelity Central Funds (cost $1,063,558)	1,063,558

Total Investment in Securities (cost $35,910,822)		$41,257,684
Receivable for investments sold		208,546
Receivable for fund shares sold		92,565
Dividends receivable		13,312
Distributions receivable from Fidelity Central Funds		4,116
Other receivables		7,939
Total assets		41,584,162
Liabilities
Payable for investments purchased	$544,810
Payable for fund shares redeemed	1,342
Accrued management fee	14,807
Other payables and accrued expenses	7
Collateral on securities loaned	710,050
Total Liabilities		1,271,016
Net Assets		$40,313,146
Net Assets consist of:
Paid in capital		$34,999,598
Total accumulated earnings (loss)		5,313,548
Net Assets		$40,313,146
Net Asset Value, offering price and redemption price per share ($40,313,146 ÷ 2,730,901 shares)		$14.76
Statement of Operations
		Year ended January 31, 2024
Investment Income
Dividends		$658,648
Income from Fidelity Central Funds (including $8,123 from security lending)		14,281
Total Income		672,929
Expenses
Management fee	$156,879
Independent trustees' fees and expenses	212
Total expenses before reductions	157,091
Expense reductions	(141)
Total expenses after reductions		156,950
Net Investment income (loss)		515,979
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	162,613
Foreign currency transactions	13
Total net realized gain (loss)		162,626
Change in net unrealized appreciation (depreciation) on investment securities		2,560,783
Net gain (loss)		2,723,409
Net increase (decrease) in net assets resulting from operations		$3,239,388
Statement of Changes in Net Assets

	Year ended January 31, 2024	Year ended January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$515,979	$464,171
Net realized gain (loss)	162,626	1,733,712
Change in net unrealized appreciation (depreciation)	2,560,783	(1,679,298)
Net increase (decrease) in net assets resulting from operations	3,239,388	518,585
Distributions to shareholders	(486,422)	(470,724)

Share transactions
Proceeds from sales of shares	8,965,601	9,720,249
Reinvestment of distributions	486,422	470,724
Cost of shares redeemed	(8,266,261)	(8,856,637)

Net increase (decrease) in net assets resulting from share transactions	1,185,762	1,334,336
Total increase (decrease) in net assets	3,938,728	1,382,197

Net Assets
Beginning of period	36,374,418	34,992,221
End of period	$40,313,146	$36,374,418

Other Information
Shares
Sold	652,201	739,821
Issued in reinvestment of distributions	33,786	37,658
Redeemed	(619,135)	(695,036)
Net increase (decrease)	66,852	82,443

Financial Highlights
Fidelity® Mid Cap Value K6 Fund

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$13.65	$13.55	$10.64	$10.28	$9.85
Income from Investment Operations
Net investment income (loss) A,B	.20	.19 C	.19	.19	.21
Net realized and unrealized gain (loss)	1.10	.12	2.91	.40	.40
Total from investment operations	1.30	.31	3.10	.59	.61
Distributions from net investment income	(.17)	(.21)	(.19)	(.23)	(.18)
Distributions from net realized gain	(.03)	-	-	-	-
Total distributions	(.19) D	(.21)	(.19)	(.23)	(.18)
Net asset value, end of period	$14.76	$13.65	$13.55	$10.64	$10.28
Total Return E	9.58%	2.41%	29.17%	5.83%	6.15%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.44%	.44%
Net investment income (loss)	1.48%	1.45% C	1.45%	2.07%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$40,313	$36,374	$34,992	$27,404	$53,188
Portfolio turnover rate H	84% I	85% I	100%	73% I	102% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.23%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended January 31, 2024

1. Organization.
Fidelity Mid Cap Value K6 Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of ADRs, futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,324,462
Gross unrealized depreciation	(1,143,956)
Net unrealized appreciation (depreciation)	$5,180,506
Tax Cost	$36,077,178

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$69,179
Undistributed long-term capital gain	$63,864
Net unrealized appreciation (depreciation) on securities and other investments	$5,180,506

The tax character of distributions paid was as follows:

	January 31, 2024	January 31, 2023
Ordinary Income	$415,094	$470,724
Long-term Capital Gains	71,328	-
Total	$486,422	$470,724

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Mid Cap Value K6 Fund	29,845,656	29,354,516

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds($)
Fidelity Mid Cap Value K6 Fund	88,078	1,053,416

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds($)
Fidelity Mid Cap Value K6 Fund	30,440	364,276

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Mid Cap Value K6 Fund	$658

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Mid Cap Value K6 Fund	1,334,370	1,633,864	(15,605)

Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Mid Cap Value K6 Fund	$873	$ -	$-

8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $141.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Value K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Mid Cap Value K6 Fund (the "Fund"), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 12, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President or Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2023 to January 31, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2023	Ending Account Value January 31, 2024	Expenses Paid During Period- C August 1, 2023 to January 31, 2024

Fidelity® Mid Cap Value K6 Fund	.45%
Actual		$ 1,000	$ 1,047.40	$ 2.32
Hypothetical-B		$ 1,000	$ 1,022.94	$ 2.29

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2024, $66,648 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved amended and restated sub-advisory agreements (the Sub-Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Sub-Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the funds' Sub-Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
The Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser, and that the management fee paid by the fund under the management contract with FMR will remain unchanged.
The Board further considered that the approval of the fund's Sub-Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Sub-Advisory Contracts would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of services provided to the fund by FMR and its affiliates.
In connection with its consideration of future renewals of the fund's advisory contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Sub-Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9883983.106
MCVK6-ANN-0324
Fidelity® Equity-Income K6 Fund

Annual Report
January 31, 2024

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended January 31, 2024	Past 1 year	Life of Fund A
Fidelity® Equity-Income K6 Fund	6.91%	10.20%

A   From June 13, 2019
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income K6 Fund, on June 13, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 20.82% for the 12 months ending January 31, 2024, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the period. The upturn was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and four times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end. The index added 1.68% in January, finishing the period just shy of a record close set on January 29. By sector for the full 12 months, tech (+53%) and communication services (+43%) led the way, followed by consumer discretionary (+20%). Industrials rose about 13% and the rate-sensitive financials sector gained 10%. In sharp contrast, utilities (-8%) and energy (-4%) lagged most, with the latter hampered by lower oil prices. Real estate (-2%) and materials (-1%) also lost ground.
Comments from Portfolio Manager Ramona Persaud:
For the fiscal year ending January 31, 2024, the fund gained 6.91%, versus 5.71% for the benchmark Russell 3000 Value Index. Relative to the benchmark, security selection was the primary contributor, led by health care, where our stock selection in pharmaceuticals, biotechnology & life sciences contributed most. An overweight in information technology, primarily within the software & services industry, and stock picks in utilities and materials, also helped. The fund's stake in Eli Lilly gained 90% and was the top individual relative contributor. Eli Lilly was among the fund's biggest holdings this period, though we decreased our investment during the period. A second notable relative contributor was our non-benchmark stake in Microsoft (+62%). Not owning Pfizer, a benchmark component that returned roughly -35%, also helped. In contrast, the biggest detractor from performance versus the benchmark was stock selection in communication services. Also hurting our result were picks in information technology and financials. Not owning Meta Platforms, a benchmark component that gained 94%, and Berkshire Hathaway, a benchmark holding that gained 23%, were the two largest relative detractors. Avoiding Intel, a benchmark component that gained 56%, hurt as well. Notable changes in positioning include higher allocations to industrials and financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary January 31, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

JPMorgan Chase & Co.	4.1
Exxon Mobil Corp.	3.0
Bank of America Corp.	2.6
Linde PLC	2.2
Wells Fargo & Co.	1.9
Danaher Corp.	1.9
General Electric Co.	1.8
Cisco Systems, Inc.	1.7
Chubb Ltd.	1.7
Procter & Gamble Co.	1.6
22.5

Market Sectors (% of Fund's net assets)

Financials	20.5
Health Care	14.9
Industrials	12.7
Information Technology	11.5
Consumer Staples	9.3
Energy	7.9
Communication Services	5.9
Materials	5.1
Utilities	4.9
Consumer Discretionary	4.8
Real Estate	2.1

Asset Allocation (% of Fund's net assets)

Schedule of Investments January 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 5.9%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	58,264	1,030,690
Verizon Communications, Inc.	35,781	1,515,325
		2,546,015
Interactive Media & Services - 1.5%
Alphabet, Inc. Class A (a)	16,788	2,351,999
Media - 1.8%
Comcast Corp. Class A	48,252	2,245,648
Interpublic Group of Companies, Inc.	15,897	524,442
		2,770,090
Wireless Telecommunication Services - 1.0%
T-Mobile U.S., Inc.	9,120	1,470,418
TOTAL COMMUNICATION SERVICES		9,138,522
CONSUMER DISCRETIONARY - 4.8%
Diversified Consumer Services - 0.4%
H&R Block, Inc.	14,922	698,946
Hotels, Restaurants & Leisure - 1.5%
McDonald's Corp.	8,114	2,375,130
Specialty Retail - 2.5%
Best Buy Co., Inc.	3,301	239,289
Burlington Stores, Inc. (a)	4,750	907,963
Dick's Sporting Goods, Inc.	634	94,510
Lowe's Companies, Inc.	2,622	558,066
TJX Companies, Inc.	21,940	2,082,325
		3,882,153
Textiles, Apparel & Luxury Goods - 0.4%
Columbia Sportswear Co.	1,273	100,898
Tapestry, Inc.	11,950	463,541
		564,439
TOTAL CONSUMER DISCRETIONARY		7,520,668
CONSUMER STAPLES - 9.3%
Beverages - 1.5%
Keurig Dr. Pepper, Inc.	29,922	940,748
The Coca-Cola Co.	23,254	1,383,380
		2,324,128
Consumer Staples Distribution & Retail - 4.1%
Albertsons Companies, Inc.	8,883	188,497
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	9,653	565,632
BJ's Wholesale Club Holdings, Inc. (a)	9,546	614,190
Costco Wholesale Corp.	871	605,240
Dollar Tree, Inc. (a)	8,155	1,065,206
Metro, Inc.	9,830	516,122
Target Corp.	1,953	271,623
Walmart, Inc.	15,170	2,506,843
		6,333,353
Food Products - 1.1%
Bunge Global SA	6,112	538,406
Mondelez International, Inc.	14,534	1,093,974
		1,632,380
Household Products - 1.6%
Procter & Gamble Co.	16,312	2,563,268
Personal Care Products - 1.0%
Estee Lauder Companies, Inc. Class A	2,908	383,827
Kenvue, Inc.	51,073	1,060,275
Unilever PLC	3,803	185,055
		1,629,157
TOTAL CONSUMER STAPLES		14,482,286
ENERGY - 7.9%
Oil, Gas & Consumable Fuels - 7.9%
Canadian Natural Resources Ltd.	17,836	1,141,440
ConocoPhillips Co.	17,326	1,938,260
Enterprise Products Partners LP	36,162	967,695
Exxon Mobil Corp.	44,591	4,584,401
Hess Corp.	7,805	1,096,837
Imperial Oil Ltd.	19,709	1,136,846
Phillips 66 Co.	5,338	770,327
Valero Energy Corp.	4,271	593,242
		12,229,048
FINANCIALS - 20.5%
Banks - 12.5%
Bank of America Corp.	120,267	4,090,281
Huntington Bancshares, Inc.	86,325	1,098,917
JPMorgan Chase & Co.	36,606	6,382,619
M&T Bank Corp.	8,988	1,241,243
PNC Financial Services Group, Inc.	16,311	2,466,386
U.S. Bancorp	28,600	1,188,044
Wells Fargo & Co.	59,814	3,001,467
		19,468,957
Capital Markets - 0.7%
BlackRock, Inc. Class A	1,500	1,161,465
Consumer Finance - 0.7%
Capital One Financial Corp.	7,824	1,058,744
Financial Services - 1.2%
Edenred SA	11,837	708,946
Visa, Inc. Class A	3,952	1,079,924
		1,788,870
Insurance - 5.4%
American Financial Group, Inc.	7,568	911,187
Chubb Ltd.	10,604	2,597,980
Hartford Financial Services Group, Inc.	21,517	1,871,118
Marsh & McLennan Companies, Inc.	6,473	1,254,726
The Travelers Companies, Inc.	8,132	1,718,780
		8,353,791
TOTAL FINANCIALS		31,831,827
HEALTH CARE - 14.9%
Biotechnology - 1.2%
Gilead Sciences, Inc.	23,707	1,855,310
Health Care Providers & Services - 2.7%
Cigna Group	5,930	1,784,634
UnitedHealth Group, Inc.	4,796	2,454,305
		4,238,939
Life Sciences Tools & Services - 1.9%
Danaher Corp.	12,027	2,885,398
Pharmaceuticals - 9.1%
AstraZeneca PLC (United Kingdom)	12,798	1,696,718
Bristol-Myers Squibb Co.	21,799	1,065,317
Eli Lilly & Co.	3,171	2,047,229
Johnson & Johnson	15,424	2,450,874
Merck & Co., Inc.	20,756	2,506,910
Roche Holding AG (participation certificate)	6,066	1,727,089
Royalty Pharma PLC	27,693	786,204
Sanofi SA	18,124	1,815,037
		14,095,378
TOTAL HEALTH CARE		23,075,025
INDUSTRIALS - 12.7%
Aerospace & Defense - 3.3%
General Dynamics Corp.	2,600	688,974
Huntington Ingalls Industries, Inc.	3,636	941,433
Northrop Grumman Corp.	2,676	1,195,530
The Boeing Co. (a)	10,894	2,299,070
		5,125,007
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. Class B	6,927	982,941
Building Products - 0.4%
Johnson Controls International PLC	13,131	691,872
Commercial Services & Supplies - 0.4%
GFL Environmental, Inc.	9,133	310,309
Veralto Corp.	3,675	281,836
		592,145
Electrical Equipment - 1.0%
AMETEK, Inc.	8,022	1,299,965
Regal Rexnord Corp.	2,308	308,026
		1,607,991
Industrial Conglomerates - 2.7%
General Electric Co.	21,164	2,802,537
Hitachi Ltd.	6,758	530,843
Siemens AG	4,429	792,897
		4,126,277
Machinery - 3.0%
Crane Co.	9,704	1,204,363
Fortive Corp.	12,194	953,327
Hillenbrand, Inc.	6,800	316,676
ITT, Inc.	17,586	2,124,037
		4,598,403
Professional Services - 0.7%
Experian PLC	9,233	384,300
KBR, Inc.	10,469	545,540
Paychex, Inc.	1,072	130,495
		1,060,335
Trading Companies & Distributors - 0.6%
Watsco, Inc.	2,230	871,885
TOTAL INDUSTRIALS		19,656,856
INFORMATION TECHNOLOGY - 11.5%
Communications Equipment - 1.7%
Cisco Systems, Inc.	52,690	2,643,984
Electronic Equipment, Instruments & Components - 0.2%
Crane Nxt Co.	6,606	384,998
IT Services - 1.9%
Accenture PLC Class A	3,880	1,411,854
Amdocs Ltd.	16,104	1,476,415
		2,888,269
Semiconductors & Semiconductor Equipment - 3.3%
Analog Devices, Inc.	6,722	1,293,044
NXP Semiconductors NV	8,500	1,789,845
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	18,406	2,079,142
		5,162,031
Software - 3.0%
Gen Digital, Inc.	17,155	402,799
Microsoft Corp.	5,879	2,337,373
Roper Technologies, Inc.	3,511	1,885,407
		4,625,579
Technology Hardware, Storage & Peripherals - 1.4%
Apple, Inc.	2,075	382,630
Samsung Electronics Co. Ltd.	28,717	1,560,409
Seagate Technology Holdings PLC	2,692	230,651
		2,173,690
TOTAL INFORMATION TECHNOLOGY		17,878,551
MATERIALS - 5.1%
Chemicals - 2.2%
Linde PLC	8,538	3,456,439
Containers & Packaging - 1.5%
Ball Corp.	16,032	888,974
Crown Holdings, Inc.	15,220	1,346,970
		2,235,944
Metals & Mining - 1.4%
Freeport-McMoRan, Inc.	55,742	2,212,400
TOTAL MATERIALS		7,904,783
REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.1%
American Tower Corp.	4,883	955,359
Lamar Advertising Co. Class A	14,060	1,471,801
Public Storage	3,041	861,181
		3,288,341
UTILITIES - 4.9%
Electric Utilities - 3.4%
Constellation Energy Corp.	8,571	1,045,662
Exelon Corp.	14,063	489,533
FirstEnergy Corp.	11,423	418,996
NextEra Energy, Inc.	26,209	1,536,634
PG&E Corp.	34,892	588,628
Southern Co.	18,023	1,252,959
		5,332,412
Independent Power and Renewable Electricity Producers - 0.3%
Vistra Corp.	11,334	465,034
Multi-Utilities - 1.2%
Ameren Corp.	6,408	445,805
CenterPoint Energy, Inc.	17,599	491,716
Dominion Energy, Inc.	8,644	395,204
WEC Energy Group, Inc.	6,530	527,363
		1,860,088
TOTAL UTILITIES		7,657,534
TOTAL COMMON STOCKS (Cost $124,583,417)		154,663,441

Money Market Funds - 1.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $1,598,667)	1,598,348	1,598,667

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $126,182,084)	156,262,108
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(903,293)
NET ASSETS - 100.0%	155,358,815

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	6,467,902	40,208,437	45,077,672	283,878	-	-	1,598,667	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	506,250	4,169,811	4,676,061	4,238	-	-	-	0.0%
Total	6,974,152	44,378,248	49,753,733	288,116	-	-	1,598,667

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	9,138,522	9,138,522	-	-
Consumer Discretionary	7,520,668	7,520,668	-	-
Consumer Staples	14,482,286	14,297,231	185,055	-
Energy	12,229,048	12,229,048	-	-
Financials	31,831,827	31,831,827	-	-
Health Care	23,075,025	17,836,181	5,238,844	-
Industrials	19,656,856	17,948,816	1,708,040	-
Information Technology	17,878,551	16,318,142	1,560,409	-
Materials	7,904,783	7,904,783	-	-
Real Estate	3,288,341	3,288,341	-	-
Utilities	7,657,534	7,657,534	-	-

Money Market Funds	1,598,667	1,598,667	-	-
Total Investments in Securities:	156,262,108	147,569,760	8,692,348	-
Financial Statements
Statement of Assets and Liabilities
		January 31, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $124,583,417)	$154,663,441
Fidelity Central Funds (cost $1,598,667)	1,598,667

Total Investment in Securities (cost $126,182,084)		$156,262,108
Cash		101
Foreign currency held at value (cost $42)		42
Receivable for investments sold		86,155
Receivable for fund shares sold		35,454
Dividends receivable		197,849
Distributions receivable from Fidelity Central Funds		9,274
Total assets		156,590,983
Liabilities
Payable for investments purchased	$1,058,518
Payable for fund shares redeemed	129,874
Accrued management fee	43,776
Total Liabilities		1,232,168
Net Assets		$155,358,815
Net Assets consist of:
Paid in capital		$125,462,061
Total accumulated earnings (loss)		29,896,754
Net Assets		$155,358,815
Net Asset Value, offering price and redemption price per share ($155,358,815 ÷ 11,024,076 shares)		$14.09
Statement of Operations
		Year ended January 31, 2024
Investment Income
Dividends		$3,355,606
Income from Fidelity Central Funds (including $4,238 from security lending)		288,116
Total Income		3,643,722
Expenses
Management fee	$495,188
Independent trustees' fees and expenses	891
Total expenses before reductions	496,079
Expense reductions	(251)
Total expenses after reductions		495,828
Net Investment income (loss)		3,147,894
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	1,348,088
Foreign currency transactions	3,908
Total net realized gain (loss)		1,351,996
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	5,028,149
Assets and liabilities in foreign currencies	558
Total change in net unrealized appreciation (depreciation)		5,028,707
Net gain (loss)		6,380,703
Net increase (decrease) in net assets resulting from operations		$9,528,597
Statement of Changes in Net Assets

	Year ended January 31, 2024	Year ended January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,147,894	$2,877,904
Net realized gain (loss)	1,351,996	(1,696,368)
Change in net unrealized appreciation (depreciation)	5,028,707	1,946,324
Net increase (decrease) in net assets resulting from operations	9,528,597	3,127,860
Distributions to shareholders	(3,012,839)	(2,585,519)

Share transactions
Proceeds from sales of shares	44,888,916	77,628,161
Reinvestment of distributions	3,012,839	2,585,519
Cost of shares redeemed	(56,344,885)	(31,423,794)

Net increase (decrease) in net assets resulting from share transactions	(8,443,130)	48,789,886
Total increase (decrease) in net assets	(1,927,372)	49,332,227

Net Assets
Beginning of period	157,286,187	107,953,960
End of period	$155,358,815	$157,286,187

Other Information
Shares
Sold	3,379,322	6,024,855
Issued in reinvestment of distributions	230,641	205,000
Redeemed	(4,273,142)	(2,435,873)
Net increase (decrease)	(663,179)	3,793,982

Financial Highlights
Fidelity® Equity-Income K6 Fund

Years ended January 31,	2024	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$13.46	$13.68	$11.44	$10.83	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.29	.27	.24	.20	.12
Net realized and unrealized gain (loss)	.62	(.24) D	2.51	.62	.79
Total from investment operations	.91	.03	2.75	.82	.91
Distributions from net investment income	(.28)	(.25)	(.23)	(.20)	(.08)
Distributions from net realized gain	-	- E	(.27)	(.01)	- E
Total distributions	(.28)	(.25)	(.51) F	(.21)	(.08)
Net asset value, end of period	$14.09	$13.46	$13.68	$11.44	$10.83
Total Return G,H	6.91%	.35%	24.13%	7.97%	9.14%
Ratios to Average Net Assets C,I,J
Expenses before reductions	.34%	.34%	.34%	.34%	.34% K
Expenses net of fee waivers, if any	.34%	.34%	.34%	.34%	.34% K
Expenses net of all reductions	.34%	.34%	.34%	.34%	.34% K
Net investment income (loss)	2.16%	2.12%	1.81%	1.98%	1.78% K
Supplemental Data
Net assets, end of period (000 omitted)	$155,359	$157,286	$107,954	$64,058	$48,531
Portfolio turnover rate L,M	36%	37%	43%	70%	21% K

AFor the period June 13, 2019 (commencement of operations) through January 31, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

EAmount represents less than $.005 per share.

FTotal distributions per share do not sum due to rounding.

GTotal returns for periods of less than one year are not annualized.

HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

KAnnualized.

LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

MPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended January 31, 2024

1. Organization.
Fidelity Equity-Income K6 Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$33,549,709
Gross unrealized depreciation	(4,346,125)
Net unrealized appreciation (depreciation)	$29,203,584
Tax Cost	$127,058,524

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$568,882
Undistributed long-term capital gain	$237,352
Net unrealized appreciation (depreciation) on securities and other investments	$29,090,520

The tax character of distributions paid was as follows:

	January 31, 2024	January 31, 2023
Ordinary Income	$3,012,839	$ 2,585,519
Total	$3,012,839	$ 2,585,519
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Equity-Income K6 Fund	51,366,652	51,879,908

Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Equity-Income K6 Fund	160,726	2,039,161

Prior Year Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Equity-Income K6 Fund	3,821,064	48,923,346

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .34% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Equity-Income K6 Fund	$417

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Equity-Income K6 Fund	6,283,161	4,360,709	61,054
Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Equity-Income K6 Fund	$422	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $251.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Equity-Income K6 Fund (the "Fund"), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from June 13, 2019 (commencement of operations) through January 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from June 13, 2019 (commencement of operations) through January 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 13, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President or Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2023 to January 31, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2023	Ending Account Value January 31, 2024	Expenses Paid During Period- C August 1, 2023 to January 31, 2024

Fidelity® Equity-Income K6 Fund	.34%
Actual		$ 1,000	$ 1,037.20	$ 1.75
Hypothetical-B		$ 1,000	$ 1,023.49	$ 1.73

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2024 $237,352, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.47% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $191,425 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 72%, 94%, 94%, and 94% of the dividends distributed in April, July, October, and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved amended and restated sub-advisory agreements (the Sub-Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Sub-Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the funds' Sub-Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
The Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser, and that the management fee paid by the fund under the management contract with FMR will remain unchanged.
The Board further considered that the approval of the fund's Sub-Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Sub-Advisory Contracts would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of services provided to the fund by FMR and its affiliates.
In connection with its consideration of future renewals of the fund's advisory contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Sub-Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9893876.104
EQU-K6-ANN-0324
Fidelity® Series All-Sector Equity Fund
Fidelity® Series Stock Selector Large Cap Value Fund
Fidelity® Series Value Discovery Fund

Annual Report
January 31, 2024

Contents

Fidelity® Series All-Sector Equity Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Stock Selector Large Cap Value Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Value Discovery Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Fidelity® Series All-Sector Equity Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended January 31, 2024	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series All-Sector Equity Fund	24.16%	16.02%	12.89%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series All-Sector Equity Fund on January 31, 2014.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Index performed over the same period.

Fidelity® Series All-Sector Equity Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 20.82% for the 12 months ending January 31, 2024, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the period. The upturn was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and four times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end. The index added 1.68% in January, finishing the period just shy of a record close set on January 29. By sector for the full 12 months, tech (+53%) and communication services (+43%) led the way, followed by consumer discretionary (+20%). Industrials rose about 13% and the rate-sensitive financials sector gained 10%. In sharp contrast, utilities (-8%) and energy (-4%) lagged most, with the latter hampered by lower oil prices. Real estate (-2%) and materials (-1%) also lost ground.
Comments from Co-Managers Becky Baker, Chad Colman and Matthew Drukker:
For the fiscal year ending January 31, 2024, the fund gained 24.16%, versus 20.23% for both the S&P-Russell 1000 Composite Blend Index and broad-based Russell 1000 Index. Relative to the S&P-Russell 1000 Composite Blend Index, security selection was the primary contributor, especially within the health care sector. Picks among industrials stocks, primarily within the capital goods industry, also helped. Favorable investment choices in communication services and information technology also helped. The top individual relative contributor was an overweight in Nvidia (+214%), one of the fund's largest holdings at the end of January. Not owning Pfizer, a benchmark component that returned roughly -35%, also was advantageous. Outsized exposure to Eli Lilly (+89%), one of our biggest holdings as of period-end, was another plus. In contrast, the biggest detractor from performance versus the benchmark was an underweight in information technology. Picks in financials also hampered the portfolio's relative return. The largest individual relative detractor was an underweight stake in Broadcom (+106%), a position we established in the fund this period. Outsized exposure to Exxon Mobil (-9%), which was among the portfolio's biggest holdings, proved detrimental. An overweight stake in EPAM Systems (-15%) further detracted, though we decreased our position in the stock this period. Notable changes in positioning include decreased exposure to the energy sector and a higher allocation to information technology firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series All-Sector Equity Fund
Investment Summary January 31, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	7.9
Apple, Inc.	5.2
Amazon.com, Inc.	4.1
NVIDIA Corp.	3.5
Meta Platforms, Inc. Class A	2.3
Exxon Mobil Corp.	1.9
JPMorgan Chase & Co.	1.9
Alphabet, Inc. Class C	1.7
Visa, Inc. Class A	1.6
Alphabet, Inc. Class A	1.6
31.7

Market Sectors (% of Fund's net assets)

Information Technology	27.4
Financials	13.6
Health Care	12.6
Consumer Discretionary	10.3
Industrials	9.6
Communication Services	8.5
Consumer Staples	5.7
Energy	3.8
Real Estate	2.5
Materials	2.4
Utilities	2.1

Asset Allocation (% of Fund's net assets)

Futures - 0.4%

Fidelity® Series All-Sector Equity Fund
Schedule of Investments January 31, 2024
Showing Percentage of Net Assets
Common Stocks - 98.4%
	Shares	Value ($)
COMMUNICATION SERVICES - 8.5%
Diversified Telecommunication Services - 0.1%
AT&T, Inc.	132,000	2,335,080
EchoStar Holding Corp. Class A (a)(b)	6,035	80,809
		2,415,889
Entertainment - 1.6%
Lions Gate Entertainment Corp. Class B (a)	108,800	1,055,360
Netflix, Inc. (a)	26,210	14,785,323
Roku, Inc. Class A (a)	36,200	3,187,772
Spotify Technology SA (a)	27,970	6,023,340
Take-Two Interactive Software, Inc. (a)	9,500	1,566,835
The Walt Disney Co.	198,287	19,045,466
TKO Group Holdings, Inc.	65,721	5,500,190
		51,164,286
Interactive Media & Services - 6.0%
Alphabet, Inc.:
Class A (a)	361,400	50,632,140
Class C (a)	382,220	54,198,796
Angi, Inc. (a)	473,400	1,121,958
IAC, Inc. (a)	5,480	275,151
Match Group, Inc. (a)	15,900	610,242
Meta Platforms, Inc. Class A	193,040	75,312,626
Pinterest, Inc. Class A (a)	45,200	1,693,644
Snap, Inc. Class A (a)	516,020	8,199,558
Zoominfo Technologies, Inc. (a)	9,230	148,049
		192,192,164
Media - 0.6%
Altice U.S.A., Inc. Class A (a)	150,730	367,781
Charter Communications, Inc. Class A (a)	20,400	7,562,484
Comcast Corp. Class A	110,238	5,130,477
Liberty Broadband Corp.:
Class A (a)	69,900	5,439,618
Class C (a)	21,400	1,678,830
		20,179,190
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc.	39,852	6,425,338
TOTAL COMMUNICATION SERVICES		272,376,867
CONSUMER DISCRETIONARY - 10.3%
Automobiles - 1.1%
General Motors Co.	113,200	4,392,160
Tesla, Inc. (a)	173,400	32,476,086
		36,868,246
Broadline Retail - 4.1%
Amazon.com, Inc. (a)	845,779	131,264,901
Etsy, Inc. (a)	26,400	1,757,184
		133,022,085
Hotels, Restaurants & Leisure - 2.1%
Airbnb, Inc. Class A (a)	39,300	5,664,702
Booking Holdings, Inc. (a)	3,390	11,890,323
Chipotle Mexican Grill, Inc. (a)	3,900	9,394,203
Domino's Pizza, Inc.	9,300	3,963,846
Draftkings Holdings, Inc. (a)	150,600	5,880,930
Dutch Bros, Inc. (a)	19,200	515,520
Las Vegas Sands Corp.	61,500	3,008,580
Marriott International, Inc. Class A	37,300	8,941,929
McDonald's Corp.	2,100	614,712
Red Rock Resorts, Inc.	26,100	1,427,148
Starbucks Corp.	14,600	1,358,238
Sweetgreen, Inc. Class A (a)	19,729	210,706
Wingstop, Inc.	24,500	6,887,195
Yum! Brands, Inc.	61,500	7,963,635
		67,721,667
Household Durables - 0.1%
D.R. Horton, Inc.	16,100	2,300,851
Leisure Products - 0.2%
YETI Holdings, Inc. (a)(b)	114,900	5,052,153
Specialty Retail - 1.8%
Abercrombie & Fitch Co. Class A (a)	41,800	4,259,420
Gap, Inc.	135,600	2,534,364
O'Reilly Automotive, Inc. (a)	7,000	7,161,350
Signet Jewelers Ltd.	34,100	3,392,268
The Home Depot, Inc.	38,379	13,546,252
TJX Companies, Inc.	203,296	19,294,823
Victoria's Secret & Co. (a)	64,000	1,667,200
Williams-Sonoma, Inc.	23,600	4,564,004
		56,419,681
Textiles, Apparel & Luxury Goods - 0.9%
lululemon athletica, Inc. (a)	3,900	1,769,898
NIKE, Inc. Class B	94,700	9,614,891
PVH Corp.	28,800	3,463,488
Ralph Lauren Corp.	54,300	7,801,281
Tapestry, Inc.	109,600	4,251,384
VF Corp.	50,800	836,168
		27,737,110
TOTAL CONSUMER DISCRETIONARY		329,121,793
CONSUMER STAPLES - 5.7%
Beverages - 1.8%
Boston Beer Co., Inc. Class A (a)	6,619	2,311,818
Brown-Forman Corp. Class B (non-vtg.)	26,500	1,454,850
Celsius Holdings, Inc. (a)(b)	15,000	748,500
Constellation Brands, Inc. Class A (sub. vtg.)	29,165	7,147,758
Keurig Dr. Pepper, Inc.	178,510	5,612,354
Monster Beverage Corp.	131,086	7,212,352
PepsiCo, Inc.	68,290	11,508,914
The Coca-Cola Co.	340,445	20,253,073
		56,249,619
Consumer Staples Distribution & Retail - 1.5%
BJ's Wholesale Club Holdings, Inc. (a)	18,400	1,183,856
Costco Wholesale Corp.	34,530	23,994,206
Dollar Tree, Inc. (a)	6,983	912,119
Maplebear, Inc. (NASDAQ) (b)	17,200	420,884
Sprouts Farmers Market LLC (a)	11,800	594,366
Target Corp.	39,100	5,438,028
Walmart, Inc.	96,167	15,891,597
		48,435,056
Food Products - 0.8%
Archer Daniels Midland Co.	46,300	2,573,354
Freshpet, Inc. (a)(b)	14,824	1,276,346
Lamb Weston Holdings, Inc.	25,669	2,629,532
McCormick & Co., Inc. (non-vtg.)	39,315	2,679,710
Mondelez International, Inc.	123,196	9,272,963
The Hershey Co.	19,279	3,731,258
The J.M. Smucker Co.	16,900	2,223,195
		24,386,358
Household Products - 1.0%
Energizer Holdings, Inc.	23,200	733,584
Procter & Gamble Co.	206,978	32,524,523
		33,258,107
Personal Care Products - 0.4%
elf Beauty, Inc. (a)	12,400	1,978,172
Estee Lauder Companies, Inc. Class A	41,353	5,458,182
Kenvue, Inc.	239,856	4,979,411
Olaplex Holdings, Inc. (a)	307,000	690,750
		13,106,515
Tobacco - 0.2%
Altria Group, Inc.	163,100	6,543,572
TOTAL CONSUMER STAPLES		181,979,227
ENERGY - 3.8%
Energy Equipment & Services - 0.4%
Expro Group Holdings NV (a)	179,400	3,157,440
Schlumberger Ltd.	75,300	3,667,110
Weatherford International PLC (a)	69,200	6,196,860
		13,021,410
Oil, Gas & Consumable Fuels - 3.4%
ConocoPhillips Co.	150,900	16,881,183
Exxon Mobil Corp.	597,024	61,380,037
Hess Corp.	24,500	3,442,985
Phillips 66 Co.	100,400	14,488,724
Valero Energy Corp.	92,900	12,903,810
		109,096,739
TOTAL ENERGY		122,118,149
FINANCIALS - 13.6%
Banks - 4.5%
Bank of America Corp.	445,437	15,149,312
Citigroup, Inc.	252,460	14,180,678
JPMorgan Chase & Co.	343,254	59,849,767
KeyCorp	410,728	5,967,878
M&T Bank Corp.	32,646	4,508,413
PNC Financial Services Group, Inc.	102,120	15,441,565
Truist Financial Corp.	190,500	7,059,930
Wells Fargo & Co.	453,548	22,759,039
		144,916,582
Capital Markets - 2.5%
Bank of New York Mellon Corp.	298,406	16,549,597
BlackRock, Inc. Class A	14,029	10,862,795
Cboe Global Markets, Inc.	25,171	4,627,688
CME Group, Inc.	41,529	8,548,329
Interactive Brokers Group, Inc.	41,707	3,701,496
LPL Financial	25,000	5,979,750
MarketAxess Holdings, Inc.	26,122	5,890,772
Moody's Corp.	21,400	8,389,656
Morgan Stanley	118,495	10,337,504
StepStone Group, Inc. Class A	36,696	1,227,481
Tradeweb Markets, Inc. Class A	30,900	2,947,551
Virtu Financial, Inc. Class A	83,126	1,395,686
		80,458,305
Consumer Finance - 0.0%
Discover Financial Services	8,600	907,472
Financial Services - 3.6%
Apollo Global Management, Inc.	194,226	19,500,290
Block, Inc. Class A (a)	94,524	6,145,005
Corebridge Financial, Inc.	55,200	1,334,184
Fiserv, Inc. (a)	82,686	11,730,663
FleetCor Technologies, Inc. (a)	11,840	3,432,771
Global Payments, Inc.	88,888	11,842,548
MGIC Investment Corp.	159,830	3,171,027
Screaming Eagle Acquisition Corp. (a)	5,400	57,348
UWM Holdings Corp. Class A	493,800	3,308,460
Visa, Inc. Class A	190,032	51,928,144
Voya Financial, Inc.	33,623	2,433,297
		114,883,737
Insurance - 3.0%
Arch Capital Group Ltd. (a)	64,264	5,297,282
Arthur J. Gallagher & Co.	52,427	12,171,452
Chubb Ltd.	68,874	16,874,130
Everest Re Group Ltd.	13,418	5,165,527
Globe Life, Inc.	53,561	6,578,362
Hartford Financial Services Group, Inc.	147,990	12,869,210
Marsh & McLennan Companies, Inc.	59,408	11,515,647
Progressive Corp.	79,703	14,207,060
Reinsurance Group of America, Inc.	26,386	4,588,262
Unum Group	125,440	6,063,770
		95,330,702
TOTAL FINANCIALS		436,496,798
HEALTH CARE - 12.6%
Biotechnology - 1.9%
Exact Sciences Corp. (a)	23,400	1,530,360
Gilead Sciences, Inc.	305,400	23,900,604
Moderna, Inc. (a)	86,000	8,690,300
Regeneron Pharmaceuticals, Inc. (a)	24,200	22,815,276
Vertex Pharmaceuticals, Inc. (a)	11,400	4,940,532
		61,877,072
Health Care Equipment & Supplies - 3.5%
Abbott Laboratories	71,900	8,135,485
Boston Scientific Corp. (a)	649,510	41,088,003
Intuitive Surgical, Inc. (a)	50,400	19,062,288
Penumbra, Inc. (a)	32,500	8,196,175
Shockwave Medical, Inc. (a)	20,400	4,615,500
Stryker Corp.	89,500	30,025,460
		111,122,911
Health Care Providers & Services - 3.1%
Acadia Healthcare Co., Inc. (a)	58,900	4,838,046
Cencora, Inc.	103,200	24,012,576
CVS Health Corp.	137,400	10,218,438
Surgery Partners, Inc. (a)	306,362	9,402,250
UnitedHealth Group, Inc.	97,900	50,099,346
		98,570,656
Life Sciences Tools & Services - 0.8%
10X Genomics, Inc. (a)	47,000	1,958,490
Danaher Corp.	47,600	11,419,716
Thermo Fisher Scientific, Inc.	13,100	7,060,638
West Pharmaceutical Services, Inc.	12,600	4,700,178
		25,139,022
Pharmaceuticals - 3.3%
Eli Lilly & Co.	78,366	50,593,873
Merck & Co., Inc.	397,100	47,961,738
Royalty Pharma PLC	301,900	8,570,941
		107,126,552
TOTAL HEALTH CARE		403,836,213
INDUSTRIALS - 9.6%
Aerospace & Defense - 1.7%
Howmet Aerospace, Inc.	121,200	6,818,712
Lockheed Martin Corp.	30,400	13,054,064
Northrop Grumman Corp.	14,100	6,299,316
The Boeing Co. (a)	83,375	17,595,460
TransDigm Group, Inc.	10,200	11,145,336
		54,912,888
Air Freight & Logistics - 0.2%
FedEx Corp.	26,600	6,418,314
Building Products - 0.8%
Trane Technologies PLC	101,600	25,608,280
Construction & Engineering - 0.2%
Quanta Services, Inc.	29,000	5,627,450
Electrical Equipment - 1.4%
AMETEK, Inc.	124,200	20,126,610
Eaton Corp. PLC	27,900	6,865,632
Hubbell, Inc. Class B	22,500	7,550,325
Nextracker, Inc. Class A	207,862	9,409,913
Vertiv Holdings Co.	38,400	2,163,072
		46,115,552
Ground Transportation - 1.6%
CSX Corp.	348,000	12,423,600
Old Dominion Freight Lines, Inc.	36,900	14,428,638
Uber Technologies, Inc. (a)	199,360	13,012,227
Union Pacific Corp.	51,100	12,464,823
		52,329,288
Industrial Conglomerates - 1.0%
General Electric Co.	178,189	23,595,787
Honeywell International, Inc.	46,300	9,364,638
		32,960,425
Machinery - 2.7%
Caterpillar, Inc.	47,700	14,324,787
Deere & Co.	9,400	3,699,652
Dover Corp.	100,100	14,992,978
Fortive Corp.	118,200	9,240,876
Ingersoll Rand, Inc.	238,900	19,078,554
Parker Hannifin Corp.	52,500	24,386,250
		85,723,097
TOTAL INDUSTRIALS		309,695,294
INFORMATION TECHNOLOGY - 27.3%
Communications Equipment - 0.9%
Arista Networks, Inc. (a)	87,100	22,531,028
Lumentum Holdings, Inc. (a)	110,400	6,065,376
		28,596,404
Electronic Equipment, Instruments & Components - 1.0%
Flex Ltd. (a)	405,100	9,617,074
Jabil, Inc.	174,617	21,877,764
		31,494,838
IT Services - 1.2%
Accenture PLC Class A	27,100	9,861,148
Amdocs Ltd.	37,900	3,474,672
EPAM Systems, Inc. (a)	24,000	6,674,640
MongoDB, Inc. Class A (a)	39,200	15,700,384
Snowflake, Inc. (a)	10,800	2,112,912
		37,823,756
Semiconductors & Semiconductor Equipment - 7.0%
Advanced Micro Devices, Inc. (a)	166,226	27,874,438
Broadcom, Inc.	9,800	11,564,000
First Solar, Inc. (a)	60,900	8,909,670
GaN Systems, Inc. (c)	49,232	4,956
GaN Systems, Inc. (c)	49,232	0
Marvell Technology, Inc.	252,900	17,121,330
Microchip Technology, Inc.	200,530	17,081,145
Micron Technology, Inc.	400	34,300
NVIDIA Corp.	182,720	112,422,134
NXP Semiconductors NV	57,100	12,023,547
ON Semiconductor Corp. (a)	279,568	19,885,672
		226,921,192
Software - 11.6%
Adobe, Inc. (a)	52,600	32,495,228
Confluent, Inc. (a)	227,500	5,086,900
Datadog, Inc. Class A (a)	74,700	9,295,668
HubSpot, Inc. (a)	12,500	7,637,500
Intuit, Inc.	48,100	30,366,973
Microsoft Corp.	633,600	251,906,692
Oracle Corp.	185,700	20,742,690
Salesforce, Inc. (a)	2,800	787,052
UiPath, Inc. Class A (a)	649,600	14,927,808
		373,246,511
Technology Hardware, Storage & Peripherals - 5.6%
Apple, Inc.	897,936	165,579,398
Dell Technologies, Inc.	164,200	13,608,896
		179,188,294
TOTAL INFORMATION TECHNOLOGY		877,270,995
MATERIALS - 2.4%
Chemicals - 1.7%
Air Products & Chemicals, Inc.	12,377	3,164,923
Cabot Corp.	20,500	1,478,050
Celanese Corp. Class A	24,500	3,584,105
Corteva, Inc.	58,800	2,674,224
Dow, Inc.	92,500	4,958,000
DuPont de Nemours, Inc.	19,085	1,179,453
Ecolab, Inc.	9,000	1,783,980
Element Solutions, Inc.	70,600	1,569,438
Koppers Holdings, Inc.	16,500	843,810
Linde PLC	43,686	17,685,403
LyondellBasell Industries NV Class A	26,900	2,531,828
Olin Corp.	40,600	2,114,042
Sherwin-Williams Co.	8,500	2,587,230
The Chemours Co. LLC	106,300	3,207,071
The Mosaic Co.	41,900	1,286,749
Tronox Holdings PLC	124,000	1,709,960
Westlake Corp.	10,200	1,411,170
		53,769,436
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	4,139	2,104,350
Vulcan Materials Co.	8,900	2,011,489
		4,115,839
Containers & Packaging - 0.2%
Aptargroup, Inc.	19,700	2,558,636
Avery Dennison Corp.	9,000	1,795,050
Crown Holdings, Inc.	17,300	1,531,050
Greif, Inc. Class A	24,136	1,511,155
		7,395,891
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	174,534	6,927,254
Newmont Corp.	19,500	672,945
Nucor Corp.	22,300	4,168,539
		11,768,738
TOTAL MATERIALS		77,049,904
REAL ESTATE - 2.5%
Equity Real Estate Investment Trusts (REITs) - 2.4%
American Tower Corp.	36,000	7,043,400
COPT Defense Properties (SBI)	60,000	1,413,600
Crown Castle, Inc.	38,000	4,113,500
CubeSmart	48,500	2,096,170
Digital Realty Trust, Inc.	37,900	5,323,434
Equinix, Inc.	12,300	10,206,171
Equity Lifestyle Properties, Inc.	89,200	6,037,948
Essex Property Trust, Inc.	9,900	2,309,373
Extra Space Storage, Inc.	8,034	1,160,431
Invitation Homes, Inc.	255,300	8,407,029
Mid-America Apartment Communities, Inc.	16,700	2,110,546
Omega Healthcare Investors, Inc.	78,700	2,282,300
Prologis, Inc.	77,400	9,805,806
Simon Property Group, Inc.	37,000	5,128,570
Sun Communities, Inc.	19,200	2,406,720
Ventas, Inc.	58,500	2,713,815
Welltower, Inc.	65,700	5,683,707
		78,242,520
Real Estate Management & Development - 0.1%
Jones Lang LaSalle, Inc. (a)	7,400	1,310,244
TOTAL REAL ESTATE		79,552,764
UTILITIES - 2.1%
Electric Utilities - 1.7%
Constellation Energy Corp.	34,288	4,183,136
Duke Energy Corp.	59,000	5,653,970
Edison International	57,100	3,853,108
Entergy Corp.	25,700	2,563,832
Evergy, Inc.	42,000	2,132,340
Eversource Energy	31,518	1,708,906
FirstEnergy Corp.	85,600	3,139,808
NextEra Energy, Inc.	167,614	9,827,209
NRG Energy, Inc.	23,400	1,241,136
PG&E Corp.	539,293	9,097,873
PPL Corp.	131,100	3,434,820
Southern Co.	98,500	6,847,720
		53,683,858
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	105,400	1,758,072
Vistra Corp.	66,800	2,740,804
		4,498,876
Multi-Utilities - 0.3%
NiSource, Inc.	106,800	2,773,596
Sempra	102,088	7,305,417
		10,079,013
Water Utilities - 0.0%
American Water Works Co., Inc.	6,900	855,738
TOTAL UTILITIES		69,117,485
TOTAL COMMON STOCKS (Cost $1,752,470,583)		3,158,615,489

Preferred Stocks - 0.1%
	Shares	Value ($)
Convertible Preferred Stocks - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Astera Labs, Inc.:
Series A(a)(c)(d)	21,543	229,864
Series B(a)(c)(d)	3,668	39,138
Series C(a)(c)(d)	107,300	1,144,891
Series D(a)(c)(d)	73,122	780,212
		2,194,105
Software - 0.0%
Skyryse, Inc. Series B (a)(c)(d)	37,900	910,358

TOTAL INFORMATION TECHNOLOGY		3,104,463

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Professional Services - 0.0%
Checkr, Inc. Series E (a)(c)	69,906	613,775

TOTAL PREFERRED STOCKS (Cost $3,554,398)		3,718,238

U.S. Treasury Obligations - 0.1%
	Principal Amount (e)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.32% 2/29/24 (f) (Cost $1,573,554)	1,580,000	1,573,537

Money Market Funds - 1.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (g)	55,602,854	55,613,975
Fidelity Securities Lending Cash Central Fund 5.39% (g)(h)	2,333,251	2,333,484
TOTAL MONEY MARKET FUNDS (Cost $57,946,338)		57,947,459

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $1,815,544,873)	3,221,854,723
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(13,288,611)
NET ASSETS - 100.0%	3,208,566,112

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	57	Mar 2024	13,880,925	599,870	599,870

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,104,463 or 0.1% of net assets.

(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,180,153.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Astera Labs, Inc. Series A	5/17/22	219,082

Astera Labs, Inc. Series B	5/17/22	37,302

Astera Labs, Inc. Series C	8/24/21	360,721

Astera Labs, Inc. Series D	5/17/22	743,614

Skyryse, Inc. Series B	10/21/21	935,371

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	50,159,426	782,242,837	776,788,288	2,508,918	-	-	55,613,975	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	8,469,600	221,400,366	227,536,482	38,423	-	-	2,333,484	0.0%
Total	58,629,026	1,003,643,203	1,004,324,770	2,547,341	-	-	57,947,459

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	272,376,867	272,376,867	-	-
Consumer Discretionary	329,121,793	329,121,793	-	-
Consumer Staples	181,979,227	181,979,227	-	-
Energy	122,118,149	122,118,149	-	-
Financials	436,496,798	436,496,798	-	-
Health Care	403,836,213	403,836,213	-	-
Industrials	310,309,069	309,695,294	-	613,775
Information Technology	880,375,458	877,266,039	-	3,109,419
Materials	77,049,904	77,049,904	-	-
Real Estate	79,552,764	79,552,764	-	-
Utilities	69,117,485	69,117,485	-	-

U.S. Government and Government Agency Obligations	1,573,537	-	1,573,537	-

Money Market Funds	57,947,459	57,947,459	-	-
Total Investments in Securities:	3,221,854,723	3,216,557,992	1,573,537	3,723,194

Net Unrealized Depreciation on Unfunded Commitments	(24,412)	-	(24,412)	-
Total	(24,412)	-	(24,412)	-
Derivative Instruments: Assets
Futures Contracts	599,870	599,870	-	-
Total Assets	599,870	599,870	-	-
Total Derivative Instruments:	599,870	599,870	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	599,870	0
Total Equity Risk	599,870	0
Total Value of Derivatives	599,870	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Series All-Sector Equity Fund
Financial Statements
Statement of Assets and Liabilities
		January 31, 2024

Assets
Investment in securities, at value (including securities loaned of $2,221,925) - See accompanying schedule:
Unaffiliated issuers (cost $1,757,598,535)	$3,163,907,264
Fidelity Central Funds (cost $57,946,338)	57,947,459

Total Investment in Securities (cost $1,815,544,873)		$3,221,854,723
Cash		96,475
Receivable for investments sold		10,963,967
Receivable for fund shares sold		2,537,236
Dividends receivable		1,362,858
Distributions receivable from Fidelity Central Funds		237,882
Other receivables		100,145
Total assets		3,237,153,286
Liabilities
Payable for investments purchased	$10,519,336
Unrealized depreciation on unfunded commitments	24,412
Payable for fund shares redeemed	15,367,395
Payable for daily variation margin on futures contracts	324,640
Other payables and accrued expenses	17,907
Collateral on securities loaned	2,333,484
Total Liabilities		28,587,174
Net Assets		$3,208,566,112
Net Assets consist of:
Paid in capital		$1,730,608,346
Total accumulated earnings (loss)		1,477,957,766
Net Assets		$3,208,566,112
Net Asset Value, offering price and redemption price per share ($3,208,566,112 ÷ 292,032,758 shares)		$10.99
Statement of Operations
		Year ended January 31, 2024
Investment Income
Dividends		$37,668,567
Interest		109,185
Income from Fidelity Central Funds (including $38,423 from security lending)		2,547,341
Total Income		40,325,093
Expenses
Custodian fees and expenses	$51,440
Independent trustees' fees and expenses	18,875
Interest	10,973
Total Expenses		81,288
Net Investment income (loss)		40,243,805
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	196,278,895
Futures contracts	4,759,321
Total net realized gain (loss)		201,038,216
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	411,343,858
Unfunded commitments	(24,412)
Assets and liabilities in foreign currencies	(1,466)
Futures contracts	(972,583)
Total change in net unrealized appreciation (depreciation)		410,345,397
Net gain (loss)		611,383,613
Net increase (decrease) in net assets resulting from operations		$651,627,418
Statement of Changes in Net Assets

	Year ended January 31, 2024	Year ended January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$40,243,805	$39,095,066
Net realized gain (loss)	201,038,216	141,961,720
Change in net unrealized appreciation (depreciation)	410,345,397	(455,038,829)
Net increase (decrease) in net assets resulting from operations	651,627,418	(273,982,043)
Distributions to shareholders	(167,447,530)	(326,028,448)

Share transactions
Proceeds from sales of shares	290,755,233	263,781,985
Reinvestment of distributions	167,447,530	326,028,448
Cost of shares redeemed	(685,274,216)	(753,585,560)

Net increase (decrease) in net assets resulting from share transactions	(227,071,453)	(163,775,127)
Total increase (decrease) in net assets	257,108,435	(763,785,618)

Net Assets
Beginning of period	2,951,457,677	3,715,243,295
End of period	$3,208,566,112	$2,951,457,677

Other Information
Shares
Sold	28,417,864	28,185,768
Issued in reinvestment of distributions	16,480,799	33,988,643
Redeemed	(67,713,383)	(77,938,104)
Net increase (decrease)	(22,814,720)	(15,763,693)

Financial Highlights
Fidelity® Series All-Sector Equity Fund

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$9.37	$11.24	$11.39	$10.41	$9.35
Income from Investment Operations
Net investment income (loss) A,B	.14	.12	.13	.15 C	.17
Net realized and unrealized gain (loss)	2.07	(.95)	2.21	2.22	1.78
Total from investment operations	2.21	(.83)	2.34	2.37	1.95
Distributions from net investment income	(.14)	(.13)	(.14)	(.17)	(.18)
Distributions from net realized gain	(.46)	(.91)	(2.35)	(1.23)	(.71)
Total distributions	(.59) D	(1.04)	(2.49)	(1.39) D	(.89)
Net asset value, end of period	$10.99	$9.37	$11.24	$11.39	$10.41
Total Return E	24.16%	(7.34)%	20.53%	24.94%	21.33%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	1.35%	1.26%	1.04%	1.47% C	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$3,208,566	$2,951,458	$3,715,243	$3,689,394	$3,480,874
Portfolio turnover rate I	41%	46%	44%	64%	59%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.32%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Series Stock Selector Large Cap Value Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended January 31, 2024	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Stock Selector Large Cap Value Fund	9.32%	11.18%	9.34%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Stock Selector Large Cap Value Fund on January 31, 2014.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Fidelity® Series Stock Selector Large Cap Value Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 20.82% for the 12 months ending January 31, 2024, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the period. The upturn was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and four times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end. The index added 1.68% in January, finishing the period just shy of a record close set on January 29. By sector for the full 12 months, tech (+53%) and communication services (+43%) led the way, followed by consumer discretionary (+20%). Industrials rose about 13% and the rate-sensitive financials sector gained 10%. In sharp contrast, utilities (-8%) and energy (-4%) lagged most, with the latter hampered by lower oil prices. Real estate (-2%) and materials (-1%) also lost ground.
Comments from Lead Manager Matt Friedman, Co-Manager Jordan Michaels and Co-Manager Matthew Moulis:
For the fiscal year ending January 31, 2024, the fund gained 9.32%, versus 6.08% for the benchmark Russell 1000® Value Index. Relative to the benchmark, security selection was the foremost contributor, especially in the health care sector. Picks among utilities stocks also helped, as was the case in consumer discretionary and real estate. The top individual relative contributor was an overweight in XPO (+113%). Outsized exposure to General Electric (+64%), one of the portfolio's biggest holdings, was a another plus. A stake in Alphabet gained 24% and notably helped as well. In contrast, the biggest detractor from performance versus the benchmark was comparatively light exposure to information technology stocks, primarily within the semiconductors & semiconductor equipment industry. Investment choices in industrials and communication services hurt as well. The largest individual relative detractor was an underweight in Meta Platforms (+94%), a position that was no longer held at period end. Smaller-than-benchmark exposure to Berkshire Hathaway (+23%) also proved detrimental. Not owning Intel, a benchmark component that gained 56%, further detracted from the portfolio's relative result the past 12 months. Notable changes in positioning include increased exposure to the tech sector and a lower allocation to communication services companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Stock Selector Large Cap Value Fund
Investment Summary January 31, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

JPMorgan Chase & Co.	4.6
Exxon Mobil Corp.	3.0
Johnson & Johnson	2.1
Wells Fargo & Co.	2.0
Cisco Systems, Inc.	1.9
Procter & Gamble Co.	1.7
General Electric Co.	1.7
The Boeing Co.	1.6
Merck & Co., Inc.	1.5
Hartford Financial Services Group, Inc.	1.5
21.6

Market Sectors (% of Fund's net assets)

Financials	22.1
Health Care	14.6
Industrials	13.2
Information Technology	9.0
Consumer Staples	7.6
Energy	7.6
Communication Services	5.1
Consumer Discretionary	4.9
Utilities	4.7
Real Estate	4.6
Materials	4.4
Investment Companies	1.0

Asset Allocation (% of Fund's net assets)

Fidelity® Series Stock Selector Large Cap Value Fund
Schedule of Investments January 31, 2024
Showing Percentage of Net Assets
Common Stocks - 97.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	2,262,265	40,019,468
Verizon Communications, Inc.	3,094,861	131,067,363
		171,086,831
Entertainment - 1.1%
The Walt Disney Co.	897,454	86,200,457
Warner Bros Discovery, Inc. (a)	2,691,505	26,968,880
		113,169,337
Media - 1.7%
Comcast Corp. Class A	2,941,342	136,890,057
Omnicom Group, Inc.	147,984	13,374,794
WPP PLC	2,970,800	28,729,101
		178,993,952
Wireless Telecommunication Services - 0.7%
T-Mobile U.S., Inc.	444,745	71,706,236
TOTAL COMMUNICATION SERVICES		534,956,356
CONSUMER DISCRETIONARY - 4.9%
Automobiles - 0.7%
General Motors Co.	1,815,900	70,456,920
Hotels, Restaurants & Leisure - 1.7%
Hilton Worldwide Holdings, Inc.	480,300	91,718,088
McDonald's Corp.	300,200	87,874,544
		179,592,632
Household Durables - 0.5%
Tempur Sealy International, Inc.	1,024,000	51,087,360
Specialty Retail - 2.0%
Dick's Sporting Goods, Inc.	457,700	68,229,339
Lowe's Companies, Inc.	422,800	89,988,752
Williams-Sonoma, Inc. (b)	276,200	53,414,318
		211,632,409
TOTAL CONSUMER DISCRETIONARY		512,769,321
CONSUMER STAPLES - 7.6%
Beverages - 1.7%
Constellation Brands, Inc. Class A (sub. vtg.)	133,900	32,816,212
Keurig Dr. Pepper, Inc.	1,474,400	46,355,136
PepsiCo, Inc.	99,500	16,768,735
The Coca-Cola Co.	1,436,200	85,439,538
		181,379,621
Consumer Staples Distribution & Retail - 1.3%
Dollar Tree, Inc. (a)	262,200	34,248,564
Walmart, Inc.	623,771	103,078,158
		137,326,722
Food Products - 1.3%
Archer Daniels Midland Co.	275,300	15,301,174
Bunge Global SA	140,300	12,359,027
Mondelez International, Inc.	783,152	58,947,851
The J.M. Smucker Co.	114,800	15,101,940
TreeHouse Foods, Inc. (a)	397,000	16,713,700
Tyson Foods, Inc. Class A	290,700	15,918,732
		134,342,424
Household Products - 1.8%
Energizer Holdings, Inc.	353,300	11,171,346
Procter & Gamble Co.	1,164,272	182,953,702
		194,125,048
Personal Care Products - 0.4%
Kenvue, Inc.	1,887,400	39,182,424
Tobacco - 1.1%
Altria Group, Inc.	1,099,600	44,115,952
Philip Morris International, Inc.	770,700	70,018,095
		114,134,047
TOTAL CONSUMER STAPLES		800,490,286
ENERGY - 7.6%
Energy Equipment & Services - 0.9%
Schlumberger Ltd.	1,933,500	94,161,450
Oil, Gas & Consumable Fuels - 6.7%
Canadian Natural Resources Ltd.	1,445,400	92,500,440
Exxon Mobil Corp.	3,030,700	311,586,267
MEG Energy Corp. (a)	3,963,900	74,946,884
Phillips 66 Co.	731,300	105,533,903
Shell PLC ADR	1,000,200	62,922,582
Targa Resources Corp.	650,000	55,224,000
		702,714,076
TOTAL ENERGY		796,875,526
FINANCIALS - 22.1%
Banks - 9.3%
Bank of America Corp.	2,689,876	91,482,683
Citigroup, Inc.	1,751,590	98,386,810
JPMorgan Chase & Co.	2,745,411	478,689,860
KeyCorp	6,777,186	98,472,513
Wells Fargo & Co.	4,115,826	206,532,149
		973,564,015
Capital Markets - 4.3%
Bank of New York Mellon Corp.	2,679,891	148,626,755
BlackRock, Inc. Class A	123,334	95,498,750
LPL Financial	123,700	29,587,803
MarketAxess Holdings, Inc.	240,200	54,167,502
Moody's Corp.	99,400	38,968,776
Morgan Stanley	926,200	80,801,688
		447,651,274
Consumer Finance - 0.0%
Discover Financial Services	45,500	4,801,160
Financial Services - 3.7%
Apollo Global Management, Inc.	326,500	32,780,600
Berkshire Hathaway, Inc. Class B (a)	267,181	102,528,037
Block, Inc. Class A (a)	614,300	39,935,643
Fiserv, Inc. (a)	593,089	84,141,536
FleetCor Technologies, Inc. (a)	100,542	29,150,142
Global Payments, Inc.	721,000	96,058,830
		384,594,788
Insurance - 4.8%
Arthur J. Gallagher & Co.	517,403	120,120,280
Chubb Ltd.	565,270	138,491,150
Globe Life, Inc.	385,152	47,304,369
Hartford Financial Services Group, Inc.	1,784,306	155,163,250
Progressive Corp.	272,948	48,652,981
		509,732,030
TOTAL FINANCIALS		2,320,343,267
HEALTH CARE - 14.6%
Biotechnology - 1.3%
Amgen, Inc.	83,400	26,209,284
Biogen, Inc. (a)	50,800	12,530,328
Gilead Sciences, Inc.	475,700	37,228,282
Moderna, Inc. (a)	129,700	13,106,185
Regeneron Pharmaceuticals, Inc. (a)	56,900	53,644,182
		142,718,261
Health Care Equipment & Supplies - 2.6%
Abbott Laboratories	798,100	90,305,015
Becton, Dickinson & Co.	184,200	43,988,802
Boston Scientific Corp. (a)	1,342,600	84,932,876
Stryker Corp.	163,600	54,884,528
		274,111,221
Health Care Providers & Services - 4.5%
Cencora, Inc.	320,000	74,457,600
Centene Corp. (a)	660,600	49,749,786
Cigna Group	213,300	64,192,635
CVS Health Corp.	1,124,900	83,658,813
Elevance Health, Inc.	40,300	19,885,632
HCA Holdings, Inc.	91,100	27,776,390
Humana, Inc.	34,200	12,929,652
Molina Healthcare, Inc. (a)	173,300	61,771,052
UnitedHealth Group, Inc.	148,800	76,146,912
		470,568,472
Life Sciences Tools & Services - 1.6%
Danaher Corp.	336,300	80,681,733
Thermo Fisher Scientific, Inc.	162,200	87,422,556
		168,104,289
Pharmaceuticals - 4.6%
Bristol-Myers Squibb Co.	929,200	45,410,004
Johnson & Johnson	1,362,506	216,502,203
Merck & Co., Inc.	1,303,800	157,472,964
Pfizer, Inc.	2,272,500	61,539,300
		480,924,471
TOTAL HEALTH CARE		1,536,426,714
INDUSTRIALS - 13.2%
Aerospace & Defense - 3.5%
Northrop Grumman Corp.	192,056	85,802,939
RTX Corp.	442,592	40,328,983
Spirit AeroSystems Holdings, Inc. Class A (a)	2,789,000	76,585,940
The Boeing Co. (a)	786,015	165,880,606
		368,598,468
Air Freight & Logistics - 1.2%
FedEx Corp.	536,611	129,478,868
Construction & Engineering - 1.0%
Fluor Corp. (a)	2,648,200	99,863,622
Ground Transportation - 2.7%
Knight-Swift Transportation Holdings, Inc. Class A	1,627,700	93,397,426
U-Haul Holding Co. (non-vtg.)	1,293,647	82,625,234
XPO, Inc. (a)	1,257,300	107,423,712
		283,446,372
Industrial Conglomerates - 1.9%
3M Co.	248,916	23,485,225
General Electric Co.	1,318,212	174,557,633
		198,042,858
Machinery - 1.7%
Allison Transmission Holdings, Inc.	1,625,800	98,425,932
Timken Co.	999,900	81,901,809
		180,327,741
Professional Services - 1.2%
Concentrix Corp.	770,626	68,485,533
Manpower, Inc.	802,400	59,489,936
		127,975,469
TOTAL INDUSTRIALS		1,387,733,398
INFORMATION TECHNOLOGY - 9.0%
Communications Equipment - 1.9%
Cisco Systems, Inc.	4,034,945	202,473,540
Electronic Equipment, Instruments & Components - 2.0%
TD SYNNEX Corp.	496,380	49,628,072
Teledyne Technologies, Inc. (a)	243,137	101,745,540
Vontier Corp.	1,803,444	62,381,128
		213,754,740
IT Services - 2.5%
Amdocs Ltd.	1,167,312	107,019,164
Capgemini SA	576,868	129,172,882
GoDaddy, Inc. (a)	208,602	22,249,489
		258,441,535
Semiconductors & Semiconductor Equipment - 1.4%
Microchip Technology, Inc.	840,451	71,589,616
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	674,858	76,231,960
		147,821,576
Software - 1.2%
Dropbox, Inc. Class A (a)(b)	1,611,000	51,036,480
Gen Digital, Inc.	3,023,197	70,984,666
		122,021,146
TOTAL INFORMATION TECHNOLOGY		944,512,537
MATERIALS - 4.4%
Chemicals - 2.7%
Axalta Coating Systems Ltd. (a)	1,405,800	45,576,036
Celanese Corp. Class A	419,700	61,397,913
Olin Corp.	1,060,751	55,233,305
The Chemours Co. LLC	1,829,700	55,202,049
Westlake Corp.	489,000	67,653,150
		285,062,453
Containers & Packaging - 0.3%
O-I Glass, Inc. (a)	1,924,465	28,020,210
Metals & Mining - 1.0%
Freeport-McMoRan, Inc.	1,572,200	62,400,618
Glencore PLC	8,499,500	44,970,496
		107,371,114
Paper & Forest Products - 0.4%
Louisiana-Pacific Corp.	597,900	39,790,245
TOTAL MATERIALS		460,244,022
REAL ESTATE - 4.6%
Equity Real Estate Investment Trusts (REITs) - 4.6%
American Tower Corp.	145,200	28,408,380
Digital Realty Trust, Inc.	239,900	33,696,354
Equinix, Inc.	49,650	41,198,081
Equity Lifestyle Properties, Inc.	945,600	64,007,664
Invitation Homes, Inc.	2,627,800	86,533,454
Mid-America Apartment Communities, Inc.	207,900	26,274,402
Prologis, Inc.	669,663	84,839,605
Simon Property Group, Inc.	382,300	52,990,603
Welltower, Inc.	755,900	65,392,909
		483,341,452
UTILITIES - 4.7%
Electric Utilities - 3.2%
Constellation Energy Corp.	718,133	87,612,226
Edison International	846,401	57,115,139
FirstEnergy Corp.	1,068,200	39,181,576
NextEra Energy, Inc.	1,464,900	85,887,087
PG&E Corp.	4,116,148	69,439,417
		339,235,445
Independent Power and Renewable Electricity Producers - 0.5%
The AES Corp.	3,106,700	51,819,756
Multi-Utilities - 1.0%
NiSource, Inc.	1,157,600	30,062,872
Sempra	989,200	70,787,152
		100,850,024
TOTAL UTILITIES		491,905,225
TOTAL COMMON STOCKS (Cost $8,192,715,772)		10,269,598,104

Money Market Funds - 1.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	123,216,301	123,240,944
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	49,974,653	49,979,650
TOTAL MONEY MARKET FUNDS (Cost $173,219,734)		173,220,594

Equity Funds - 1.0%
	Shares	Value ($)
Domestic Equity Funds - 1.0%
iShares Russell 1000 Value Index ETF (Cost $93,865,883)	604,000	99,871,400

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $8,459,801,389)	10,542,690,098
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(36,978,635)
NET ASSETS - 100.0%	10,505,711,463

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	200,523,919	3,968,376,818	4,045,659,793	8,632,007	-	-	123,240,944	0.2%
Fidelity Securities Lending Cash Central Fund 5.39%	117,148,435	1,462,475,520	1,529,644,305	551,885	-	-	49,979,650	0.2%
Total	317,672,354	5,430,852,338	5,575,304,098	9,183,892	-	-	173,220,594

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	534,956,356	506,227,255	28,729,101	-
Consumer Discretionary	512,769,321	512,769,321	-	-
Consumer Staples	800,490,286	800,490,286	-	-
Energy	796,875,526	796,875,526	-	-
Financials	2,320,343,267	2,320,343,267	-	-
Health Care	1,536,426,714	1,536,426,714	-	-
Industrials	1,387,733,398	1,387,733,398	-	-
Information Technology	944,512,537	944,512,537	-	-
Materials	460,244,022	415,273,526	44,970,496	-
Real Estate	483,341,452	483,341,452	-	-
Utilities	491,905,225	491,905,225	-	-

Money Market Funds	173,220,594	173,220,594	-	-

Equity Funds	99,871,400	99,871,400	-	-
Total Investments in Securities:	10,542,690,098	10,468,990,501	73,699,597	-
Fidelity® Series Stock Selector Large Cap Value Fund
Financial Statements
Statement of Assets and Liabilities
		January 31, 2024

Assets
Investment in securities, at value (including securities loaned of $47,252,691) - See accompanying schedule:
Unaffiliated issuers (cost $8,286,581,655)	$10,369,469,504
Fidelity Central Funds (cost $173,219,734)	173,220,594

Total Investment in Securities (cost $8,459,801,389)		$10,542,690,098
Foreign currency held at value (cost $978)		978
Receivable for investments sold		4,873,148
Receivable for fund shares sold		155,569,580
Dividends receivable		10,561,243
Distributions receivable from Fidelity Central Funds		733,152
Total assets		10,714,428,199
Liabilities
Payable for investments purchased	$158,395,769
Payable for fund shares redeemed	302,920
Other payables and accrued expenses	38,397
Collateral on securities loaned	49,979,650
Total Liabilities		208,716,736
Net Assets		$10,505,711,463
Net Assets consist of:
Paid in capital		$8,217,070,267
Total accumulated earnings (loss)		2,288,641,196
Net Assets		$10,505,711,463
Net Asset Value, offering price and redemption price per share ($10,505,711,463 ÷ 802,385,842 shares)		$13.09
Statement of Operations
		Year ended January 31, 2024
Investment Income
Dividends		$208,800,687
Interest		3,647
Income from Fidelity Central Funds (including $551,885 from security lending)		9,183,892
Total Income		217,988,226
Expenses
Custodian fees and expenses	$88,446
Independent trustees' fees and expenses	60,670
Interest	31,021
Total Expenses		180,137
Net Investment income (loss)		217,808,089
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	534,197,936
Foreign currency transactions	113,360
Total net realized gain (loss)		534,311,296
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	165,366,872
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	3,607
Total change in net unrealized appreciation (depreciation)		165,370,478
Net gain (loss)		699,681,774
Net increase (decrease) in net assets resulting from operations		$917,489,863
Statement of Changes in Net Assets

	Year ended January 31, 2024	Year ended January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$217,808,089	$190,356,949
Net realized gain (loss)	534,311,296	555,797,732
Change in net unrealized appreciation (depreciation)	165,370,478	(597,003,584)
Net increase (decrease) in net assets resulting from operations	917,489,863	149,151,097
Distributions to shareholders	(501,081,847)	(1,101,528,160)

Share transactions
Proceeds from sales of shares	1,717,893,480	1,157,631,759
Reinvestment of distributions	501,081,847	1,101,528,160
Cost of shares redeemed	(1,802,410,809)	(2,517,640,943)

Net increase (decrease) in net assets resulting from share transactions	416,564,518	(258,481,024)
Total increase (decrease) in net assets	832,972,534	(1,210,858,087)

Net Assets
Beginning of period	9,672,738,929	10,883,597,016
End of period	$10,505,711,463	$9,672,738,929

Other Information
Shares
Sold	138,209,062	92,935,392
Issued in reinvestment of distributions	40,203,390	88,994,941
Redeemed	(143,107,561)	(197,783,315)
Net increase (decrease)	35,304,891	(15,852,982)

Financial Highlights
Fidelity® Series Stock Selector Large Cap Value Fund

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$12.61	$13.90	$12.64	$12.46	$11.57
Income from Investment Operations
Net investment income (loss) A,B	.28	.25	.26	.28 C	.28
Net realized and unrealized gain (loss)	.86	(.03)	3.04	.39	1.33
Total from investment operations	1.14	.22	3.30	.67	1.61
Distributions from net investment income	(.28)	(.27)	(.27)	(.28)	(.31)
Distributions from net realized gain	(.38)	(1.23)	(1.77)	(.21)	(.41)
Total distributions	(.66)	(1.51) D	(2.04)	(.49)	(.72)
Net asset value, end of period	$13.09	$12.61	$13.90	$12.64	$12.46
Total Return E	9.32%	2.10%	26.30%	5.74%	13.98%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.25%	1.98%	1.75%	2.54% C	2.32%
Supplemental Data
Net assets, end of period (000 omitted)	$10,505,711	$9,672,739	$10,883,597	$10,931,056	$9,973,648
Portfolio turnover rate I	72%	72%	81%	94%	65% J

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.23%.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Series Value Discovery Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended January 31, 2024	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Value Discovery Fund	2.93%	10.35%	8.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Value Discovery Fund on January 31, 2014.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Fidelity® Series Value Discovery Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 20.82% for the 12 months ending January 31, 2024, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the period. The upturn was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and four times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end. The index added 1.68% in January, finishing the period just shy of a record close set on January 29. By sector for the full 12 months, tech (+53%) and communication services (+43%) led the way, followed by consumer discretionary (+20%). Industrials rose about 13% and the rate-sensitive financials sector gained 10%. In sharp contrast, utilities (-8%) and energy (-4%) lagged most, with the latter hampered by lower oil prices. Real estate (-2%) and materials (-1%) also lost ground.
Comments from Portfolio Manager Sean Gavin:
For the fiscal year ending January 31, 2024, the fund gained 2.93%, versus 5.71% for the benchmark Russell 3000® Value Index. The biggest detractor from performance versus the benchmark was security selection in the information technology sector. Picks and comparatively light exposure to industrials stocks, primarily within the capital goods industry, also hampered the portfolio's return. A larger-than-benchmark allocation to utilities companies hurt as well. The biggest individual relative detractor this period was the decision to avoid Meta Platforms, a benchmark component that gained 94%. A non-benchmark stake in Dollar General returned about -54% and was another plus, though it was no longer held at period end. An overweight in Bristol-Myers Squibb (-30%), one of the fund's largest holdings this period, also was problematic. In contrast, the biggest contributor to performance versus the benchmark was stock picking in utilities. Investment choices among consumer discretionary companies also boosted relative performance. An underweight in real estate, especially within the equity real estate investment trusts industry, proved advantageous as well. Not owning Pfizer, a benchmark component that returned approximately -35%, was the top individual relative contributor. A holding in Activision Blizzard (+25%), a stock the fund no longer held at period end, also was beneficial. An overweight in Comcast (+22%), one of our biggest holdings the past 12 months, further contributed. Notable changes in positioning include increased exposure to the consumer staples sector and a lower allocation to energy stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Value Discovery Fund
Investment Summary January 31, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Exxon Mobil Corp.	4.2
Berkshire Hathaway, Inc. Class B	3.6
JPMorgan Chase & Co.	3.4
Comcast Corp. Class A	3.3
Chubb Ltd.	2.8
The Travelers Companies, Inc.	2.6
Cigna Group	2.6
Centene Corp.	2.5
Bank of America Corp.	2.4
PG&E Corp.	2.2
29.6

Market Sectors (% of Fund's net assets)

Financials	23.0
Health Care	16.8
Consumer Staples	13.4
Utilities	9.1
Industrials	8.5
Energy	8.2
Information Technology	7.3
Communication Services	5.2
Consumer Discretionary	2.8
Materials	2.0
Real Estate	1.0

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Series Value Discovery Fund
Schedule of Investments January 31, 2024
Showing Percentage of Net Assets
Common Stocks - 96.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 5.2%
Entertainment - 1.9%
The Walt Disney Co.	2,019,000	193,924,950
Media - 3.3%
Comcast Corp. Class A	7,276,804	338,662,458
TOTAL COMMUNICATION SERVICES		532,587,408
CONSUMER DISCRETIONARY - 2.8%
Diversified Consumer Services - 1.8%
H&R Block, Inc.	3,889,912	182,203,478
Specialty Retail - 1.0%
Ross Stores, Inc.	726,700	101,941,476
TOTAL CONSUMER DISCRETIONARY		284,144,954
CONSUMER STAPLES - 13.4%
Beverages - 3.5%
Coca-Cola European Partners PLC	1,923,600	132,536,040
Diageo PLC	700,700	25,307,785
Keurig Dr. Pepper, Inc.	2,386,300	75,025,272
The Coca-Cola Co.	2,036,600	121,157,334
		354,026,431
Consumer Staples Distribution & Retail - 1.5%
BJ's Wholesale Club Holdings, Inc. (a)	840,500	54,077,770
U.S. Foods Holding Corp. (a)	2,136,430	98,297,144
		152,374,914
Food Products - 3.0%
Lamb Weston Holdings, Inc.	444,700	45,555,068
Mondelez International, Inc.	2,573,700	193,722,399
Tyson Foods, Inc. Class A	1,277,200	69,939,472
		309,216,939
Household Products - 2.5%
Procter & Gamble Co.	929,600	146,077,344
Reckitt Benckiser Group PLC	744,000	53,791,856
The Clorox Co.	383,500	55,703,375
		255,572,575
Personal Care Products - 2.9%
Haleon PLC	16,449,000	66,811,980
Kenvue, Inc.	8,439,397	175,201,882
Unilever PLC sponsored ADR	1,135,400	55,282,626
		297,296,488
TOTAL CONSUMER STAPLES		1,368,487,347
ENERGY - 8.2%
Oil, Gas & Consumable Fuels - 8.2%
Antero Resources Corp. (a)	1,650,000	36,861,000
ConocoPhillips Co.	175,000	19,577,250
Dynagas LNG Partners LP (a)	994,300	2,724,382
Equinor ASA sponsored ADR	2,382,700	68,312,009
Exxon Mobil Corp.	4,174,900	429,221,469
Occidental Petroleum Corp.	1,281,200	73,758,684
Ovintiv, Inc.	1,359,600	57,674,232
Parex Resources, Inc.	4,346,469	71,964,298
Shell PLC ADR	1,311,200	82,487,592
		842,580,916
FINANCIALS - 23.0%
Banks - 10.0%
Bank of America Corp.	7,142,400	242,913,024
Cullen/Frost Bankers, Inc.	234,400	24,874,528
JPMorgan Chase & Co.	1,974,700	344,308,692
M&T Bank Corp.	450,744	62,247,746
PNC Financial Services Group, Inc.	639,000	96,623,190
U.S. Bancorp	1,281,600	53,237,664
Wells Fargo & Co.	4,007,500	201,096,350
		1,025,301,194
Capital Markets - 2.9%
Affiliated Managers Group, Inc.	459,231	68,351,942
BlackRock, Inc. Class A	223,100	172,748,561
Northern Trust Corp.	684,900	54,545,436
		295,645,939
Financial Services - 3.6%
Berkshire Hathaway, Inc. Class B (a)	971,566	372,828,737
Insurance - 6.5%
Chubb Ltd.	1,166,439	285,777,555
The Travelers Companies, Inc.	1,277,570	270,027,195
Willis Towers Watson PLC	433,800	106,844,940
		662,649,690
TOTAL FINANCIALS		2,356,425,560
HEALTH CARE - 16.8%
Health Care Providers & Services - 9.3%
Centene Corp. (a)	3,372,403	253,975,670
Cigna Group	875,607	263,513,927
CVS Health Corp.	1,908,300	141,920,271
Elevance Health, Inc.	267,126	131,810,653
UnitedHealth Group, Inc.	314,444	160,913,573
		952,134,094
Pharmaceuticals - 7.5%
AstraZeneca PLC sponsored ADR	2,360,754	157,320,647
Bristol-Myers Squibb Co.	3,510,748	171,570,255
Johnson & Johnson	1,110,759	176,499,605
Roche Holding AG (participation certificate)	405,059	115,326,922
Sanofi SA sponsored ADR	2,883,178	143,870,582
		764,588,011
TOTAL HEALTH CARE		1,716,722,105
INDUSTRIALS - 8.5%
Aerospace & Defense - 3.7%
Airbus Group NV	380,500	60,608,282
L3Harris Technologies, Inc.	410,000	85,452,200
Lockheed Martin Corp.	214,800	92,237,268
Northrop Grumman Corp.	324,000	144,750,240
		383,047,990
Air Freight & Logistics - 0.4%
DHL Group	913,900	43,970,255
Electrical Equipment - 0.5%
Eaton Corp. PLC	132,400	32,580,992
Regal Rexnord Corp.	163,100	21,767,326
		54,348,318
Industrial Conglomerates - 1.0%
Siemens AG	549,600	98,391,525
Machinery - 2.3%
Deere & Co.	370,400	145,782,032
Oshkosh Corp.	73,600	8,103,360
Pentair PLC	1,070,100	78,299,217
		232,184,609
Professional Services - 0.6%
Maximus, Inc.	719,900	58,398,288
TOTAL INDUSTRIALS		870,340,985
INFORMATION TECHNOLOGY - 6.1%
Communications Equipment - 2.2%
Cisco Systems, Inc.	4,498,575	225,738,494
IT Services - 2.5%
Amdocs Ltd.	1,475,438	135,268,156
Capgemini SA	288,900	64,690,788
Cognizant Technology Solutions Corp. Class A	723,779	55,817,836
		255,776,780
Software - 1.4%
Gen Digital, Inc.	3,789,528	88,978,117
Open Text Corp. (b)	1,248,900	54,464,529
		143,442,646
TOTAL INFORMATION TECHNOLOGY		624,957,920
MATERIALS - 2.0%
Chemicals - 1.2%
CF Industries Holdings, Inc.	935,600	70,647,156
Nutrien Ltd.	1,184,600	59,076,002
		129,723,158
Containers & Packaging - 0.6%
Crown Holdings, Inc.	659,400	58,356,900
Metals & Mining - 0.2%
Newmont Corp.	608,629	21,003,787
TOTAL MATERIALS		209,083,845
REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Crown Castle, Inc.	589,700	63,835,025
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	382,772	33,037,051
TOTAL REAL ESTATE		96,872,076
UTILITIES - 9.1%
Electric Utilities - 6.0%
Constellation Energy Corp.	964,901	117,717,922
Edison International	1,810,100	122,145,548
NextEra Energy, Inc.	882,600	51,746,838
PG&E Corp.	13,398,800	226,037,756
Southern Co.	1,339,976	93,155,132
		610,803,196
Independent Power and Renewable Electricity Producers - 0.4%
The AES Corp.	2,782,000	46,403,760
Multi-Utilities - 2.7%
Dominion Energy, Inc.	1,980,600	90,553,032
National Grid PLC	4,923,100	65,571,285
Sempra	1,672,500	119,684,100
		275,808,417
TOTAL UTILITIES		933,015,373
TOTAL COMMON STOCKS (Cost $8,008,962,592)		9,835,218,489

Nonconvertible Preferred Stocks - 1.2%
	Shares	Value ($)
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Dynagas LNG Partners LP 9.00%	188,872	4,835,123
INFORMATION TECHNOLOGY - 1.2%
Technology Hardware, Storage & Peripherals - 1.2%
Samsung Electronics Co. Ltd.	2,729,730	119,443,012
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $112,781,564)		124,278,135

Money Market Funds - 2.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	200,810,223	200,850,385
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	5,984,402	5,985,000
TOTAL MONEY MARKET FUNDS (Cost $206,835,385)		206,835,385

TOTAL INVESTMENT IN SECURITIES - 99.4% (Cost $8,328,579,541)	10,166,332,009
NET OTHER ASSETS (LIABILITIES) - 0.6%	66,511,967
NET ASSETS - 100.0%	10,232,843,976

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	134,700,535	3,313,006,880	3,246,857,030	11,617,043	-	-	200,850,385	0.4%
Fidelity Securities Lending Cash Central Fund 5.39%	20,631,250	489,431,719	504,077,969	1,066,933	-	-	5,985,000	0.0%
Total	155,331,785	3,802,438,599	3,750,934,999	12,683,976	-	-	206,835,385

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	532,587,408	532,587,408	-	-
Consumer Discretionary	284,144,954	284,144,954	-	-
Consumer Staples	1,368,487,347	1,222,575,726	145,911,621	-
Energy	847,416,039	847,416,039	-	-
Financials	2,356,425,560	2,356,425,560	-	-
Health Care	1,716,722,105	1,601,395,183	115,326,922	-
Industrials	870,340,985	711,341,178	158,999,807	-
Information Technology	744,400,932	624,957,920	119,443,012	-
Materials	209,083,845	209,083,845	-	-
Real Estate	96,872,076	96,872,076	-	-
Utilities	933,015,373	867,444,088	65,571,285	-

Money Market Funds	206,835,385	206,835,385	-	-
Total Investments in Securities:	10,166,332,009	9,561,079,362	605,252,647	-
Fidelity® Series Value Discovery Fund
Financial Statements
Statement of Assets and Liabilities
		January 31, 2024

Assets
Investment in securities, at value (including securities loaned of $5,800,130) - See accompanying schedule:
Unaffiliated issuers (cost $8,121,744,156)	$9,959,496,624
Fidelity Central Funds (cost $206,835,385)	206,835,385

Total Investment in Securities (cost $8,328,579,541)		$10,166,332,009
Foreign currency held at value (cost $424)		422
Receivable for investments sold		41,430,139
Receivable for fund shares sold		222,167,198
Dividends receivable		10,886,620
Distributions receivable from Fidelity Central Funds		638,293
Other receivables		65
Total assets		10,441,454,746
Liabilities
Payable for investments purchased	$199,713,493
Payable for fund shares redeemed	2,767,609
Other payables and accrued expenses	144,668
Collateral on securities loaned	5,985,000
Total Liabilities		208,610,770
Net Assets		$10,232,843,976
Net Assets consist of:
Paid in capital		$8,351,230,444
Total accumulated earnings (loss)		1,881,613,532
Net Assets		$10,232,843,976
Net Asset Value, offering price and redemption price per share ($10,232,843,976 ÷ 688,132,787 shares)		$14.87
Statement of Operations
		Year ended January 31, 2024
Investment Income
Dividends		$214,764,133
Interest		3,527
Income from Fidelity Central Funds (including $1,066,933 from security lending)		12,683,976
Total Income		227,451,636
Expenses
Custodian fees and expenses	$220,062
Independent trustees' fees and expenses	57,065
Total expenses before reductions	277,127
Expense reductions	(4,031)
Total expenses after reductions		273,096
Net Investment income (loss)		227,178,540
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	338,621,685
Foreign currency transactions	249,891
Total net realized gain (loss)		338,871,576
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(240,989,827)
Assets and liabilities in foreign currencies	57,228
Total change in net unrealized appreciation (depreciation)		(240,932,599)
Net gain (loss)		97,938,977
Net increase (decrease) in net assets resulting from operations		$325,117,517
Statement of Changes in Net Assets

	Year ended January 31, 2024	Year ended January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$227,178,540	$175,385,662
Net realized gain (loss)	338,871,576	298,928,989
Change in net unrealized appreciation (depreciation)	(240,932,599)	(379,785,791)
Net increase (decrease) in net assets resulting from operations	325,117,517	94,528,860
Distributions to shareholders	(483,057,619)	(714,886,691)

Share transactions
Proceeds from sales of shares	2,455,380,571	1,990,740,468
Reinvestment of distributions	483,057,619	714,886,691
Cost of shares redeemed	(1,554,646,089)	(2,209,464,030)

Net increase (decrease) in net assets resulting from share transactions	1,383,792,101	496,163,129
Total increase (decrease) in net assets	1,225,851,999	(124,194,702)

Net Assets
Beginning of period	9,006,991,977	9,131,186,679
End of period	$10,232,843,976	$9,006,991,977

Other Information
Shares
Sold	167,415,599	130,968,012
Issued in reinvestment of distributions	33,673,586	47,215,366
Redeemed	(105,323,116)	(144,612,002)
Net increase (decrease)	95,766,069	33,571,376

Financial Highlights
Fidelity® Series Value Discovery Fund

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$15.21	$16.34	$14.29	$13.01	$12.19
Income from Investment Operations
Net investment income (loss) A,B	.36	.32	.31	.32 C	.32
Net realized and unrealized gain (loss)	.06	(.10)	3.15	1.39	1.03
Total from investment operations	.42	.22	3.46	1.71	1.35
Distributions from net investment income	(.35)	(.32)	(.33)	(.30)	(.34)
Distributions from net realized gain	(.41)	(1.03)	(1.08)	(.13)	(.19)
Total distributions	(.76)	(1.35)	(1.41)	(.43)	(.53)
Net asset value, end of period	$14.87	$15.21	$16.34	$14.29	$13.01
Total Return D	2.93%	1.55%	24.35%	13.45%	10.95%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	-%	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	2.43%	2.12%	1.87%	2.54% C	2.49%
Supplemental Data
Net assets, end of period (000 omitted)	$10,232,844	$9,006,992	$9,131,187	$8,971,710	$7,556,991
Portfolio turnover rate H	32%	35%	38%	75%	47%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.25%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended January 31, 2024

1. Organization.

Fidelity Series All-Sector Equity Fund, Fidelity Series Stock Selector Large Cap Value Fund and Fidelity Series Value Discovery Fund (the Funds) are funds of Fidelity Devonshire Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2024 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2024, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series All-Sector Equity Fund.	$1,820,526,001	$1,435,201,126	$ (33,896,816)	$1,401,304,310
Fidelity Series Stock Selector Large Cap Value Fund	8,491,541,055	2,298,792,633	(247,643,590)	2,051,149,043
Fidelity Series Value Discovery Fund	8,349,369,407	2,084,647,633	(267,685,031)	1,816,962,602

The tax-based components of distributable earnings as of period end were as follows for each Fund:
	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series All-Sector Equity Fund.	$2,433,020	$74,297,636	$1,401,227,110
Fidelity Series Stock Selector Large Cap Value Fund	72,126,772	165,374,260	2,051,140,162
Fidelity Series Value Discovery Fund	12,101,491	52,433,404	1,817,078,638

The tax character of distributions paid was as follows:

January 31, 2024
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series All-Sector Equity Fund.	$38,345,778	$129,101,752	$167,447,530
Fidelity Series Stock Selector Large Cap Value Fund	264,164,830	236,917,017	501,081,847
Fidelity Series Value Discovery Fund	223,805,056	259,252,563	483,057,619

January 31, 2023
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series All-Sector Equity Fund.	$38,462,025	$287,566,423	$326,028,448
Fidelity Series Stock Selector Large Cap Value Fund	238,553,592	862,974,568	1,101,528,160
Fidelity Series Value Discovery Fund	166,757,339	548,129,352	714,886,691

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, Fidelity Series All-Sector Equity Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable. The total amount of commitments outstanding at period end is presented in the table below.

	Investment to be Acquired	Shares	Commitment Amount
Fidelity Series All-Sector Equity Fund	Lions Gate Entertainment Corp.	40,484	$389,861

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series All-Sector Equity Fund	1,213,273,724	1,551,723,547
Fidelity Series Stock Selector Large Cap Value Fund	7,078,053,729	6,898,037,709
Fidelity Series Value Discovery Fund	4,206,619,838	2,966,371,445

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series All-Sector Equity Fund	$19,529
Fidelity Series Stock Selector Large Cap Value Fund	115,887
Fidelity Series Value Discovery Fund	47,655

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series All-Sector Equity Fund.	Borrower	$ 24,764,000	5.32%	$10,973
Fidelity Series Stock Selector Large Cap Value Fund	Borrower	$ 105,056,000	5.32%	$31,021

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series All-Sector Equity Fund	82,360,896	121,961,467	18,019,740
Fidelity Series Stock Selector Large Cap Value Fund	544,214,204	520,169,043	56,990,571
Fidelity Series Value Discovery Fund	324,390,718	156,614,422	16,479,995

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount ($)
Fidelity Series Stock Selector Large Cap Value Fund	1,708

Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, each Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series All-Sector Equity Fund	$3,943	$-	$-
Fidelity Series Stock Selector Large Cap Value Fund	$48,544	$-	$-
Fidelity Series Value Discovery Fund	$104,091	$-	$-

9. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Series Value Discovery Fund	4,031

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Series All-Sector Equity Fund and Fidelity Series Value Discovery Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Series All-Sector Equity Fund and Fidelity Series Value Discovery Fund (the "Funds"), each a fund of Fidelity Devonshire Trust, including the schedules of investments, as of January 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 12, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Series Stock Selector Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Stock Selector Large Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the "Fund") as of January 31, 2024, the related statement of operations for the year ended January 31, 2024, the statement of changes in net assets for each of the two years in the period ended January 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2024 and the financial highlights for each of the five years in the period ended January 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
March 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President or Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2023 to January 31, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2023	Ending Account Value January 31, 2024	Expenses Paid During Period- C August 1, 2023 to January 31, 2024

Fidelity® Series All-Sector Equity Fund	-%-D
Actual		$ 1,000	$ 1,079.90	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

Fidelity® Series Stock Selector Large Cap Value Fund	-%-D
Actual		$ 1,000	$ 1,050.60	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

Fidelity® Series Value Discovery Fund	-%-D
Actual		$ 1,000	$ 1,017.60	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended January 31, 2024, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series All-Sector Equity Fund	$196,876,838
Fidelity Series Stock Selector Large Cap Value Fund	$374,307,090
Fidelity Series Value Discovery Fund	$313,206,048

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Series All-Sector Equity Fund
March 2023	100%
December 2023	82%
Fidelity Series Stock Selector Large Cap Value Fund
March 2023	97%
December 2023	61%
Fidelity Series Value Discovery Fund
March 2023	91%
December 2023	71%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Series All-Sector Equity Fund
March 2023	99.67%
December 2023	85.84%
Fidelity Series Stock Selector Large Cap Value Fund
March 2023	96.98%
December 2023	65.79%
Fidelity Series Value Discovery Fund
March 2023	93.61%
December 2023	91.78%
A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Fidelity Series All-Sector Equity Fund
March 2023	0.16%
December 2023	6.68%
Fidelity Series Stock Selector Large Cap Value Fund
March 2023	0.47%
December 2023	5.23%
Fidelity Series Value Discovery Fund
March 2023	0.01%
December 2023	0.24%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Series All-Sector Equity Fund	$2,371,379
Fidelity Series Stock Selector Large Cap Value Fund	$8,139,453
Fidelity Series Value Discovery Fund	$11,563,405

The funds will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved amended and restated sub-advisory agreements (the Sub-Advisory Contracts) for each fund, including each fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Sub-Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the funds' Sub-Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
The Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not each fund, will continue to pay the sub-advisory fees to each applicable sub-adviser, and that the management fee paid by the funds under the management contracts with FMR will remain unchanged.
The Board further considered that the approval of each fund's Sub-Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of each fund's assets or the day-to-day management of each fund or the persons primarily responsible for such management. Further, the Board considered that the Sub-Advisory Contracts would not change the obligations and services of FMR and its affiliates on behalf of each fund, and, in particular, there would be no change in the nature and level of services provided to each fund by FMR and its affiliates.
In connection with its consideration of future renewals of each fund's advisory contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each fund's management fee structure is fair and reasonable, and that the funds' Sub-Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage each Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund's Board of Trustees (the Board) has designated each Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factor specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.956971.111
EDT-LDT-ANN-0324

Item 2.

Code of Ethics

As of the end of the period, January 31, 2024, Fidelity Devonshire Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Equity-Income K6 Fund, Fidelity Mid Cap Value K6 Fund, Fidelity Series All-Sector Equity Fund and Fidelity Series Value Discovery Fund (the “Funds”):

Services Billed by Deloitte Entities

January 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income K6 Fund	$59,100	$-	$9,800	$1,200
Fidelity Mid Cap Value K6 Fund	$37,800	$-	$7,400	$900
Fidelity Series All-Sector Equity Fund	$41,600	$-	$7,400	$1,100
Fidelity Series Value Discovery Fund	$43,300	$-	$9,800	$1,200

January 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income K6 Fund	$45,800	$-	$10,200	$1,100
Fidelity Mid Cap Value K6 Fund	$35,700	$-	$7,800	$900
Fidelity Series All-Sector Equity Fund	$41,700	$-	$8,100	$1,000
Fidelity Series Value Discovery Fund	$43,100	$-	$10,000	$1,100

A Amounts may reflect rounding

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Equity-Income Fund, Fidelity Mid Cap Value Fund, Fidelity Series Stock Selector Large Cap Value Fund and Fidelity Stock Selector Large Cap Value Fund (the “Funds”):

Services Billed by PwC

January 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income Fund	$79,100	$5,400	$38,000	$1,800
Fidelity Mid Cap Value Fund	$52,700	$4,100	$10,900	$1,400
Fidelity Series Stock Selector Large Cap Value Fund	$40,700	$3,700	$15,300	$1,200
Fidelity Stock Selector Large Cap Value Fund	$44,500	$4,100	$8,400	$1,400

January 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income Fund	$63,000	$5,000	$18,200	$1,700
Fidelity Mid Cap Value Fund	$45,000	$3,800	$10,000	$1,300
Fidelity Series Stock Selector Large Cap Value Fund	$40,200	$3,300	$8,100	$1,200
Fidelity Stock Selector Large Cap Value Fund	$44,700	$3,800	$8,400	$1,300

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2024A	January 31, 2023A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$935,000	$-

A Amounts may reflect rounding.

Services Billed by PwC

	January 31, 2024A	January 31, 2023A
Audit-Related Fees	$8,284,200	$7,884,000
Tax Fees	$61,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	January 31, 2024A	January 31, 2023A
Deloitte Entities	$1,228,800	$282,800
PwC	$13,584,200	$13,223,700

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	March 21, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	March 21, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	March 21, 2024